As filed with the Securities and Exchange Commission on February 8, 2000

                                                   Registration No. 333-
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                        FINANCE AMERICA SECURITIES, LLC

                 DELAWARE                                    75-2845187
      -------------------------------                   -------------------
      (State or Other Jurisdiction of                    (I.R.S. Employer
      Incorporation or Organization)                    Identification No.)

                         Three World Financial Center
                                  20th Floor
                           New York, New York 10285
                                (212) 526-1360

                             --------------------
   (Address, including zip code, and telephone number, including area code, of principal executive offices)
                             --------------------

                                 Brian Libman
                            Chief Executive Officer
                        Finance America Securities, LLC
                              16802 Aston Street
                           Irvine, California 92606
                                (949) 440-1670

                             --------------------
      (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             --------------------

                                With a copy to:
                Karen H. Cornell                           H. John Steele
       General Counsel and Vice President                 Brown & Wood LLP
              Finance America, LLC                       1666 K Street, N.W.
        15301 Spectrum Drive, Suite 370              Washington, D.C. 20006-1208
              Addison, Texas 75001                         (202) 533-1460
                 (972) 980-2617                         (202) 533-1399 (fax)
              (972) 980-2627 (fax)

    Approximate date of commencement of proposed sale to the public:

    From time to time on or after the effective date of the registration statement, as determined by market conditions and pursuant to Rule 415.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                        CALCULATION OF REGISTRATION FEE

=============================================================================================================

   TITLE OF EACH CLASS OF       AMOUNT TO BE     PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
 SECURITIES TO BE REGISTERED     REGISTERED       OFFERING PRICE          AGGREGATE          REGISTRATION
                                                    PER UNIT(1)       OFFERING PRICE(1)          FEE

-------------------------------------------------------------------------------------------------------------

Asset-Backed Certificates        $1,000,000            100%              $1,000,000            $264.00
and Asset-Backed Notes.......
=============================================================================================================
    (1)        Estimated for the purpose of calculating the registration fee.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, FEBRUARY [ ], 2000

PROSPECTUS SUPPLEMENT (to prospectus dated [           ])

                              $[ ] (APPROXIMATE)

                        FINANCE AMERICA SECURITIES, LLC

                                   [ ] TRUST

                    [                         ] PASS-THROUGH CERTIFICATES

                               [               ]
                                  ORIGINATOR

                               [               ]

                                   SERVICER
                                    ------

The trust fund will issue certificates including the following:

     CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE PROSPECTUS.

     For a list of capitalized terms used in this prospectus supplement and the prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

     The certificates will represent interests in the trust fund only and will not represent interests in or obligations of any other entity.

     This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.



                                       CLASS                INTEREST
 CLASS                           PRINCIPAL AMOUNT(1)          RATE
 -----                           -------------------         -----
 [   ]...........................          $[ ]                [ ]
 [   ]...........................           [ ]                [ ]
 [   ]...........................           [ ]                [ ]
 ___________________
 (1)  These amounts are approximate, as described in this
      prospectus supplement.
 (2)  Interest will accrue on the Class [       ] and [       ]
      Certificates at [described as applicable].

     This prospectus supplement and the accompanying prospectus relate only to the offering of the certificates listed in the table above and not to the other classes of certificates that will be issued by the trust fund as described in this prospectus supplement.

     [Describe assets of trust fund.]


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      [Describe underwriting arrangements.]

      On or about [      ], delivery of the certificates offered by this
prospectus supplement will be made through the book-entry facilities
of [         ].


                               [UNDERWRITER(S)]
                    The date of this prospectus supplement is [          ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
            PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

        We provide information to you about the certificates offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (2) this prospectus supplement, which describes the specific terms of your certificates.

        IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

        You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

        We are not offering the certificates in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                    ---------------------------------------

        Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                    ---------------------------------------

        We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                              TABLES OF CONTENTS

                             PROSPECTUS SUPPLEMENT


                                            Page

Summary of Terms..............................7
  The Offered Certificates....................7
  The Mortgage Loans..........................9
  [The Pre-Funding Account....................9
  Servicing of the Mortgage Loans.............9
  Optional Purchase of Mortgage Loans.........9
  Tax Status.................................10
  ERISA Considerations.......................10
  Legal Investment Considerations............10
  Ratings of the Certificates................10
Risk Factors.................................11
  [Some of the loans in the mortgage
  pool are more likely to default than
  others, and higher than expected
  defaults on these loans could reduce
  the yield on your certificates.............11
  [Mortgage Loan Interest Rates May
  Limit Interest Rates on the
  Certificates...............................11
  [Potential Inadequacy of Credit
  Enhancement for the Certificates...........12
  [Special Risks for the Class
  [Mezzanine/Subordinate] Certificates.......13
  [Effect of Lack of Primary Mortgage
  Insurance on the Class [ ]
  Certificates...............................14
  Unpredictability and Effect of
  Prepayments................................14
  [Geographic Concentration of Mortgage
  Loans......................................15
  Real Estate Market May Affect
  Performance of Mortgage Loans..............15
  [Early Principal Payment From Cash
  Remaining in Pre-Funding Account...........16
  You will not receive physical
  certificates, which can cause delays
  in distributions and hamper your
  ability to pledge or resell your
  certificates...............................16
  Potential Disruption of Computer
  Systems....................................16
  Limited Ability to Resell Certificates.....16
Description of the Certificates..............17
  General....................................17
  [Pre-Funding Account.......................18
  Book-Entry Registration....................18
  Distributions of Interest..................20
  [Determination of Index....................21
  Distributions of Principal.................21
  Credit Enhancement.........................22
  [The Reserve Fund..........................23

                                            Page

  Final Scheduled Distribution Date..........24
  Reports to Certificateholders..............24
  Optional Purchase of Mortgage Loans;
  Termination of the Trust Fund..............24
  The Trustee................................25
[The Insurance Policy........................25
  The Insurer................................25
  Insurer Financial Information..............25
  Where You Can Obtain Additional
  Information About the Insurer..............25
  Year 2000 Disclosure.......................26
  Financial Strength Ratings of the Insurer..26
  The Insurance Policy.......................26
Description of the Mortgage Pool.............26
  General....................................26
  Adjustable Rate Mortgage Loans.............27
  [The Index.................................27
  The Mortgage Loans.........................27
  [Subsequent Mortgage Loans.................35
Additional Information.......................35
[The Originator..............................36
  General....................................36
  Lending Activities and Loan Sales..........36
  Underwriting Guidelines....................36
[The Servicer................................37
  General....................................37
  Loan Servicing.............................37
  Servicing Practices and Experience.........37
The Pooling and Servicing Agreement..........39
  General....................................39
  Assignment of Mortgage Loans...............39
  Voting Rights..............................40
  General Servicing Provisions...............40
  Prepayment Interest Shortfalls.............41
  Advances...................................41
  Servicing Advances.........................41
  Collection of Taxes and Insurance
  Premiums ..................................42
  Insurance Coverage.........................42
  Purchases of Defaulted Mortgage Loans......42
  Evidence as to Compliance..................42
  Servicing Compensation and Payment of
  Expenses ..................................42
  Subservicing...............................43
  Resignation or Removal of the Servicer.....43
Yield Considerations.........................43
  General....................................43
  Overcollateralization......................45
  [Subordination of the Class
  [Mezzanine/Subordinate] Certificates.......45
  Weighted Average Life......................46
Federal Income Tax Considerations............49
  General....................................49
  Taxation of Offered Certificates...........49
State Income Tax Considerations..............49
Legal Investment Considerations..............49
Use of Proceeds..............................50
Underwriting.................................50
ERISA Considerations.........................50
Experts......................................50
Legal Matters................................51
Ratings......................................51
Glossary of Defined Terms....................52
Annex I......................................1

                                  PROSPECTUS


                                           Page

Risk Factors.................................1

  Limited Liquidity May Result in Delays
    in Liquidations or Lower Returns.........1
  Payments on Securities Are Limited to
    the Assets of Trust......................1
  Enhancement May Be Insufficient to
    Cover Losses.............................1
  Timing and Rate of Prepayments May
    Result in Lower Yield ...................2
  Junior Liens May Result in Increased
    Losses in Foreclosure Proceedings........2
  Decrease in Value of Mortgaged
    Property May Result in Losses ...........3
  Costs for Cleaning Environmentally
    Contaminated Property May Result in
    Losses ..................................3
  State and Federal Laws May Limit
    Ability to Collect on Loans .............3
  Rating of the Securities Do Not Assure
    Payment .................................4
  Liquidation Value of Trust Assets May
    Be Insufficient to Satisfy All
    Claims Against Trust.....................4
Description of the Securities................4

   General...................................4
   Payments of Principal.....................6
   Final Scheduled Distribution Date.........6
   Special Redemption........................6
   Optional Redemption, Purchase of Trust
     Assets or Securities, Termination of
     Trust ..................................7
   Weighted Average Life of the Securities...7
   Book-Entry Registration and Definitive
     Securities..............................8

The Trusts...................................13

   General...................................13
   The Loans.................................14
   Private Securities........................19
   Agency Securities.........................21

                                            Page
   FHA Loans and VA Loans....................24
   Collection and Distribution Accounts......25

Enhancement..................................26

   Subordinate Securities....................26
   Cross-Support Provisions..................27
   Financial Guaranty Insurance Policy or
     Surety Bond ............................27
   Insurance.................................27
   Reserve Funds.............................28
   Minimum Principal Payment Agreement.......29
   Derivative Products.......................29
   Other Insurance, Surety Bonds,
     Guaranties, Letters of Credit and
     Similar Instruments or Agreements ......29

Servicing of Loans...........................30

   General...................................30
   Collection Procedures; Escrow Accounts....30
   Deposits to and Withdrawals From the
     Collection Account .....................31
   Advances and Limitations..................33
   Maintenance of Insurance Policies and
     Other Servicing Procedures .............33
     Realization Upon Defaulted Loans........35
     Enforcement of Due-On-Sale Clauses......36
  Servicing Compensation and Payment of
     Expenses ...............................36
   Evidence as to Compliance.................37
   Termination and Liability of a Servicer...37

The Agreements...............................39

   Assignment of Trust Assets................39
   Pre-Funding Account.......................42
   Reports to Securityholders................43
   Events of Default; Rights Upon Event
     of Default .............................44
   The Trustee...............................46
   Duties of the Trustee.....................47
   Resignation of Trustee....................47
   Amendment of Agreement....................48
   Voting Rights.............................48

                                            Page
   REMIC Administrator.......................48
   Termination...............................49

Legal Aspects of the Loans...................50

   Mortgages.................................50
   Foreclosure on Mortgages..................51
   Environmental Risks.......................53
   Rights of Redemption......................54
   Junior Mortgages; Rights of Senior
     Mortgages ..............................54
   Anti-Deficiency Legislation and the
     Bankruptcy Code ........................56
  Due-On-Sale Clauses In Mortgage Loans......57
  Enforceability of Prepayment and Late
    Payment Fees ............................58
  Equitable Limitations on Remedies..........58
  Applicability of Usury Laws................69
  Applicability of Lending Laws..............59
  Cooperative Loans..........................59
  Foreclosure on Cooperative Loans...........61
  Manufactured Housing and Home
  Improvement Contracts .....................62
  Installment Contracts......................64
  Soldiers' and Sailors' Civil Relief
    Act of 1940 .............................65
  Consumer Protection Laws...................66

The Depositor................................66

   General...................................66

Use of Proceeds..............................67

Federal Income Tax Considerations............67

   General...................................67
   Taxation of Debt Securities...............68
   Taxation of the REMIC and its Holders.....74
   REMIC Expenses; Single Class REMICs.......75


                                            Page
   Taxation of the REMIC.....................76
  Taxation of Holders of Residual
    Interest Securities .....................78
  Administrative Matters.....................81
  Tax Status as a Grantor Trust..............81
  Sale or Exchange...........................85
  Miscellaneous Tax Aspects..................85
  Tax Treatment of Foreign Investors.........86
  Tax Characterization of the Trust as a
    Partnership .............................87
  Tax Consequences to Holders of the
    Notes ...................................88
  Tax Consequences to Holders of the
    Certificates ............................90
  FASIT Securities...........................96
  Tax Treatment of FASIT Regular Securities..99
  Tax Treatment of FASIT Ownership
    Securities .............................100
  Foreign Securityholders...................101

State Tax Considerations....................101

Erisa Considerations........................102

Legal Investment Considerations.............107

Ratings.....................................107

Plan of Distribution........................108

Legal Matters...............................108

Available Information.......................108

Incorporation Of Documents By Reference.....109

Index of Defined Terms......................110

                               SUMMARY OF TERMS

o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

o [WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST FUND OR IN ANY POOL, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE CERTIFICATES-- DISTRIBUTIONS OF PRINCIPAL" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES, UNLESS WE SPECIFY OTHERWISE.]



THE OFFERED CERTIFICATES

    Finance America Securities, LLC's [ ___________ ] Pass-Through Certificates consist of the following classes: [ ___________ ]. Only the [ ___________ ] Certificates are being offered by this prospectus supplement. These certificates will be issued in book-entry form.

    SEE "DESCRIPTION OF THE CERTIFICATES -- GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE MINIMUM DENOMINATIONS AND THE INCREMENTAL DENOMINATIONS OF EACH CLASS OF CERTIFICATES.

    The certificates represent ownership interests in a trust fund, the assets of which consist primarily of [describe assets of trust.]

    The certificates will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the certificates on the date they are issued and the approximate total principal amount of the certificates on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE CERTIFICATES

    Principal and interest on the certificates will be payable on the [25th] day of each month, beginning in [ ___________ ]. However, if the [25th] day is not a business day, distributions will be made on the next business day after the [25th] day of the month.

INTEREST PAYMENTS

    Interest will accrue on each class of certificates, [other than the Class [Residual/Principal Only] Certificate], at the applicable annual rates described in this prospectus supplement.

    SEE "DESCRIPTION OF THE CERTIFICATES -- DISTRIBUTIONS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

    The amount of principal payable on the certificates, [other than the Class [Residual/Principal Only] Certificate], will be determined by (1) funds actually received on the mortgage loans in [each] pool that are available to make payments on the certificates, (2) the amount of interest received or advanced on the mortgage loans that is used to pay principal on the certificates, calculated as described in this prospectus supplement, (3) [formulas that allocate a portion of principal payments received on the mortgage loans to each class of certificates, as described in this prospectus supplement,] and (4) [ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

    WE EXPLAIN HOW PRINCIPAL IS PAID ON THE CERTIFICATES UNDER "DESCRIPTION OF THE CERTIFICATES -- DISTRIBUTIONS OF PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT.

[PREPAYMENT PENALTIES ON THE MORTGAGE LOANS

    The holder of the Class [ ] Certificate will be entitled to receive any prepayment penalties received on the mortgage loans. These amounts will not be available to make payments on other classes of certificates.

    SEE "DESCRIPTION OF THE CERTIFICATES" AND "DESCRIPTION OF THE MORTGAGE POOLS -- GENERAL" IN THIS PROSPECTUS SUPPLEMENT.]

LIMITED RECOURSE

    The only source of cash available to make interest and principal payments on the certificates will be the assets of the trust fund. The trust fund will have no other source of cash and no entity other than the trust fund will be required or expected to make any payments on the certificates.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE CERTIFICATES

[DESCRIBE ANY APPLICABLE FINANCIAL GUARANTY INSURANCE POLICY OR GUARANTEE.]

[SUBORDINATION OF PAYMENTS

    The [senior] certificates will have a payment priority as a group over the Class [Mezzanine/Subordinate] Certificates both for payments of interest and payments of principal. No amounts will be paid to the Holder of the Class [Subordinate] Certificate on any distribution date until all amounts due to the senior certificates and the Class [Mezzanine] Certificates on that date have been paid and overcollateralization has reached the required level.]

[OVERCOLLATERALIZATION

    On the closing date, the total principal balance of the mortgage loans is expected to [approximately equal/exceed the total principal amount of the certificates]. Any interest received on the mortgage loans in excess of the amount needed to pay interest on the certificates and certain expenses and fees of the trust fund will be used to reduce the total principal amount of the certificates to a level set by the rating agencies until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the certificates by the amount required by the rating agencies. This condition is referred to as "overcollateralization." We cannot assure you that sufficient interest will be generated by the mortgage loans to create overcollateralization, to increase overcollateralization to the level required by the rating agencies, or, if such level is attained, to maintain it at that level.

    SEE "RISK FACTORS -- POTENTIAL INADEQUACY OF Credit ENHANCEMENT FOR THE CLASS [MEZZANINE/SUBORDINATE] CERTIFICATES" AND "DESCRIPTION OF THE CERTIFICATES -- CREDIT ENHANCEMENT -- SUBORDINATION" AND "--
OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT.]

[ALLOCATION OF LOSSES

    As described in this prospectus supplement, amounts representing losses on the mortgage loans in excess of overcollateralization will be applied to reduce the principal amount of the Class [Senior] Certificates until their principal amount has been reduced to zero.

    o If a loss has been allocated to reduce the principal amount of your Class [Mezzanine/Subordinate] Certificate, you will receive no payment in respect of that reduction at that time.

    o After overcollateralization has been created and has been increased to the required level, you will receive the amount of that loss if there are sufficient funds to pay you, as described in this prospectus supplement, but you will not receive any interest on that amount.

    After the principal amount of the Class [Mezzanine/Subordinate] Certificates has been reduced to zero, amounts representing losses on the mortgage loans will be paid to holders of the senior certificates by [Certificate Insurer], to the extent funds available are insufficient to cover such losses.

    SEE "DESCRIPTION OF THE CERTIFICATES -- CREDIT ENHANCEMENT -- ALLOCATION OF LOSSES" AND "THE INSURANCE POLICY" IN THIS PROSPECTUS SUPPLEMENT.]

THE MORTGAGE LOANS

    On the closing date, which is expected to be on or about [                ],
the assets of the trust fund will consist of [two] pools of mortgage loans with
a total principal balance of approximately $[                   ]. The mortgage
loans will be secured by mortgages, deeds of trust, or other security instruments, all of which are referred to in this prospectus supplement as mortgages.

    [Description of mortgage loans.]

    [Description of pre-funding account and additional mortgage loans if applicable.]

    [The mortgage loans in the trust fund will not be insured or guaranteed by any government agency.]

    SEE "DESCRIPTION OF THE MORTGAGE POOLS" IN THIS PROSPECTUS SUPPLEMENT FOR A GENERAL DESCRIPTION OF THE MORTGAGE LOANS AND "[THE ORIGINATOR]" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE UNDERWRITING GUIDELINES APPLIED IN ORIGINATING THE MORTGAGE LOANS.

[THE PRE-FUNDING ACCOUNT

    On the closing date, approximately $[ _________ ] will be deposited by [ ________ ] in a pre-funding account maintained by [ __________ ]. It is intended that additional mortgage loans will be sold to the trust fund by the depositor from time to time, from [ _______ ] until [ _______ ], paid for with the funds on deposit in the pre-funding account.

    [Description of pre-funding account and additional mortgage loans if applicable.]

    SEE "DESCRIPTION OF THE CERTIFICATES --PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.]

SERVICING OF THE MORTGAGE LOANS

    The mortgage loans will be serviced by [                                 ].

    SEE "[THE SERVICER]" AND "THE POOLING AND SERVICING AGREEMENT" IN THIS PROSPECTUS SUPPLEMENT.

OPTIONAL PURCHASE OF MORTGAGE LOANS

    [ ____________________ ] will have the option to purchase all of the mortgage loans and the other property of the trust fund, [other than the insurance policy], after the total principal balance of the mortgage loans declines to less than [ ]% of their initial total principal balance; if [ ______________________ ] does not exercise that option, [ ] may purchase the Mortgage Loans and other property of the trust fund.

    If the mortgage loans and other assets are purchased, the certificateholders will be paid accrued interest and principal equal to the outstanding principal amount of the certificates.

    SEE "DESCRIPTION OF THE CERTIFICATES -- OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE PURCHASE PRICE TO BE PAID FOR THE MORTGAGE LOANS.

TAX STATUS

    [REMIC, grantor trust or FASIT status to be described as applicable.]

    SEE "FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS TO THE CERTIFICATES.

ERISA CONSIDERATIONS

    [Generally, the Class [Senior] Certificates may, but the Class [Mezzanine/ Subordinate] Certificates may not, be purchased by employee benefit plans or individual retirement accounts subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986. A fiduciary of an employee benefit plan or an individual retirement account must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a nonexempt prohibited transaction under applicable law.]

    SEE "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR A MORE COMPLETE DISCUSSION OF THESE ISSUES.

LEGAL INVESTMENT CONSIDERATIONS

    [None of the Certificates/Only the Class [Senior/Mezzanine] Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

    There are other restrictions on the ability of certain types of investors to purchase the certificates that prospective investors should consider.

    SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

RATINGS OF THE CERTIFICATES

    The certificates will initially have the following ratings from [        ]:

               [Rating        [Rating
   Class       Agency]        Agency]
   -----       ------         ------
   [   ]        [   ]          [   ]
   [   ]        [   ]          [   ]
   [   ]        [   ]          [   ]

These ratings are not recommendations to buy, sell or hold these certificates. A rating may be changed or withdrawn at any time by the assigning rating agency.

    o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your certificates may be lower than anticipated.

    SEE "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE COMPLETE DISCUSSION OF THE CERTIFICATE RATINGS.

                                 RISK FACTORS

        THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.


[SOME OF THE LOANS IN THE               The payment schedules for most of the mortgage loans in the pool require the
MORTGAGE POOL ARE MORE LIKELY           borrower to pay off the principal balance of the loan gradually over the life of
TO DEFAULT THAN OTHERS, AND             the loan. Some of the mortgage loans in the pool, however, have payment
HIGHER THAN EXPECTED DEFAULTS           schedules under which the borrowers makes relatively small payments of principal
ON THESE LOANS COULD REDUCE THE         over the life of the loan, and then must make a large final payment at maturity
YIELD ON YOUR CERTIFICATES              that pays off the entire principal balance outstanding. This final payment is usually much larger than the previous monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the risk of default is greater than on fully amortizing loans. High rates of default on these types of loans in the pool could result in greater losses on the subordinated certificates.

                                        The ability of a borrower to refinance the type of loan described above or sell the mortgaged property will depend upon a number of factors, including:

                                             o   the level of mortgage interest rates;

                                             o   the borrower's equity in the mortgage property;

                                             o   general economic conditions; and

                                             o   the availability of credit.

                                        We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage
                                        Pool" for information on the percentage of loans in the mortgage loan pool that consists of these loans.]

[MORTGAGE LOAN INTEREST RATES           [LIBOR may increase or decrease at different times and in different amounts than
MAY LIMIT INTEREST RATES ON THE         the index applicable to the adjustable rate mortgage loans.]
CERTIFICATES
                                        [The trust fund will include a reserve fund whose primary asset will be
                                        [describe if applicable]].

                                        SEE "DESCRIPTION OF THE CERTIFICATES -- THE RESERVE FUND" IN THIS PROSPECTUS
                                        SUPPLEMENT. FOR DETAILED INFORMATION ON THE INTEREST RATES OF THE MORTGAGE
                                        LOANS, SEE "DESCRIPTION OF THE MORTGAGE POOLS" IN THIS PROSPECTUS SUPPLEMENT.]

[POTENTIAL INADEQUACY OF CREDIT         The Certificates are not insured by any financial guaranty insurance policy. The
ENHANCEMENT FOR THE CERTIFICATES        overcollateralization feature described in this prospectus supplement is intended to enhance the likelihood that holders of more senior Classes of
                                        Certificates will receive regular payments of interest and principal, but is limited in nature and may be insufficient to cover all losses on the mortgage loans or shortfalls in interest payments on the mortgage loans.

                                        In order to create, increase and maintain overcollateralization, it will be necessary that the mortgage loans generate more interest than is needed to pay interest on the certificates as well as fees and expenses of the trust fund and other amounts that are described in this prospectus supplement. We expect that the mortgage loans will generate more interest than is needed to pay those amounts, at least during certain periods, because the weighted average of the interest rates on the mortgage loans will be higher, at the time the certificates are issued, than the weighted average of the interest rates on the certificates. We cannot assure you, however, that enough excess interest will be generated to reach the overcollateralization levels required by the rating agencies. The following factors will affect the amount of excess interest that the mortgage loans will generate:

                                             o   PREPAYMENTS. Every time a mortgage loan with an interest rate higher than the weighted average of the interest rates on the certificates is prepaid, total excess interest after the date of prepayment will be reduced because that mortgage loan will no longer be outstanding and generating interest. The effect on your certificates of this reduction will be influenced by the amount of prepaid loans and the
                                                 characteristics of the prepaid loans. Prepayment of a
                                                 disproportionately high number of high interest rate mortgage loans would have a greater negative effect on future excess interest.

                                             o   DEFAULTS. The rate of defaults on the mortgage loans may turn out to be higher than expected. Defaulted mortgage loans may be liquidated, and liquidated mortgage loans will no longer be outstanding and generating interest.

                                             o   LEVEL OF LIBOR. If LIBOR increases, more money will be needed to pay interest to certificateholders, so less money will be available as excess interest.]

[SPECIAL RISKS FOR THE CLASS            The rights of holders of Class [Mezzanine/Subordinate] Certificates to receive
[MEZZANINE/SUBORDINATE]                 payments of interest are subordinate to the rights of holders of senior
CERTIFICATES                            certificates to receive payments of interest, and the rights of holders of Class
                                        [Mezzanine/Subordinate] Certificates to receive payments of principal are subordinate to the rights of holders of senior certificates to receive payments of principal.

                                        In addition, you should consider the following:

                                             o   If you buy a Class [Mezzanine/Subordinate] Certificate and losses on the mortgage loans exceed excess interest and any overcollateralization that has been created, the principal amount of your certificate will be reduced proportionately with the principal amounts of the other Class
                                                 [Mezzanine/Subordinate] Certificates by the amount of that excess;

                                             o   If, after overcollateralization is created in the required amount, the mortgage loans generate interest in excess of the amount needed to pay interest and principal on the certificates and fees and expenses of the trust fund, the excess interest will be used to pay you and other holders of Class [Mezzanine/Subordinate] Certificates the amount of any reduction in the principal balances of the Class
                                                 [Mezzanine/Subordinate] Certificates caused by application of losses.

                                             o   We cannot assure you, however, that any excess interest will be generated and, in any event, no interest will be paid to you on the amount by which your principal balance was reduced because of the application of losses.

                                        SEE "DESCRIPTION OF THE CERTIFICATES -- CREDIT ENHANCEMENT -- SUBORDINATION" AND
                                        "-- ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

[EFFECT OF LACK OF PRIMARY              Approximately [ ]% of the mortgage loans have loan-to-value ratios greater than
MORTGAGE INSURANCE ON THE               80%. None of the mortgage loans are covered by a primary mortgage insurance
CLASS [ ] CERTIFICATES                  policy. If borrowers default on their mortgage loans, there is a greater likelihood of losses than if the loans were insured. We cannot assure you that the applicable credit enhancement will be adequate to cover those losses.

                                        SEE "DESCRIPTION OF THE CERTIFICATES -- CREDIT ENHANCEMENT -- SUBORDINATION" AND
                                        "-- ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

UNPREDICTABILITY AND EFFECT             Borrowers may prepay their mortgage loans in whole or in part at any time;
OF PREPAYMENTS                          [however, approximately [ ____ ]% of the mortgage loans require the payment of a prepayment penalty in connection with some voluntary prepayments, which may discourage these borrowers from prepaying their mortgage loans]. Prepayments of principal may also be caused by liquidations of or insurance payments on the mortgage loans. A prepayment of a mortgage loan will usually result in a prepayment on the certificates.

                                        The prepayment experience on the mortgage loans may affect the average life of the certificates. The rate of principal payments on the mortgage loans is from time to time influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the mortgage loans or that the rate of payments will conform to the model described in this prospectus supplement.

                                        If prevailing interest rates fall significantly below the interest rates on the mortgage loans, principal prepayments are likely to be higher than if prevailing rates remain at or above the interest rates on the mortgage loans. As a result, the actual maturity of the certificates could occur significantly earlier than expected. Conversely, if prevailing interest rates rise significantly above the interest rates on the mortgage loans, principal prepayments are likely to be lower than if prevailing rates remain at or below the interest rates on the mortgage loans and the maturity of the certificates could occur significantly later than expected. In addition, certain prepayments may result in the collection of less interest than would otherwise be the case in the month of prepayment.

                                             o   If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

                                             o   If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                                        SEE "YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF
                                        FACTORS THAT MAY INFLUENCE THE RATE AND TIMING OF PREPAYMENTS ON THE MORTGAGE
                                        LOANS.

[GEOGRAPHIC CONCENTRATION               Approximately [ ]% of the mortgage loans expected to be in the pool on the
OF MORTGAGE LOANS                       closing date are secured by properties in [California]. Delinquencies, defaults and losses on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in one state because the following conditions in
                                        [California] will have a disproportionate impact on the mortgage loans in general:

                                             o   Declines in the [California] residential real estate market may reduce the values of properties located in that state, which would result in an increase in the loan-to-value ratios.

                                             o   Properties in [California] may be more susceptible than homes located in other parts of the country to certain types of uninsured hazards, such as earthquakes, as well as floods, wildfires, mudslides and other natural disasters.

                                        Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of those mortgage loans.

                                        FOR ADDITIONAL INFORMATION REGARDING THE GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE
                                        LOANS IN EACH POOL, SEE THE APPLICABLE TABLE UNDER "DESCRIPTION OF THE MORTGAGE
                                        POOLS" IN THIS PROSPECTUS SUPPLEMENT.]

REAL ESTATE MARKET MAY AFFECT           A decline in the real estate values or in economic conditions generally could
PERFORMANCE OF MORTGAGE LOANS           increase the rates of delinquencies, foreclosures and losses on the mortgage loans to a level that is significantly higher than those experienced currently;
                                        and no assurance can be given that values of the properties securing the mortgage loans will not decline since the date of origination of the mortgage loan. If the credit enhancement described in this prospectus supplement is not enough to protect your certificates from these losses, the yield on your certificates may be reduced.


[EARLY PRINCIPAL PAYMENT FROM           If the cash in the pre-funding account on the closing date is not used to
CASH REMAINING IN PRE-FUNDING           acquire additional mortgage loans by [ _______________ ], then that cash will be
ACCOUNT                                 [paid to you on a proportionate basis with the other certificateholders in reduction of the principal balance of your certificates.] If the amount of that cash is substantial, you will receive a significant unexpected early payment of principal in (or before) [ ____________ ]. We cannot assure you that you will be able to reinvest that money in another investment with a comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL          Your ownership of the certificates will be registered electronically with DTC.
CERTIFICATES, WHICH CAN CAUSE          The lack of physical certificates could:
DELAYS IN DISTRIBUTIONS AND
HAMPER YOURABILITY TO PLEDGE                 o   result in payment delays on the certificates because the trustee will
OR RESELL YOUR CERTIFICATES                      be sending distributions on the certificates to DTC instead of directly to you;

                                             o   make it difficult for you to pledge your certificates if physical certificates are required by the party demanding the pledge; and

                                             o   could hinder your ability to resell the certificates because some investors may be unwilling to buy certificates that are not in physical form.

                                        SEE "DESCRIPTION OF THE CERTIFICATES -- BOOK-ENTRY REGISTRATION" IN THIS
                                        PROSPECTUS SUPPLEMENT.

POTENTIAL DISRUPTION                    The transition from the year 1999 to the year 2000 may interfere with the
OF COMPUTER SYSTEMS                     ability of computer systems used by the servicer, the trustee, The Depository
                                        Trust Company and other parties to process information. This could disrupt collection of payments on the mortgage loans and calculation and distribution of payments on the certificates.

LIMITED ABILITY TO                      The underwriter is not required to assist in resales of the certificates,
RESELL CERTIFICATES                     although it may do so. A secondary market for any class of certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your certificates. The certificates will not be listed on any securities exchange.

                                 [Additional risk factors to be provided if applicable.]

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The [        ] Pass-Through Certificates will consist of the following
Classes: [         ] (together, the "Certificates").

        The [ _____ ] Certificates are referred to herein as the "Senior Certificates." Only the Class [ ____ ] Certificates (the "Offered Certificates") are offered hereby. The Class [ ] Certificates are referred to herein as the "LIBOR Certificates." The Class [ _____ ] Certificates are referred to herein as the "Subordinate Certificates." The Class R Certificate is also referred to as the "Residual Certificate."

        The Class [Residual] Certificate will be issued as a single Certificate in fully registered, certificated form.

        The Certificates represent beneficial ownership interests in a trust fund (the "Trust Fund"), the assets of which consist primarily of (1) [describe mortgage loans] (the "Mortgage Loans"), (2) the assets that from time to time are identified as deposited in respect of the Mortgage Loans in the Collection Account and the Certificate Account (each as defined herein),
(3) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure, (4) any applicable insurance policies and all proceeds thereof, and (5) [describe other assets, as applicable].

        Each Class of Offered Certificates will be issued in the respective approximate initial total principal amount set forth or described on the cover page hereof. The total principal amount of each Class of Offered Certificates is referred to herein as the "Class Principal Amount" for that Class. The Class [ ] Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described herein. The total initial Certificate Principal Amount (as defined herein) of the Certificates and the initial Class Principal Amount of each Class of Offered Certificates may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined herein) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pool" herein.

        Distributions on the Certificates will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to Certificateholders of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which that Distribution Date occurs.

        o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in New York or [California] are closed.

        Distributions on the Offered Certificates will be made to each registered holder entitled thereto, either (1) by check mailed to the Certificateholder's address as it appears on the books of the Trustee (as defined herein), or (2) at the request, submitted to the Trustee in writing at least five Business Days prior to the related Record Date, of any holder of an Offered Certificate (at the holder's expense) in immediately available funds; provided, that the final distribution in respect of any Certificate will be made only upon presentation and surrender of the Certificate at the Corporate Trust Office (as defined herein) of the Trustee. See "-- The Trustee" herein.

[PRE-FUNDING ACCOUNT

        On the Closing Date approximately $[ ___________________ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by the Trustee, which account shall be part of the trust fund. During the period (the "Pre-Funding Period") from the Closing Date until [ ______________ ], the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined herein) deposited in the trust fund in accordance with the Pooling and Servicing Agreement. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to Classes of Certificates then entitled to payments of principal on the next Distribution Date.

        Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [ ______________ ] following the Pre-Funding Period.]

BOOK-ENTRY REGISTRATION

        GENERAL. The Offered Certificates (the "Book-Entry Certificates") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Banking, societe anonyme (formerly Cedelbank) ("Clearstream") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Certificates will be issued in minimum denominations in principal amount of $[ ________________ ] and integral multiples of $1 in excess thereof.

        Each Class of Book-Entry Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Certificate (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Certificate"), except as set forth below under "-- Definitive Certificates" and in the Prospectus under "Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities."

        Unless and until Definitive Certificates are issued, it is anticipated that:

        o the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement (as defined herein).

        o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC [, Clearstream or Euroclear, as applicable,] and [its/their] Participants.

        o while the Offered Certificates are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream and Euroclear] and [its/their] operations, DTC [Clearstream and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

        None of the Depositor, the Servicer or the Trustee [or additional parties] (as those terms are defined herein) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

        Certain computer applications and systems that DTC uses for processing dates ("Systems") based upon calendar dates, including dates before, on, and after January 1, 2000, may encounter certain problems related to the Systems' use of only two digits to calculate calendar dates ("Year 2000 Problems"). Year 2000 Problems could cause DTC's Systems, as they relate to the timely payment of distributions (including principal and interest payments) to securityholders, book-entry deliveries, and settlement of trades within DTC, to cease functioning appropriately. DTC has advised the Depositor that it has developed and is implementing a technical assessment and remediation plan (which includes a testing phase) to deal with Year 2000 Problems. However, DTC's ability to perform its services also depends upon other parties including, among others, issuers and their agents, third party software and hardware vendors, and third party service and information providers (including telecommunication and electrical utility service providers). In general, the extent of computer problems that may occur due to Year 2000 Problems is not yet clear.

        For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream and Euroclear], see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the Prospectus" [and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to this Prospectus Supplement].

        DEFINITIVE CERTIFICATES. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under " Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their Book-Entry Certificates. Upon surrender by DTC of the Definitive Certificates representing the Book-Entry Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Certificates as Definitive Certificates in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

DISTRIBUTIONS OF INTEREST

        The amount of interest distributable on each Distribution Date in respect of each Class of Certificates (other than the Class [Residual/Principal Only] Certificate) will equal the sum of [to be provided as applicable]. Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days in each Accrual Period.

        o The "Interest Rate" for each Class of Certificates will be the applicable annual rate described below.

        [If [ _____________________ ] does not exercise its option to purchase the Mortgage Loans when it is first entitled to do so, as described under "-- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" herein, then with respect to each succeeding Distribution Date, the [ ___________ ] will be increased to _______ %]. Subject to the preceding proviso, the Interest Rates for the Class [ ___________ ] Certificates will be the applicable annual rate determined as follows:

        o     [To be provided as applicable].

        o The "Net Mortgage Rate" for any Mortgage Loan equals the Mortgage Rate thereof MINUS the Total Expense Rate (as defined herein).

        o The "Total Expense Rate" for each Distribution Date is the sum of [the Servicing Fee Rate and the Trustee Fee Rate (each as defined herein)].

        The "Certificate Principal Amount" of any Offered Certificate for any date of determination will equal that Certificate Principal Amount on [ __________ ] (the "Closing Date") as reduced by all amounts previously distributed on that Certificate in respect of principal and, in the case of a Class [ ____ ] Certificate, any Applied Loss Amount (as defined herein) previously allocated to that Certificate.

        For each Distribution Date, the "Accrual Period" applicable to each Class of Offered Certificates will be the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

        o The "Interest Remittance Amount" for any Distribution Date will equal the sum of [to be provided if applicable].

        On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

        [To be provided as applicable.]

        When a principal prepayment in full is made on a Mortgage Loan, the borrower is charged interest only to the date of the prepayment, instead of for a full month, with a resulting reduction in interest payable for the month during which the prepayment is made. Prepayments in part will be applied [as of the date of receipt.] Full or partial prepayments (or proceeds of other liquidations) received in any Prepayment Period will be distributed to holders of Offered Certificates on the Distribution Date following that Prepayment Period. To the extent that, as a result of a full or partial prepayment, a borrower is not required to pay a full month's interest on the amount prepaid, a shortfall (a "Prepayment Interest Shortfall") in the amount available to make distributions of interest on the Certificates could result. [A Prepayment Interest Shortfall will result from a prepayment in full only if that prepayment is received on or after the [16th] day of a calendar month. If a prepayment in full is received on or prior to the [15th] day of a calendar month, there will be an excess of interest over one month's interest for that Mortgage Loan ("Prepayment Interest Excess") available for distribution to Certificateholders on the related Distribution Date.] [The Servicer is obligated to fund Prepayment Interest Shortfalls [resulting from prepayments in full] that exceed Prepayment Interest Excess that exceed Prepayment Interest Excess but only in an amount up to the total of the Servicing Fees for the applicable Distribution Date.] See "The Pooling and Servicing Agreement -- Prepayment Interest Shortfalls" herein. Any such payment by the Servicer is referred to herein as "Compensating Interest." Any Prepayment Interest Shortfalls not funded by the Servicer ("Net Prepayment Interest Shortfalls") will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

[DETERMINATION OF INDEX

        On the second Business Day preceding the beginning of each Accrual Period (each such date, an "Index Determination Date"), the Trustee will determine the Index for that Accrual Period.

        On each Index Determination Date, the Index for the next succeeding Accrual Period will be established by the Trustee as follows:

        [To be provided if applicable.]]

DISTRIBUTIONS OF PRINCIPAL

        Distributions of principal on the Class [ ___________ ] Certificates will be made primarily from [to be provided.]

        o The "Principal Distribution Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided.]

        o The "Principal Remittance Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided.]

        o The "Due Period" for any Distribution Date is the one-month period beginning on [the second day of the calendar month immediately preceding the month in which that Distribution Date occurs and ending on the first day of the month in which that Distribution Date occurs.]

        o The "Prepayment Period" for each Distribution Date is the one-month period beginning on the Cut-off Date, in the case of [the first Distribution Date, and on the day immediately following the close of the immediately preceding Prepayment Period, in the case of each subsequent Distribution Date, and ending on the [ ]th day (or if that day is not a Business Day, the immediately preceding Business Day) of the month in which that Distribution Date occurs].

        On each Distribution Date, the Principal Distribution Amount will be distributed in the following order of priority:

        [To be provided as applicable].

CREDIT ENHANCEMENT

        Credit enhancement for the Offered Certificates consists of [the Insurance Policy, the subordination of the Subordinate Certificates, the priority of application of Realized Losses (as defined herein) and overcollateralization], in each case as described herein. [The Insurance Policy is described under "The Insurance Policy" below.]

        [SUBORDINATION. The rights of holders of the Class [Mezzanine/Subordinate] Certificates to receive distributions with respect to the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, as described under "-- Distributions of Interest" and "-- Distributions of Principal." The limited protection afforded to holders of Class [Senior] Certificates is accomplished by the preferential right of holders of Offered Certificates to receive interest and principal available for distribution on each Distribution Date, prior to any distribution being made in respect of interest or principal on any Distribution Date in respect of Certificates having a lower priority. This feature is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of interest and principal due thereon, and to afford holders of Senior Certificates some protection against Realized Losses incurred on the Mortgage Loans.

        No amounts will be distributed to the holder of the Class
[Mezzanine/Subordinate] Certificate on any Distribution Date unless all amounts due to the holders of the Class [Senior] Certificates have been distributed.]

        [ALLOCATION OF LOSSES. If a Mortgage Loan becomes a Liquidated Mortgage Loan during any Prepayment Period, the related Net Liquidation Proceeds, to the extent allocable to principal, may be less than the outstanding principal balance of the Mortgage Loan. The amount of that insufficiency is a "Realized Loss." Realized Losses on Mortgage Loans will have the effect of reducing amounts distributable in respect of, first, the Class [Subordinate] Certificate (both through the application of Monthly Excess Interest to fund the deficiency and through a reduction in the Overcollateralization Amount for the related Distribution Date), and second, the Class [Mezzanine] Certificates, before reducing amounts distributable in respect of the Senior Certificates.

        o A "Liquidated Mortgage Loan" is, in general, a defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover in respect of that Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

        To the extent that Realized Losses occur, those Realized Losses will reduce the Total Loan Balance, and thus may reduce the Overcollateralization Amount. As described herein, the Overcollateralization Amount is created, increased and maintained by application of Monthly Excess Cashflow to make distributions of principal on the Offered Certificates.

        If on any Distribution Date after giving effect to all Realized Losses incurred during the related Due Period and distributions of principal on that Distribution Date, the total Certificate Principal Amount of the Certificates exceeds the Total Loan Balance for that Distribution Date (such excess, an "Applied Loss Amount"), the Class Principal Amount of the Class [Subordinate] Certificates will be reduced by that amount, until the Class Principal Amount thereof has been reduced to zero. The Class Principal Amounts of the Senior Certificates will not be reduced by allocation of Applied Loss Amounts.

        Holders of Class [Subordinate] Certificates will not receive any distributions in respect of Applied Loss Amounts, except to the extent of Monthly Excess Cashflow received after the Realized Losses are applied to the Certificates, as described below.]

        [OVERCOLLATERALIZATION. The weighted average Net Mortgage Rate of the Mortgage Loans is generally expected to be higher than the weighted average of the interest rates of the Certificates, thus generating certain excess interest collections. To the extent described herein, Monthly Excess Interest will be applied on any Distribution Date in reduction of the Certificate Principal Amounts of the Offered Certificates. This application of interest collections as distributions of principal will cause the total Certificate Principal Amount of the Certificates to amortize more rapidly than the Total Loan Balance, creating, increasing and maintaining overcollateralization. However, Realized Losses will reduce any such overcollateralization, and could result in an Overcollateralization Deficiency.

        For each Distribution Date, the Monthly Excess Interest and any Excess Principal will be the "Monthly Excess Cashflow," which will be applied in the following order of priority:

        [To be provided as applicable.]]

[THE RESERVE FUND

        The Reserve Fund will be an asset of the Trust but not of the REMIC. The holder of the Residual Certificate will be the owner of the Reserve Fund, and amounts on deposit in the Reserve Fund will be invested at the direction of the holder of the [Residual] Certificate as provided in the Pooling and Servicing Agreement. The Reserve Fund will consist of [to be provided as applicable].

        Withdrawals will be made from the Reserve Fund for the benefit of the Offered Certificates as described under "-- Overcollateralization" above.

        The only asset of the Reserve Fund on the Closing Date will be [to be provided as applicable.]

        If on any Distribution Date the sum of the amount on deposit in the Reserve Fund and the Overcollateralization Amount exceeds the Targeted Overcollateralization Amount, the excess will be released to the [Residual] Certificateholder, provided that the amount remaining in the Reserve Fund equals or exceeds the reserve fund requirement specified in the Pooling and Servicing Agreement.]

FINAL SCHEDULED DISTRIBUTION DATE

        It is expected that scheduled distributions on the Mortgage Loans, assuming no defaults or losses that are not covered by the limited credit support described herein, will be sufficient to make timely distributions of interest on the Offered Certificates and to reduce the Class Principal Amount of each Class of the Senior Certificates to zero not later than [ _______________________ ] and of the Class [ ] Certificates not later than [ ]. As to each Class, the actual final Distribution Date may be earlier or later, and could be substantially earlier, than the applicable Final Scheduled Distribution Date.

REPORTS TO CERTIFICATEHOLDERS

        On each Distribution Date the Trustee will make available to each Certificateholder a statement containing the following information:

        o the amount of principal distributed on that date to holders of each Class of Offered Certificates;

        o the amount of interest distributed on that date to holders of each Class of Offered Certificates;

        o     the Interest Rate applicable to each Class of Offered
              Certificates;

        o the Class Principal Amount of each Class of Offered Certificates after distributions on that date;

        o the amount of the Servicing Fees and Trustee Fee paid with respect to that date;

        o     the Total Loan Balance as of the related Distribution Date;

        o the amount of any Realized Losses on the Mortgage Loans during the immediately preceding calendar month and total Realized Losses since the Cut-off Date;

        o the number and aggregate Principal Balance of Mortgage Loans (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property;

        o     any amount distributed to the holder of the [Residual]
              Certificate; and

        o certain other information to the extent provided in the Pooling and Servicing Agreement.

OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND

        On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, the holder of the [ _________________________ ] Certificate will (subject to the terms of the Pooling and Servicing Agreement) have the option to purchase the Mortgage Loans, any REO Property and any other related property for a price equal to the sum of [(1) 100% of the total outstanding principal balance of the Mortgage Loans plus accrued interest thereon at the applicable Mortgage Rate,
(2) the fair market value of all other property being purchased, (3) any unpaid Servicing Fees and certain other amounts payable to the Servicer and the Trustee and (4) [ _____________________________________ ];] provided, that the purchase price will not be less than the total Certificate Principal Amount of the Offered Certificates, plus accrued interest thereon. If the holder of the [ ______________________ ] Certificate does not exercise that option, the [ __________ ] will then have the same purchase option. If either purchase option is exercised, the Trust Fund will be terminated (such event, an "Optional Termination").

        If the [ __________________ ] does not exercise its option as described above when it is first entitled to do so, [to be provided if applicable].

THE TRUSTEE

        [ ___________________________________________ ], a [
_____________________________ ] banking corporation, will be the Trustee under the Pooling and Servicing Agreement (the "Trustee"). The Trustee will be paid a monthly fee (the "Trustee Fee") calculated as a fixed percentage equal to [ ________ ]% annually (the "Trustee Fee Rate") on the Total Loan Balance. As additional compensation, the Trustee will be entitled to [to be provided as applicable]. The Trustee's "Corporate Trust Office" for purposes of presentment and surrender of the Offered Certificates for the final distribution thereon and for all other purposes is located at [ __________________________________________________ ], or such address as the
Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

                             [THE INSURANCE POLICY

        The following information has been supplied by
[                           ] (the "Insurer") for inclusion in this Prospectus
Supplement. Accordingly, the Depositor, the Servicer and the Underwriter do not make any representation as to the accuracy and completeness of this information.

        The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Certificate Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Certificates or the advisability of investing in the Certificates.

THE INSURER

        [To be provided if applicable.]

INSURER FINANCIAL INFORMATION

        [To be provided if applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

        [To be provided if applicable.]

YEAR 2000 DISCLOSURE

        [To be provided if applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

        [To be provided if applicable.]

THE INSURANCE POLICY

        [To be provided if applicable.]]

                       DESCRIPTION OF THE MORTGAGE POOL

GENERAL

        The Mortgage Pool will consist of approximately [ ______________ ] [description of Mortgage Loans] Mortgage Loans with original terms to maturity from the first due date of the scheduled monthly payment (a "Monthly Payment") of not more than [30] years, having a total Principal Balance as of the Cut-off Date (after giving effect to Monthly Payments due on that date) of approximately $[ _______________________________ ] (the "Cut-off Date
Balance"). The Mortgage Loans were originated or acquired by the originators described herein generally in accordance with the underwriting guidelines described herein.

        Wherever reference is made herein to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total Principal Balance of the related Mortgage Loans as of the Cut-off Date.

        All of the Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating [to be provided as applicable.] The Mortgage Loans to be included in the Mortgage Pool will be acquired by the Depositor from [Finance America, LLC] (the "Seller"), which acquired the Mortgage Loans from [ ____________________ ]. See "[The Originator]" and "The Pooling and Servicing Agreement -- Assignment of Mortgage Loans" herein.

        Pursuant to its terms, each Mortgage Loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount generally equal to the lower of the unpaid principal amount thereof or the replacement value of the improvements on the Mortgaged Property. Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building. See "Servicing the Loans -- Maintenance of Insurance Policies and Other Servicing Procedures" in the Prospectus.

        [Approximately [ ____ ]% of the Mortgage Loans have Loan-to-Value Ratios in excess of 80%. None of those Mortgage Loans or any other Mortgage Loans are covered by primary mortgage insurance policies. The "Loan-to-Value Ratio" of a Mortgage Loan at any time is the ratio of the principal balance of the Mortgage Loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinance or modification, the appraised value of the Mortgaged Property at the time of refinance or modification.]

        [Approximately [ ____ ]% of the Mortgage Loans are fully amortizing. Approximately [ ]% of the Mortgage Loans will have original terms to maturity that are shorter than their amortization schedules, leaving final payments ("Balloon Payments") due on their maturity dates that are significantly larger than other monthly payments (such loans, "Balloon Loans"). The Balloon Loans are generally expected to have original terms to maturity of [15] years. The ability of the borrower to repay a Balloon Loan at maturity frequently will depend on the borrower's ability to refinance the loan. Any loss on a Balloon Loan as a result of the borrower's inability to refinance the loan will be borne by Certificateholders, to the extent not covered by the applicable credit enhancement. Neither the Servicer nor the Trustee will make any Advances with respect to delinquent Balloon Payments.]

ADJUSTABLE RATE MORTGAGE LOANS

        [Describe adjustment of adjustable rate Mortgage Loans, if applicable.]

[THE INDEX

        The Index applicable to the determination of the Mortgage Rates for the Adjustable Rate Mortgage Loans will be [describe if applicable].]

THE MORTGAGE LOANS

        The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Certificates, the Mortgage Loans may be removed from the Trust Fund as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other mortgage loans may be included in the Trust Fund prior to the issuance of the Offered Certificates.

        Number of Mortgage Loans.................
        Initial Pool Balance.....................    $
        Mortgage Rates:
            Weighted Average.....................          %
            Range................................          % to       %
        Weighted Average Remaining Term to Maturity (in months)

        The Principal Balances of the Mortgage Loans range from approximately
$[           ] to approximately $[                                       ].  The
Mortgage Loans have an average Principal Balance of approximately
$[                                ].

        The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

        No more than approximately [ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

        The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the percentages in the following tables may not equal the totals due to rounding.)

                        CUT-OFF DATE PRINCIPAL BALANCES

                                                                PERCENTAGE OF
                                                               MORTGAGE LOANS
      RANGE OF              NUMBER OF            TOTAL            BY TOTAL
PRINCIPAL BALANCES ($)    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------    --------------   -----------------   -----------------
                                           $                                 %




                         ______________    _________________   _________________
      Total...........                     $                          100.00%

        The average Cut-off Date Principal Balance is approximately $          .


                             LOAN-TO-VALUE RATIOS

                                                                 PERCENTAGE OF
                                                                MORTGAGE LOANS
   RANGE OF ORIGINAL         NUMBER OF            TOTAL            BY TOTAL
LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------   --------------   -----------------  -----------------
                                            $                                  %




                           ______________   _________________   ________________
   Total................                    $                            100.00%

     The weighted average original Loan-to-Value Ratio is approximately       %.


                                MORTGAGE RATES

                                                                PERCENTAGE OF
                                                               MORTGAGE LOANS
     RANGE OF           NUMBER OF              TOTAL              BY TOTAL
MORTGAGE RATES(%)    MORTGAGE LOANS      PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------    --------------      -----------------    -----------------
                                         $                                    %




                     ______________      _________________    _________________
   Total.........                        $                             100.00%
---------

*   Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans.

        The weighted average Mortgage Rate is approximately _______ % per annum.

                                  LOAN TYPES

                                                                PERCENTAGE OF
                                                               MORTGAGE LOANS
                 NUMBER OF               TOTAL                    BY TOTAL
LOAN TYPE      MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
---------      --------------      -----------------         -----------------
                                   $                                      %




               ______________      _________________         _________________
 Total......                       $                                100.00%



                          ORIGINAL TERMS TO MATURITY

                                                               PERCENTAGE OF
                                                              MORTGAGE LOANS
    RANGE OF              NUMBER OF            TOTAL             BY TOTAL
 MATURITIES (MONTHS)    MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------    --------------   -----------------  -----------------
                                            $                               %




                        ______________   _________________  _________________
      Total........                         $                         100.00%

        The weighted average original term to maturity is approximately ________ months.

                          REMAINING TERMS TO MATURITY

                                                               PERCENTAGE OF
                                                              MORTGAGE LOANS
REMAINING TERM TO      NUMBER OF            TOTAL                BY TOTAL
MATURITY (MONTHS)    MORTGAGE LOANS   PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------    --------------   -----------------      -----------------
                                      $                                      %




                    _______________   __________________     _________________
  Total..........                     $                               100.00%

        The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately ________ months.





                            GEOGRAPHIC DISTRIBUTION

                                                                PERCENTAGE OF
                                                               MORTGAGE LOANS
                  NUMBER OF               TOTAL                   BY TOTAL
    STATE       MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
    -----       --------------      -----------------         -----------------
                                    $                                       %













               ______________      _________________          _________________
 Total........                     $                                   100.00%



                                PROPERTY TYPES

                                                               PERCENTAGE OF
                                                              MORTGAGE LOANS
                       NUMBER OF            TOTAL                BY TOTAL
  PROPERTY TYPE      MORTGAGE LOANS   PRINCIPAL BALANCE      PRINCIPAL BALANCE
  -------------      --------------   -----------------      -----------------
                                      $                                      %




                    ______________    _________________      _________________
   Total.......                       $                                100.00%


                                 LOAN PURPOSES

                                                               PERCENTAGE OF
                                                              MORTGAGE LOANS
                        NUMBER OF             TOTAL              BY TOTAL
   LOAN PURPOSE       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
   ------------       --------------    -----------------    -----------------
                                        $                                    %




                     ______________     _________________    _________________
   Total........                        $                              100.00%


                               OCCUPANCY STATUS

                                                             PERCENTAGE OF
                                                            MORTGAGE LOANS
                       NUMBER OF            TOTAL              BY TOTAL
 OCCUPANCY STATUS    MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
 ----------------    --------------   -----------------    -----------------
                                      $                                    %




                     ______________   _________________    _________________
   Total.........                     $                              100.00%


                              DOCUMENTATION TYPES

                                                              PERCENTAGE OF
                                                             MORTGAGE LOANS
                         NUMBER OF           TOTAL              BY TOTAL
DOCUMENTATION TYPE     MORTGAGE LOANS  PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------     --------------  -----------------    -----------------
                                        $                                    %




                       ______________   _________________   _________________
   Total..........                      $                             100.00%


                                 CREDIT GRADES

                                                              PERCENTAGE OF
                                                             MORTGAGE LOANS
                       NUMBER OF            TOTAL               BY TOTAL
   CREDIT GRADE      MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
   ------------      --------------   -----------------     -----------------
                                      $                                     %




                     ______________   _________________     _________________
   Total.......                       $                               100.00%


                             PREPAYMENT PENALTIES

                                                               PERCENTAGE OF
                                                              MORTGAGE LOANS
                        NUMBER OF            TOTAL               BY TOTAL
PREPAYMENT PENALTY    MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
------------------    --------------   -----------------     -----------------
                                       $                                     %




                      ______________   _________________     _________________
   Total..........                     $                               100.00%






              MAXIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                MORTGAGE LOANS
     RANGE OF               NUMBER OF          TOTAL               BY TOTAL
 MAXIMUM RATES (%)       MORTGAGE LOANS  PRINCIPAL BALANCE    PRINCIPAL BALANCE
 -----------------       --------------  -----------------    -----------------
                                          $                                  %




                         ______________   _________________   _________________
      Total.......                        $                             100.00%

        The weighted average Maximum Rate of the Adjustable Rate Mortgage Loans is approximately % per annum.

              MINIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                 PERCENTAGE OF
                                                                MORTGAGE LOANS
     RANGE OF              NUMBER OF            TOTAL              BY TOTAL
 MINIMUM RATES (%)       MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------       --------------   -----------------    -----------------
                                          $                                    %




                         ______________   _________________   _________________
      Total.......                        $                             100.00%

        The weighted average Minimum Rate of the Adjustable Rate Mortgage Loans is approximately % per annum.

              GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                             PERCENTAGE OF
                                                                            MORTGAGE LOANS
                                   NUMBER OF            TOTAL                  BY TOTAL
RANGE OF GROSS MARGINS (%)       MORTGAGE LOANS   PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------       --------------   -----------------        -----------------
                                                   $                                        %




                                 ______________    _________________       _________________
      Total.................                       $                                100.00%

        The weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately % per annum.

          NEXT ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                 PERCENTAGE OF
                                                                MORTGAGE LOANS
                           NUMBER OF            TOTAL              BY TOTAL
NEXT ADJUSTMENT DATE     MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------     --------------   -----------------    -----------------
                                          $                                    %




                         ______________   _________________   _________________
      Total.........                      $                             100.00%

              INITIAL FIXED TERM/SUBSEQUENT ADJUSTABLE RATE TERM
                     OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                             PERCENTAGE OF
                                                                            MORTGAGE LOANS
INITIAL FIXED TERM/SUBSEQUENT      NUMBER OF          TOTAL                   BY TOTAL
     ADJUSTABLE RATE TERM        MORTGAGE LOANS   PRINCIPAL BALANCE         PRINCIPAL BALANCE
     --------------------        --------------   -----------------         -----------------
                                                   $                                        %




                                 ______________    _________________        _________________
      Total.................                       $                                100.00%


              PERIODIC CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                          PERCENTAGE OF
                                                         MORTGAGE LOANS
                      NUMBER OF            TOTAL            BY TOTAL
PERIODIC CAP (%)    MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------    --------------   -----------------  -----------------
                                     $                           100.00%




                    ______________    _________________   _________________
Total...........                  $                              100.00%


              INITIAL CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                            PERCENTAGE OF
                                                           MORTGAGE LOANS
                       NUMBER OF            TOTAL             BY TOTAL
 INITIAL CAP (%)     MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
 ---------------     --------------   -----------------   -----------------
                                      $                                   %




                     ______________   _________________   _________________
   Total........                      $                           100.00%


[SUBSEQUENT MORTGAGE LOANS

        The obligation of the Trust Fund to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the Pooling and Servicing Agreement (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

        The characteristics of Subsequent Mortgage Loans may vary significantly from time to time subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided if applicable.]]

                            ADDITIONAL INFORMATION

        The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for Monthly Payments due on or before that date. A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth herein under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                                [THE ORIGINATOR

        The information in this section has been provided by [the Originator]. None of the Depositor, the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

        [Description of the Originator.]

LENDING ACTIVITIES AND LOAN SALES

        [ ________________________________ ] originates real estate loans through its network of offices and loan origination centers. [ ________________________________ ] also participates in secondary market activities by originating and selling mortgage loans while continuing to service the majority of the loans sold. In other cases [ ]'s whole loan sale agreements provide for the transfer of servicing rights.

        [ ________________________________ ]'s primary lending activity is funding loans to enable borrowers to purchase or refinance residential real property, which loans are secured by first or second liens on the related real property. [ ________________________________ ]'s single-family real estate loans are predominantly "conventional" mortgage loans, meaning that they are not insured by the Federal Housing Administration or partially guaranteed by the U.S. Department of Veterans Affairs.

        The following table summarizes [ ________________________________ ]'s one- to four-family residential mortgage loan origination and sales activity for the periods shown below. Sales activity may include sales of mortgage loans purchased by [ ] from other loan originators.


                                    YEAR ENDED DECEMBER 31          THREE MONTHS ENDED MARCH 31,
                 ---------   -------   -------    -------  -------   -------    -------
                                (DOLLARS IN THOUSANDS)                 (DOLLARS IN THOUSANDS)
Originated and
purchased....     $          $         $          $        $         $             $
Sales........     $          $         $          $        $         $             $

--------------------------------------------------------------------------------------------

UNDERWRITING GUIDELINES

        The Mortgage Loans were originated generally in accordance with guidelines (the "Underwriting Guidelines") established by [ __________________________________ ]. The Underwriting Guidelines are
primarily intended to evaluate the value and adequacy of the mortgaged property as collateral and are also intended to consider the borrower's credit standing and repayment ability. On a case-by-case basis and only with the approval of two or more senior lending officers, [ __________________________________ ] may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the Mortgage Loans will have been originated under underwriting exceptions.]

        [Describe Originator's underwriting guidelines.]

                                 [THE SERVICER

        The information in this section has been provided by [the Servicer]. None of the Depositor, the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

        [Description of the Servicer]

LOAN SERVICING

        [To be provided as applicable.]

SERVICING PRACTICES AND EXPERIENCE

        [To be provided as applicable.]

        The following table sets forth the delinquency and loss experience at the dates indicated for residential (one- to four-family and multifamily) first lien mortgage loans serviced by the Servicer that were originated or purchased by the Servicer:

                                  DELINQUENCIES AND FORECLOSURES
                                      (DOLLARS IN THOUSANDS)

                                As of                              As of                         As of
                                 [ ]                                 [ ]                           [ ]
                    --------------------------------  --------------------------------- ------------------------------------
                                   Percent Percent                    Percent   Percent                    Percent   Percent
                    By No.   By      By        By      By No.   By      By        By                By       By        By
                     of    Dollar   Number   Dollar     of    Dollar   Number   Dollar   By No.   Dollar   Number    Dollar
                    Loans  Amount  of Loans  Amount    Loans  Amount  of Loans  Amount  of Loans  Amount   of Loans  Amount
                   ------ ------- --------- --------  ------- ------  --------  ------  --------  ------   --------  -------
Total Portfolio                  $     %        %             $       %       %              $       %      %
Period of
Delinquency(1)
    30-59 Days...                      %        %             $       %       %              $       %      %
    60-89 Days...                      %        %             $       %       %              $       %      %
    90 Days or more.                   %        %             $       %       %              $       %      %

Total Delinquent
Loans                                  %        %             $       %       %              $       %      %
Loans in Foreclosure(2)                %        %             $       %       %              $       %      %
_______________
(1)     Includes [           ] loans totaling $[          ] for [       ], which were
    delinquent at the time of transfer to the Servicer.
(2)     Loans in foreclosure are also included under the subheading "90 Days or more" and the heading "Total Delinquent Loans."



                                                       REAL ESTATE OWNED
                                                     (DOLLARS IN THOUSANDS)

                                   As of                     As of                     As of
                                    [ ]                       [ ]                       [ ]
                         -----------------------  ------------------------    ---------------------
                                           By                        By                        By
                            By No.       Dollar       By No.       Dollar       By No.       Dollar
                           of Loans      Amount      of Loans      Amount      of Loans      Amount
                         ----------     --------  ------------   ---------    ----------   --------
Total Portfolio                                $                        $                          $
Foreclosed Loans (1)                           $                        $                          $
Foreclosure Ratio (2)             %            %           %            %            %             %


(1) For the purposes of these tables, "Foreclosed Loans" means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by the Servicer.

(2) The "Foreclosure Ratio" is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.


                             LOAN LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                       As of               As of                  As of
                                        [ ]                 [ ]                    [ ]
                                   --------------      ---------------          ------------
Total Portfolio (1)                   $                  $                       $
Net Losses (2, 3)                     $                  $                       $
Net Losses as a Percentage of
Total Portfolio                             %                      %                     %


(1) "Total Portfolio" on the date stated above is the principal balance of the mortgage loans outstanding on the last day of the period.

(2) "Net Losses" are actual losses incurred on liquidated properties and shortfall payoffs for each respective period. Losses on liquidated properties are calculated as net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.

(3)     As of [       ], includes $[        ] of losses attributable to loans
        which were delinquent at the time of transfer to the Servicer.


        There can be no assurance that the delinquency and loss experience of the Mortgage Loans will correspond to the loss experience of the Servicer's mortgage portfolio set forth in the table above. The statistics shown above represent the delinquency and loss experience for the Servicer's total servicing portfolio only for the periods presented, whereas the total delinquency and loss experience on the Mortgage Loans will depend on the results over the life of the Trust. The Servicer's portfolio includes mortgage loans with payment and other characteristics that are not representative of the payment and other characteristics of the Mortgage Loans. A substantial number of the Mortgage Loans may also have been originated based on Underwriting Guidelines that are less stringent than those generally applicable to the servicing portfolio reflected in the table. If the residential real estate market experiences an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on to the Mortgage Loans.]

                      THE POOLING AND SERVICING AGREEMENT

GENERAL

        The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of [ ______________________________ ] among the Depositor, the Servicer and the Trustee. Reference is made to the Prospectus for important information in addition to that set forth in this Prospectus Supplement regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. Offered Certificates in certificated form will be transferable and exchangeable at the Corporate Trust Office of the Trustee. [ _______________________________________________ ] will serve as Certificate
Registrar and Paying Agent.

ASSIGNMENT OF MORTGAGE LOANS

        The Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest received with respect to the Mortgage Loans on and after the Cut-off Date, other than Monthly Payments due on or before that date. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement that will specify with respect to each Mortgage Loan, among other things, the original principal balance and the Principal Balance as of the close of business on the Cut-off Date, the Mortgage Rate, the Monthly Payment and the maturity date.

        The Trustee will, concurrently with the assignment to it of the property constituting the Trust, authenticate and deliver the Certificates.

        [As to each Mortgage Loan, the following documents are generally required to be delivered to the Trustee or its custodian (the "Custodian") in accordance with the Pooling and Servicing Agreement:

        o the related original Mortgage Note endorsed without recourse to the Trustee or in blank;

        o the original Mortgage with evidence of recording indicated thereon (or, if the original recorded Mortgage has not yet been returned by the recording office, a copy certified to be a true and complete copy of the Mortgage sent for recording), the original security agreement and related documents;

        o an original assignment of the Mortgage to the Trustee or in blank in recordable form and originals of all intervening assignments, if any, showing a complete chain of title from origination to the Trustee;

        o the policies of title insurance issued with respect to each Mortgage Loan; and

        o the originals of any assumption, modification, extension or guaranty agreements.

Where necessary to protect the interest of the Trustee in the Mortgage Loans, the assignments of each Mortgage to the Trustee are required to be submitted for recording promptly after the Closing Date.]

        Under the terms of the agreement (the "Mortgage Loan Purchase Agreement") pursuant to which the Seller purchased Mortgage Loans from [the Originator] and the Depositor purchased Mortgage Loans from the Seller, the Custodian [has conducted an initial review of the mortgage loan documents and has notified] the Depositor [, the Originator] and [the Seller] as to each mortgage loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Purchase Agreement, [the Originator] will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance thereof plus accrued interest thereon (the "Repurchase Price") or, in certain circumstances, to substitute another mortgage loan.

        [[The Originator] has made to the Seller and the Depositor under the Mortgage Loan Purchase Agreement representations and warranties regarding the Mortgage Loans intended to address certain material conditions that may arise with respect to the Mortgage Loans. These include, among others, the following representations and warranties: [representations and warranties to be provided]. The Seller's and the Depositor's rights under these representations and warranties will be assigned to the Trustee for the benefit of Certificateholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders or the Insurer, [the Originator] will be obligated, within 60 days following its discovery of a breach or receipt of notice of a breach to cure the breach or purchase the affected Mortgage Loan from the Trust Fund for the Repurchase Price or, in certain circumstances, to substitute another mortgage loan.]

        To the extent that any Mortgage Loan as to which a representation or warranty has been breached is not repurchased by [the Originator] and a Realized Loss occurs on the Mortgage Loan, holders of Offered Certificates, in particular the Class [Subordinate] Certificates, may incur a loss if the applicable credit enhancement is not sufficient to cover that loss.

VOTING RIGHTS

        Voting rights of Certificateholders under the Pooling and Servicing Agreement will be allocated among the Classes of Certificates and among the Certificates of each Class as provided in the Pooling and Servicing Agreement.

GENERAL SERVICING PROVISIONS

        The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Pooling and Servicing Agreement.

        [The Servicer will be required to use reasonable efforts to collect all amounts due under each Mortgage Loan and to administer the Mortgage Loans in accordance with generally accepted servicing practices. See "[The Servicer] -- Servicing Practices and Experience." The Servicer will be required to deposit all amounts collected and recovered with respect to the Mortgage Loans within [______] Business Days of receipt thereof in a separate account in the name of the Trustee (the "Collection Account"); on the [ ____ ] day of each month, or if that date is not a Business Day, on the immediately following Business Day, the Servicer will be required to transfer the Interest Remittance Amount and the Principal Remittance Amount to a separate account maintained by the Trustee for the benefit of the Certificateholders (the "Certificate Account").

        The Servicer will be prohibited under the Pooling and Servicing Agreement from making any material modification to the terms of a Mortgage Loan, including a change in the Mortgage Rate other than as provided in the Mortgage Note, deferral or forgiveness of a Monthly Payment or extension of the maturity date, unless the Mortgage Loan is in default or default is, in the judgment of the Servicer, reasonably foreseeable.

        The Servicer will also be prohibited from waiving any prepayment premium except in the case of a default or imminent default, and then may waive the prepayment premium only if the waiver would maximize amounts collected under the Mortgage Loan.]

PREPAYMENT INTEREST SHORTFALLS

        When a borrower prepays a Mortgage Loan in full or in part between Monthly Payment dates, the borrower pays interest on the amount prepaid only from the last Monthly Payment date to the date of prepayment, with a resulting reduction in interest payable for the month during which the prepayment is made. [Any Prepayment Interest Shortfall resulting from a prepayment in full or in part is required to be paid by the Servicer, but only to the extent that the shortfall does not exceed the total of the Servicing Fees for the applicable Distribution Date.]

ADVANCES

        [The Servicer will be obligated to make advances ("Advances") with respect to delinquent payments of principal of and interest on the Mortgage Loans (other than Balloon Payments), adjusted to the related Mortgage Rate less the Servicing Fee Rate, to the extent that those Advances, in its judgment, are recoverable from future payments and collections, insurance payments or proceeds of liquidation of a Mortgage Loan. The Trustee will be obligated to make any required Advance if the Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. The Servicer or the Trustee, as applicable, will be entitled to recover any Advances made by it with respect to a Mortgage Loan out of late payments thereon or out of related liquidation proceeds and insurance proceeds or, if the Servicer determines that those Advances are not recoverable from those sources, then from collections on other Mortgage Loans. These reimbursements may increase Realized Losses.

        The purpose of making Advances is to maintain a regular cash flow to Certificateholders, rather than to guarantee or insure against losses. No party will be required to make any Advances with respect to reductions in the amount of the Monthly Payments on Mortgage Loans due to reductions made by a bankruptcy court in the amount of a Monthly Payment owed by a borrower or a reduction of the applicable Mortgage Rate by application of the Relief Act.]

SERVICING ADVANCES

        The Servicer will be required to advance its own funds for certain purposes, including preserving and restoring Mortgaged Properties, payment of delinquent taxes and insurance premiums, managing and disposing of REO Properties, and legal proceedings. Advances for these and similar purposes are referred to as "Servicing Advances." The Servicer will be reimbursed for Servicing Advances made with respect to a Mortgage Loan out of late payments thereon, to the extent provided in the Pooling and Servicing Agreement, or out of related liquidation proceeds and insurance proceeds, if the Servicer determines that Servicing Advances are not recoverable from those sources, then from collections and other recoveries on other Mortgage Loans. The Pooling and Servicing Agreement will require that the Servicer not make a Servicing Advance that is not expected to be recoverable from proceeds of the related Mortgage Loan unless, in the Servicer's judgment, making that Servicing Advance is in the best interests of the Certificateholders.

COLLECTION OF TAXES AND INSURANCE PREMIUMS

        The Servicer will, to the extent required by the related loan documents, maintain escrow accounts for the collection of hazard insurance premiums as well as real estate taxes and similar items with respect to the Mortgage Loans, and will make Servicing Advances with respect to delinquencies in required escrow payments by the related borrowers.

INSURANCE COVERAGE

        The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of their respective officers and employees.

PURCHASES OF DEFAULTED MORTGAGE LOANS

        The Servicer may, but will not be obligated to, purchase any Mortgage Loan that becomes three months or more delinquent in payment or as to which the Servicer has started foreclosure proceedings, for a price equal to the unpaid principal balance plus interest accrued and unpaid.

EVIDENCE AS TO COMPLIANCE

        The Pooling and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Trustee to the effect that the firm has examined certain documents and records relating to the servicing of mortgage loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions as the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

        The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated as [ ____ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. The Servicer will also be entitled to receive, to the extent provided in the Pooling and Servicing Agreement, additional compensation, in the form of any interest or other income earned on funds it has deposited in the Collection Account pending remittance to the Trustee, as well as certain customary fees and charges paid by borrowers (other than prepayment premiums).

        [The Servicing Fee is subject to reduction as described above under "-- Prepayment Interest Shortfalls."]

SUBSERVICING

        The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Pooling and Servicing Agreement, but it may employ one or more subservicers. If the Servicer chooses to employ subservicers, the Servicer will remain liable for fulfillment of its obligations under the Pooling and Servicing Agreement, and will be considered to have itself received any payment received by a subservicer whether or not the subservicer actually remits that payment.

RESIGNATION OR REMOVAL OF THE SERVICER

        The Servicer will agree in the Pooling and Servicing Agreement not to resign except with the consent of the Trustee, unless the Servicer delivers to the Trustee an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Pooling and Servicing Agreement.

        If the Servicer is in default under the Pooling and Servicing Agreement, the Trustee or Certificateholders having a majority of Voting Rights may remove the Servicer. [Events of default include:

        o failure by the Servicer to remit any required payment, including any Advance, to the Trustee for [one] Business Day after receipt of written notice that the payment has not been made;

        o failure by the Servicer to make a required Servicing Advance for [60] days after receipt of written notice that the Servicing Advance has not been made;

        o failure by the Servicer to fulfill any other material requirement under the Pooling and Servicing Agreement within the applicable time period;

        o    insolvency of the Servicer; and

        o    other events specified in the Pooling and Servicing Agreement.]

        [If the Servicer is removed, the Trustee will immediately assume the role of Servicer under the Pooling and Servicing Agreement unless another Servicer is appointed pursuant to the Pooling and Servicing Agreement. The Trustee will solicit bids from prospective successor Servicers as provided in the Pooling and Servicing Agreement. If a qualifying bid is not received, the Trustee will continue to service the Mortgage Loans if it is legally qualified to do so until the Trustee appoints a successor Servicer as provided in the Pooling and Servicing Agreement. If the servicing rights are sold, any proceeds of the sale after deduction of expenses will be paid to the predecessor Servicer.]

                             YIELD CONSIDERATIONS

GENERAL

        The yields to maturity (or to early termination) on the Offered Certificates will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Offered Certificates and other factors.

        Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include such factors as changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions. The Mortgage Loans generally have due-on-sale clauses.

        [Approximately [ ______ ]% of the Mortgage Loans are subject to prepayment premiums during intervals ranging from one to five years following origination, as described under "Description of the Mortgage Pools" herein. The prepayment premiums may have the effect of reducing the amount or the likelihood of prepayment of these Mortgage Loans during intervals when a prepayment premium would be payable.]

        The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans, repurchases of Mortgage Loans due to certain breaches of representations and warranties or defective documentation and exercise by [the holder of the Residual Certificate] of its right to purchase all of the Mortgage Loans as described herein. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Offered Certificates. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

        From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. [The Originator] will represent and warrant that as of the Closing Date each Mortgaged Property was free of material damage. In the event of an uncured breach of this representation and warranty that materially and adversely affects the value of a Mortgage Loan, [the Originator] will be required to repurchase the affected Mortgage Loan or, under certain circumstances, substitute another mortgage loan. If any damage caused by earthquakes, flooding, storms, wildfires, or landslides (or other cause) occurs after the Closing Date, [the Originator] will not have any repurchase obligation. In addition, the standard hazard policies covering the Mortgaged Properties generally do not cover damage caused by earthquakes, flooding and landslides, and earthquake, flood or landslide insurance may not have been obtained with respect to the affected Mortgaged Properties. As a consequence, Realized Losses could result. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration thereof, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Offered Certificates and will reduce the yields on the Offered Certificates to the extent they are purchased at a premium.

        Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to holders of the related Certificates of principal amounts that would otherwise be distributed over the remaining terms of those Mortgage Loans. The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years.

        The yields on the Class [ ] Certificates may be adversely affected by Net Prepayment Interest Shortfalls on the Mortgage Loans.

        The yields to investors in the Offered Certificates may be affected by the purchase of defaulted Mortgage Loans by the Servicer and by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Certificates -- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" herein, or the failure of [ ____________ ] to exercise that right.

        If the purchaser of an Offered Certificate offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

        [The Interest Rates applicable to the Offered Certificates will be affected by the level of [describe index] from time to time, and by the Mortgage Rates of the Mortgage Loans from time to time as described under "Risk Factors -- Mortgage Loan Interest Rates May Limit Interest Rates on the Certificates."]

OVERCOLLATERALIZATION

        [Describe if applicable.]

[SUBORDINATION OF THE CLASS [MEZZANINE/SUBORDINATE] CERTIFICATES

        As described herein, the Senior Certificates are senior to the Class [Mezzanine/ Subordinate] Certificates, and the Senior Certificates will have a preferential right to receive amounts in respect of interest to the extent of the Interest Remittance Amount and amounts in respect of principal to the extent of the Principal Distribution Amount for the related Mortgage Pool. As a result, the yield on the Class [Mezzanine/Subordinate] Certificates will be particularly sensitive to delinquencies and losses on the Mortgage Loans.]

WEIGHTED AVERAGE LIFE

        Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average lives of the Offered Certificates will be influenced by, among other things, the rate at which principal of the related Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

        Prepayments on mortgage loans are commonly measured relative to a [ ] prepayment standard or model. The model used in this Prospectus Supplement represents [ __________________________ ]. [ ________________________________ ]
does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust.

        [The following tables were prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

        o the initial Class Principal Amounts are as set forth on the cover of this Prospectus Supplement, and the Interest Rates are as described herein;

        o each Monthly Payment of principal and interest is timely received on the first day of each month starting in [ ];

        o principal prepayments are received in full on the first day of each month starting in [ ] and there are no Net Prepayment Interest Shortfalls;

        o    prepayments are received on the Mortgage Loans at the [ ] rate;

        o    there are no defaults or delinquencies on the Mortgage Loans;

        o Distribution Dates occur on the [ ]th day of each month, starting in [ ];

        o    there are no re-purchases or substitutions of the Mortgage Loans;

        o [the Mortgage Rates of the Adjustable Rate Mortgage Loans adjust semi-annually;]

        o    [the value of the Index is [       ]%;]

        o    [the value of LIBOR is          %;]

        o    the Certificates are issued on [         ];

        o    the sum of the Trustee Fee Rate and the Servicing Fee Rate is
             [      ]%; and

        o the Mortgage Loans were aggregated into assumed mortgage loans having the following characteristics:]


                     ASSUMED MORTGAGE LOAN CHARACTERISTICS

                              ORIGINAL   REMAINING
                      GROSS   TERM TO    TERM TO      LOAN
           PRINCIPAL  COUPON  MATURITY   MATURITY     AGE        GROSS
LOAN TYPE  BALANCE($) RATE(%)(MONTHS)    (MONTHS)    (MONTHS)    MARGIN(%)

        The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of initial Class Principal Amounts outstanding over time and the weighted average lives of the Offered Certificates to differ (which difference could be material) from the corresponding [assumed prepayment rates].

        Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Offered Certificates and set forth the percentages of the initial Class Principal Amounts of the Offered Certificates that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rates].

        The weighted average life of an Offered Certificate is determined by
(1) multiplying the net reduction, if any, of the applicable Class Principal Amount by the number of years from the date of issuance of the Offered Certificate to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount described in (1) above.





              PERCENTAGE OF INITIAL CLASS PRINCIPAL AMOUNT OF THE
   CLASS [ ] CERTIFICATES OUTSTANDING UNDER THE FOLLOWING [PREPAYMENT RATES]

Distribution Date            [ ]      [ ]      [ ]      [ ]      [ ]      [ ]
-----------------            ---      ---      ---      ---      ---      ---
Initial Percentage.........  100       100      100     100       100     100






























Weighted Average
  Life in Years

    With Optional Termination...........
    Without Optional Termination........
---------
* Based upon the assumption that [ __________________________ ] exercises its option to repurchase the Mortgage Loans as described under "Description of the Certificates -- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" herein, except in the case of the "Weighted Average Life With Optional Termination."






                       FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

        [The Trust Agreement provides that the Trustee will elect to treat the Trust Fund as a [REMIC] [grantor trust] [FASIT]. Upon the issuance of the Offered Certificates, Brown & Wood LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, [the Trust Fund will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Offered Certificates will represent the ownership of regular interests in the REMIC.] [Offered Certificates will be treated as debt and the trust will not be characterized as an association, a publicly traded partnership taxable as a corporation, or a taxable mortgage pool.] [The trust will qualify as a FASIT.]

TAXATION OF OFFERED CERTIFICATES

        [To be provided as applicable.]

                        STATE INCOME TAX CONSIDERATIONS

        In addition to the federal income tax matters described under "Federal Income Tax Considerations" above, prospective investors should consider the state income tax consequences of the acquisition, ownership and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                        LEGAL INVESTMENT CONSIDERATIONS

        [The [Senior Certificates] [none of the Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by one or more nationally recognized rating agencies, and, as such, are legal investments for certain entities to the extent provided in SMMEA.] These investments, however, will be subject to general regulatory considerations governing investment practices under state and federal laws.

        Institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by the regulatory authorities, on the investment by those institutions in certain mortgage related securities. In addition, several states have adopted or may adopt regulations that prohibit certain state-chartered institutions from purchasing or holding similar types of securities.

        Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates may be purchased by them.

        See "Legal Investment Considerations" in the Prospectus.

                                USE OF PROCEEDS

        The net proceeds from the sale of the Certificates will be applied by the Depositor, or an affiliate thereof, toward the purchase of the Mortgage Loans from the Seller.

                                 UNDERWRITING

        [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") between the Depositor, the Seller and the Underwriter, the Depositor and the Seller has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, all of the Offered Certificates.

        The distribution of the Offered Certificates by the Underwriter will be effected in each case from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect these transactions by selling the Certificates to or through dealers, and dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be an underwriter, and any discounts, commissions or concessions received by them, and any profit on the resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act"). The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.]

        Expenses incurred by the Depositor in connection with this offering are expected to be approximately $[ ].

                             ERISA CONSIDERATIONS

        [Employee benefit plans ("Plans") that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any person utilizing the assets of a Plan, may not purchase the Class [Mezzanine/Subordinate] Certificates, except that any insurance company may purchase the Class [Mezzanine/Subordinate] Certificates with assets of its general account if the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) is available with respect to the investment. The Pooling and Servicing Agreement will include certain restrictions on the transfer of the Offered Certificates.]

        See "ERISA Considerations" in the accompanying Prospectus.

                                    EXPERTS

        [To be described.]

                                 LEGAL MATTERS

        Certain legal matters with respect to the Certificates will be passed upon for the Depositor by Brown & Wood LLP, Washington, D.C. Certain legal matters will be passed upon for the Underwriter by [
__________________________ ].

                                    RATINGS

        It is a condition to the issuance of the [ ___________ ] Certificates that they be rated "[ _____ ]" by [Rating Agency] and "[ _______ ]" by [Rating Agency] (the "Rating Agencies "). It is a condition to the issuance of the Class [ ] Certificates that they be rated "[ ]" by [Rating Agency] and "[ _________ ]" by [Rating Agency].

        A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Offered Certificates of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Offered Certificates might suffer a lower than anticipated yield due to prepayments.

        The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

        The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Offered Certificates could be lower than the ratings assigned by the Rating Agencies.





                           GLOSSARY OF DEFINED TERMS

        [To be provided.]






                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

        Except in certain limited circumstances, the globally offered Finance America Securities, LLC [ ________________ ] Pass-Through Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

        Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

        Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

        Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear and as DTC Participants.

        Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

        All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

        Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

        Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

        Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

        TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

        TRADING BETWEEN CLEARSTREAM AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

        TRADING BETWEEN DTC SELLER AND CLEARSTREAM OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

        Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

        As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

        Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

        TRADING BETWEEN CLEARSTREAM OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

        Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

        o borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

        o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

        o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

        A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

        EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of the change.

        EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

        EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

        EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

        U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

        The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                             $[                  ]
                                 (APPROXIMATE)

                        FINANCE AMERICA SECURITIES, LLC

                                   [ ] TRUST
          [                        ] PASS-THROUGH CERTIFICATES,





                 [                                                ,]
                                  ORIGINATOR

                 [                                                ,]
                                   SERVICER

                       --------------------------------

                             PROSPECTUS SUPPLEMENT

                       ---------------------------------







                               [UNDERWRITER(S)]

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                   SUBJECT TO COMPLETION, FEBRUARY [ ], 2000

PROSPECTUS SUPPLEMENT (to prospectus dated [                  ])


                              $[ ] (APPROXIMATE)

                        FINANCE AMERICA SECURITIES, LLC

                                 [ ] TRUST [ ]

                              ASSET BACKED NOTES

                                [               ]
                                  ORIGINATOR

                                [               ]
                                   SERVICER



CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE PROSPECTUS.

    For a list of capitalized terms used in this prospectus supplement and the prospectus, see the glossary of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

    The notes will represent obligations of the trust only and will not represent interests in or obligations of any other entity.

    This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.

    The trust will issue the following notes:

            ORIGINAL CLASS   INTEREST    PRICE  UNDERWRITING  PROCEEDS
    CLASS PRINCIPAL AMOUNT(1) RATE(2)  TO PUBLIC  DISCOUNT  TO DEPOSITOR
 -------- ------------------- -------  ---------  --------  ------------
    [  ]         $[ ]          [ ]%      $[ ]       [ ]%        $[ ]
______________
 (1) This amount is approximate, as described in this prospectus supplement.
 (2) The interest rate is subject to increase as described in this prospectus supplement.

    This prospectus supplement and the accompanying prospectus relate only to the offering of the notes and not to the residual certificate that will be issued by the trust as described in this prospectus supplement.

    [Describe assets of trust fund.]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [Describe underwriting arrangements.]

    On or about [ _____________ ], delivery of the notes offered by this [UNDERWRITER(S)] prospectus supplement will be made through The date of this prospectus supplement is [ ] the book-entry facilities of The Depository Trust Company.

                               [Underwriter(s)]
               The date of this prospectus supplement is [    ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
            PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

        We provide information to you about the notes offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your notes, and (2) this prospectus supplement, which describes the specific terms of your notes.

        IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

        You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

        We are not offering the notes in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                             -------------------


        Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                             --------------------


        We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following tables of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                              TABLES OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                 Page
                                                 ----
Summary of Terms...................................7
   The Offered Notes...............................7
   The Mortgage Loans..............................8
   [The Pre-Funding Account........................9
   Servicing of the Mortgage Loans.................9
   Optional Purchase of Mortgage Loans.............9
   Tax Status......................................9
   ERISA Considerations............................9
   Legal Investment Considerations.................9
   Ratings of the Notes...........................10
Risk Factors......................................11
   Unpredictability and Effect of Prepayments.....11
   [Effect of Creation and Maintenance of
   Overcollateralization on Payments of
   Principal on the Notes.........................11
   [Geographic Concentration of Mortgage
   Loans .........................................12
   [Some of the Loans in the Mortgage Pool
   Are More Likely to Default Than Others,
   And Higher Than Expected Defaults On These
   Loans could Reduce the Yield On Your Notes.....13
   [Effect of Lack of Primary Mortgage
   Insurance on the Notes ........................13
   Real Estate Market May Affect Performance
   of Mortgage Loans .............................13
   [Early Principal Payment From Cash
   Remaining in Pre-Funding Account ..............14
   You Will Not Receive Physical Notes, Which
   Can Cause Delays In Distributions and
   Hamper Your Ability to Pledge or Resell
   Your Notes ....................................14
   Potential Disruption of Computer Systems.......14
   Limited Ability to Resell Notes................14
Description of the Trust..........................15
   General........................................15
   The Owner Trustee..............................15
   The Residual Certificate.......................15
Description of the Notes..........................15
   General........................................15
   [Pre-Funding Account...........................16
   Book-Entry Registration........................17

                                                 Page
                                                 ----
   Payments.......................................18
   Payment Priorities.............................19
   Overcollateralization..........................19
   Maturity Date..................................19
   Reports to Noteholders.........................19
   Optional Redemption............................20
   Rights of Noteholders Upon Occurrence
   of Event of Default ...........................20
   The Indenture Trustee..........................20
[The Insurance Policy.............................21
   The Insurer....................................21
   Insurer Financial Information..................21
   Where You Can Obtain Additional Information
   About the Insurer .............................21
   Year 2000 Disclosure...........................21
   Financial Strength Ratings of the Insurer .....21
   The Insurance Policy...........................21
Description of the Mortgage Pool..................21
   General........................................21
   Payments on the Mortgage Loans.................22
   Characteristics of the Mortgage Loans..........22
   [Subsequent Mortgage Loans.....................28
Additional Information............................29
The Originator....................................29
   General........................................29
   Lending Activities and Loan Sales..............29
   Underwriting Guidelines........................30
The Servicer......................................30
   General........................................30
   Loan Servicing.................................30
   Servicing Practices and Experience.............30
   Description of the Transfer and Servicing
   Agreements ....................................32
   Sale and Assignment of the Mortgage Loans .....32
   Trust Fees and Expenses........................34
   Voting Rights..................................34
   General Servicing Provisions...................34
   No Delinquency Advances........................34
   Servicing Advances.............................34
   Insurance Coverage.............................35
   Evidence as to Compliance......................35
   Servicing Compensation and Payment of
   Expenses ......................................35
   Subservicing...................................35

                                                 Page
                                                 ----
   Resignation or Removal of the Servicer.........35
   Collection Account, Note Distribution
   Account and Certificate Distribution
   Account .......................................36
   The Owner Trustee and Indenture Trustee .......37
   Duties of the Owner Trustee and Indenture
   Trustee .......................................38
Yield Considerations..............................39
   General........................................39
   Overcollateralization..........................41
   Maturity Date..................................42
   Weighted Average Life..........................42

                                                 Page
Federal Income Tax Considerations.................45
   General........................................45
   Certain U.S. Federal Income Tax
   Documentation Requirements ....................45
State Income Tax Considerations...................45
ERISA Considerations..............................45
Legal Investment Considerations...................46
Use of Proceeds...................................46
Underwriting......................................46
Experts...........................................47
Legal Matters.....................................47
Ratings...........................................47
Glossary of Defined Terms.........................49
Annex I........................................... 1

                                  PROSPECTUS

                                                 Page
                                                 ----
Risk Factors ......................................1

   Limited Liquidity May Result in Delays in
     Liquidations or Lower Returns ................1
   Payments on Securities Are Limited
     to the Assets of Trust .......................1
   Enhancement May Be Insufficient to
     Cover Losses .................................1
   Timing and Rate of Prepayments
     May Result in Lower Yield ....................2
   Junior Liens May Result in
     Increased Losses in Foreclosure
     Proceedings ..................................2
   Decrease in Value of
     Mortgaged Property May Result in Losses ......3
   Costs for Cleaning Environmentally
     Contaminated Property May
     Result in Losses .............................3
   State and Federal Laws May Limit
     Ability to Collect on Loans ..................3
   Rating of the Securities Do Not
     Assure Payment ...............................4
   Liquidation Value of Trust Assets
     May Be Insufficient to Satisfy All
     Claims Against Trust .........................4

Description of the Securities .....................4

   General ........................................4
   Payments of Principal ..........................6
   Final Scheduled Distribution Date ..............6
   Special Redemption .............................6
   Optional Redemption, Purchase of
     Trust Assets or Securities,
     Termination of Trust .........................7
   Weighted Average Life of the
     Securities ...................................7
   Book-Entry Registration and
     Definitive Securities ........................8

The Trusts .......................................13

   General .......................................13
   The Loans .....................................14
   Private Securities ............................19
   Agency Securities .............................21

                                                 Page

   FHA Loans and VA Loans ........................24
   Collection and Distribution Accounts ..........25

Enhancement ......................................26

   Subordinate Securities ........................26
   Cross-Support Provisions ......................27
   Financial Guaranty Insurance Policy
     or Surety Bond ..............................27
   Insurance .....................................27
   Reserve Funds .................................28
   Minimum Principal Payment Agreement ...........29
   Derivative Products ...........................29
   Other Insurance, Surety Bonds, Guaranties,
     Letters of Credit and Similar Instruments
     or Agreements ...............................29

Servicing of Loans ...............................30

   General .......................................30
   Collection Procedures; Escrow Accounts ........30
   Deposits to and Withdrawals From
     the Collection Account ......................31
   Advances and Limitations ......................33
   Maintenance of Insurance Policies
     and Other Servicing Procedures ..............33
   Realization Upon Defaulted Loans ..............35
   Enforcement of Due-On-Sale Clauses ............36
   Servicing Compensation and
     Payment of Expenses .........................36
   Evidence as to Compliance .....................37
   Termination and Liability of a Servicer .......37

The Agreements ...................................39

   Assignment of Trust Assets ....................39
   Pre-Funding Account ...........................42
   Reports to Securityholders ....................43
   Events of Default; Rights Upon Event
     of Default ..................................44
   The Trustee ...................................46
   Duties of the Trustee .........................47
   Resignation of Trustee ........................47
   Amendment of Agreement ........................48
   Voting Rights .................................48

                                                 Page
                                                 ----
   REMIC Administrator ...........................48
   Termination ...................................49

Legal Aspects of the Loans .......................50

   Mortgages .....................................50
   Foreclosure on Mortgages ......................51
   Environmental Risks ...........................53
   Rights of Redemption ..........................54
   Junior Mortgages; Rights of Senior Mortgages ..54
   Anti-Deficiency Legislation and the
     Bankruptcy Code .............................56
   Due-On-Sale Clauses In Mortgage Loans .........57
   Enforceability of Prepayment and
     Late Payment Fees ...........................58
   Equitable Limitations on Remedies .............58
   Applicability of Usury Laws ...................69
   Applicability of Lending Laws .................59
   Cooperative Loans .............................59
   Foreclosure on Cooperative Loans ..............61
   Manufactured Housing and Home
   Improvement Contracts .........................62
   Installment Contracts .........................64
   Soldiers' and Sailors' Civil Relief Act
     of 1940 .....................................65
   Consumer Protection Laws ......................66

The Depositor ....................................66

   General .......................................66

Use of Proceeds ..................................67

Federal Income Tax Considerations ................67

   General .......................................67
   Taxation of Debt Securities ...................68
   Taxation of the REMIC and its Holders .........74
   REMIC Expenses; Single Class REMICs ...........75

                                                 Page
                                                 ----
   Taxation of the REMIC .........................76
   Taxation of Holders of Residual
     Interest Securities .........................78
   Administrative Matters ........................81
   Tax Status as a Grantor Trust .................81
   Sale or Exchange ..............................85
   Miscellaneous Tax Aspects .....................85
   Tax Treatment of Foreign Investors ............86
   Tax Characterization of the Trust as a
     Partnership .................................87
   Tax Consequences to Holders of the Notes ......88
   Tax Consequences to Holders of the
     Certificates ................................90
   FASIT Securities ..............................96
   Tax Treatment of FASIT Regular Securities .....99
   Tax Treatment of FASIT Ownership Securities ...100
   Foreign Securityholders .......................101

State Tax Considerations .........................101

Erisa Considerations .............................102

Legal Investment Considerations ..................107

Ratings ..........................................107

Plan of Distribution .............................108

Legal Matters ....................................108

Available Information ............................108

Incorporation Of Documents By Reference ..........109

Index of Defined Terms ...........................110

                               SUMMARY OF TERMS

o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

o WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE NOTES-- RELATED DEFINITIONS" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES DETERMINED BY THAT METHOD, UNLESS WE SPECIFY OTHERWISE.

THE OFFERED NOTES

    Finance America Securities, LLC [ __________ ] Trust [ ________ ] is offering the Class [ ] Asset Backed Notes as part of Series [ _____ ]. The notes will be issued in book-entry form.

    See "Description of the Notes -- General" in this prospectus supplement for a discussion of the minimum denominations and the incremental denominations of the notes.

    The notes will represent obligations of the trust and will be secured by the assets of the trust, which consist primarily of [describe assets of the trust.]

    The notes will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the notes on the date they are issued and the approximate total principal amount of the notes on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE NOTES

    Principal and interest on the notes will be payable on the [25]th day of each month, beginning in [ ________________ ]. However, if the [25]th day is not a business day, payments will be made on the next business day after the [25]th day of the month.

INTEREST PAYMENTS

    Interest will accrue on the notes at the annual rate described in this prospectus supplement.

    SEE "DESCRIPTION OF THE NOTES -- PAYMENTS -- PAYMENTS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

    The amount of principal payable on the notes will be determined by (1) funds actually received on the mortgage loans that are available to make payments on the notes, (2) the amount of interest received on the mortgage loans that is used to pay principal on the notes, calculated as described in this prospectus supplement, (3) [the amount of principal received on the mortgage loans that is released to the residual certificate, calculated as described in this prospectus supplement,] and (4) [ ______________ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

    We explain how principal is paid on the notes under "Description of the Notes -- Payments -- Payments of Principal" in this Prospectus Supplement.

    The last possible day on which the principal of the notes could become payable in full is [ ] and is referred to as the maturity date. The notes could be paid in full before the maturity date.

LIMITED RECOURSE

    The only source of cash available to make interest and principal payments on the notes will be the assets of the trust. The trust will have no other source of cash and no entity other than the trust will be required or expected to make any payments on the notes.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE NOTES

[Describe any applicable financial guaranty insurance policy or guarantee.]

[Subordination of Payments

    No amounts will be paid to the holder of the residual certificate on any distribution date until all amounts due to the notes on that date have been paid and overcollateralization has reached the required level.]

[Overcollateralization

    On the closing date, the total principal balance of the mortgage loans is expected to exceed the total principal amount of the notes by approximately
[     ]%. This condition is referred to as "overcollateralization." Any interest received on the mortgage loans in excess of the amount needed to pay interest on the notes and certain expenses and fees of the trust will be used to reduce the total principal amount of the notes to a level set by [ ], until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the notes by the required amount. We cannot assure you that sufficient interest will be generated by the mortgage loans to increase overcollateralization to the required level, or to maintain it at that level.

    See "Description of the Notes -- Overcollateralization" in this prospectus supplement.]

THE MORTGAGE LOANS

    On the closing date, which is expected to be on or about [ _____________ ], the assets of the trust will consist primarily of mortgage loans with a total principal balance of approximately $[ ____________________ ]. The mortgage loans will be secured by mortgages, deeds of trust, or other security instruments, all of which are referred to in this prospectus supplement as mortgages.

    [Description of mortgage loans.]

    [Description of pre-funding account and additional mortgage loans if applicable.]

    [The mortgage loans in the trust fund will not be insured or guaranteed by any government agency.]

    See "Description of the Mortgage Pool" in this prospectus supplement for a general description of the mortgage loans and "The Originator" in this prospectus supplement for a description of the underwriting guidelines applied in originating the mortgage loans.

[THE PRE-FUNDING ACCOUNT

    On the closing date, approximately $[ _________ ] will be deposited by [ ________ ] in a pre-funding account maintained by [ __________ ]. It is intended that additional mortgage loans will be sold to the trust by the depositor from time to time, from [ _______ ] until [ ], paid for with the funds on deposit in the pre-funding account.

    [Description of pre-funding account and additional mortgage loans if applicable.]

    See "Description of the Notes -- Pre-Funding Account" in this prospectus supplement.]

SERVICING OF THE MORTGAGE LOANS

    The mortgage loans will be serviced by [                ].

    See "The Servicer" and "Description of the Transfer and Servicing Agreements" in this prospectus supplement.

OPTIONAL PURCHASE OF MORTGAGE LOANS

    [ ______________ ] will have the option to purchase all of the mortgage loans and the other assets of the trust, after the total principal balance of the mortgage loans declines to less than [ ____ ]% of their initial total principal balance; if [ __________ ] does not exercise that option, [ ____ ] may purchase the mortgage loans and other assets of the trust.

    If the mortgage loans and other assets are purchased, the noteholders will be paid accrued interest, and principal equal to the outstanding principal amount of the notes.

    See "Description of the Notes -- Optional Redemption" in this prospectus supplement for a description of the purchase price to be paid for the mortgage loans.

TAX STATUS

    [Tax status to be described as applicable.]

    See "Federal Income Tax Considerations" in this prospectus supplement and in the accompanying prospectus for additional information concerning the application of federal income tax laws to the notes.

ERISA CONSIDERATIONS

    [Generally, the notes may [not] be purchased by employee benefit plans or individual retirement accounts subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986. A fiduciary of an employee benefit plan or an individual retirement account must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a nonexempt prohibited transaction under applicable law.]

See "Erisa Considerations" in this prospectus supplement and in the prospectus for a more complete discussion of these issues.

LEGAL INVESTMENT CONSIDERATIONS

    [The notes will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.]

    There are other restrictions on the ability of certain types of investors to purchase the notes that prospective investors should consider.

    See "Legal Investment Considerations" in this prospectus supplement and in the prospectus.

RATINGS OF THE NOTES

    The notes will initially be rated "[ ]" by [Rating Agency], and "[ ____ ]" by [Rating Agency].

    These ratings are not recommendations to buy, sell or hold these notes. A rating may be changed or withdrawn at any time by the assigning rating agency.

o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your notes may be lower than anticipated.

    See "Ratings" in this prospectus supplement for a more complete discussion of the note ratings.

                                 RISK FACTORS

        THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE NOTES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

UNPREDICTABILITY AND EFFECT OF         Borrowers may prepay their mortgage
PREPAYMENTS                            loans in whole or in part at any time;
                                       however, approximately [ ] of the
                                       mortgage loans require the payment of
                                       a prepayment penalty in connection
                                       with any voluntary prepayment during [
                                       _______________________ ]. The
                                       prepayment penalties may be waived by
                                       the servicer. A prepayment of a
                                       mortgage loan will usually result in a
                                       prepayment on the notes.

                                       o     If you purchase your notes at a
                                             discount and principal is repaid
                                             slower than you anticipate, then
                                             your yield may be lower than you
                                             anticipate.

                                       o     If you purchase your notes at a
                                             premium and principal is repaid
                                             faster than you anticipate, then
                                             your yield may be lower than you
                                             anticipate.

                                       The rate at which defaults and losses
                                       occur on the mortgage loans will affect
                                       the rate of payment of principal on the
                                       notes. We encourage you to review the
                                       information in this prospectus
                                       supplement about the underwriting
                                       guidelines applied in originating the
                                       mortgage loans, the credit quality of
                                       the mortgage loans and the collateral
                                       for the mortgage loans.

                                       SEE "YIELD CONSIDERATIONS" IN THIS
                                       PROSPECTUS SUPPLEMENT FOR A DESCRIPTION
                                       OF FACTORS THAT MAY INFLUENCE THE RATE
                                       AND TIMING OF PREPAYMENTS ON THE
                                       MORTGAGE LOANS.

                                       [The prepayment experience of the
                                       mortgage loans may differ significantly
                                       from that of first lien residential
                                       mortgage loans, or junior lien mortgage
                                       loans with a principal balance lower
                                       than the value of the related
                                       property.]

[EFFECT OF CREATION AND MAINTENANCE    We describe in this prospectus
MAINTENANCE OF                         supplement the underwriting guidelines
OVERCOLLATERALIZATION ON               used in originating the mortgage loans,
PAYMENTS OF PRINCIPAL ON THE           the collateral for the mortgage loans
NOTES                                  and the servicing of the mortgage
                                       loans. These and other factors will
                                       affect the rate of defaults and losses
                                       on the mortgage loans, which in turn
                                       will affect the rate at which
                                       overcollateralization is created or
                                       maintained. When overcollateralization
                                       is less than the level required by [
                                       ____ ], a portion of interest
                                       collections on the mortgage loans will
                                       be used to make principal payments on
                                       the notes. This will accelerate the
                                       rate at which you receive payments of
                                       principal. When overcollateralization
                                       is greater than the level required by [
                                       ____ ], a portion of principal
                                       collections on the mortgage loans will
                                       be released to the residual
                                       certificate. This will slow the rate at
                                       which you receive payments of
                                       principal.]

[GEOGRAPHIC CONCENTRATION OF           Approximately [ ]% of the mortgage
MORTGAGE LOANS                         loans expected to be in the trust on
                                       the closing date are secured by
                                       properties in [California]. The rate of
                                       delinquencies and defaults, and
                                       therefore the rate of prepayments, on
                                       the mortgage loans may be higher than
                                       if fewer of the mortgage loans were
                                       concentrated in one state because the
                                       following conditions in [California]
                                       will have a disproportionate impact on
                                       the mortgage loans in general:

                                       o     Weak economic conditions in
                                             [California] (which may or may
                                             not affect real property values)
                                             may affect the ability of
                                             borrowers to repay their mortgage
                                             loans on time;

                                       o     Declines in the [California]
                                             residential real estate market
                                             may reduce the values of
                                             properties located in
                                             [California], which would result
                                             in an increase in the combined
                                             loan-to-value ratios;

                                       o     Properties in [California] may be
                                             more susceptible than homes
                                             located in other parts of the
                                             country to certain types of
                                             uninsurable hazards, such as
                                             earthquakes, as well as floods,
                                             mudslides and other natural
                                             disasters; and

                                       o     Any increase in the market value
                                             of properties located in
                                             [California] would reduce the
                                             combined loan-to-value ratios of
                                             the mortgage loans and could,
                                             therefore, make alternative
                                             sources of financing available to
                                             the borrowers at lower interest
                                             rates, which could result in an
                                             increased rate of prepayment of
                                             the mortgage loans.

                                       Natural disasters affect regions of the
                                       United States from time to time, and
                                       may result in increased losses on
                                       mortgage loans in those regions, or in
                                       insurance payments that will constitute
                                       prepayments of those mortgage loans.

                                       For additional information regarding
                                       the geographic distribution of the
                                       mortgage loans in the trust, see the
                                       applicable table under "Description of
                                       the Mortgage Pool" in this prospectus
                                       supplement.]

[SOME OF THE LOANS IN THE MORTGAGE     The payment schedules for most of the
POOL ARE MORE LIKELY TO DEFAULT        mortgage loans in the pool require the
THAN OTHERS, AND HIGHER THAN           borrower to pay off the principal
EXPECTED DEFAULTS ON THESE LOANS       balance of the loan gradually over the
COULD REDUCE THE YIELD ON YOUR         life of the loan. Some of the mortgage
NOTES                                  loans in the pool, however, have
                                       payment schedules under which the
                                       borrowers makes relatively small
                                       payments of principal over the life of
                                       the loan, and then must make a large
                                       final payment at maturity that pays
                                       off the entire principal balance
                                       outstanding. This final payment is
                                       usually much larger than the previous
                                       monthly payments. Because the
                                       borrower's ability to make this final
                                       payment usually depends on the ability
                                       to refinance the loan or sell the
                                       underlying property, the risk of
                                       default is greater than on other types
                                       of loans. High rates of default on
                                       these types of loans in the pool will
                                       result in greater losses on your
                                       notes.

                                       The ability of a borrower to refinance
                                       the type of loan described above or
                                       sell the mortgaged property will depend
                                       upon a number of factors, including:

                                       o     the level of mortgage interest
                                             rates;

                                       o     the borrower's equity in the
                                             mortgage property;

                                       o     general economic conditions; and

                                       o     the availability of credit.

                                       We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage Pool" for information on the percentage of loans in the mortgage pool that consists of these loans.]

[EFFECT OF LACK OF PRIMARY MORTGAGE    Approximately [ ____ ]% of the
INSURANCE ON THE NOTES                 mortgage loans have loan-to-value
                                       ratios greater than [ ____ ]%. None of
                                       the mortgage loans are covered by a
                                       primary mortgage insurance policy. If
                                       borrowers default on their mortgage
                                       loans, there is a greater likelihood
                                       of losses than if the loans were
                                       insured. We cannot assure you that the
                                       applicable credit enhancement will be
                                       adequate to cover those losses.

                                       See "Description of the Notes" in this
                                       prospectus supplement.]

REAL ESTATE MARKET MAY AFFECT          A decline in the real estate values
PERFORMANCE OF MORTGAGE LOANS          or in economic conditions generally
                                       could increase the rates of
                                       delinquencies, foreclosures and losses
                                       on the mortgage loans to a level that
                                       is significantly higher than those
                                       experienced currently; and no
                                       assurance can be given that values of
                                       the properties securing the mortgage
                                       loans will not decline since the date
                                       of origination of the mortgage loan.
                                       If the credit enhancement described in
                                       this prospectus supplement is not
                                       enough to protect your notes from
                                       these losses, the yield on your notes
                                       may be reduced.

[EARLY PRINCIPAL PAYMENT FROM CASH     If the cash in the pre-funding
REMAINING IN PRE-FUNDING ACCOUNT       account on the closing date is not
                                       used to acquire additional mortgage
                                       loans by [ _______________ ], then
                                       that cash will be [paid to you on a
                                       proportionate basis with the other
                                       noteholders in reduction of the
                                       principal balance of your notes.] If
                                       the amount of that cash is
                                       substantial, you will receive a
                                       significant unexpected early payment
                                       of principal in (or before) [
                                       ____________ ]. We cannot assure you
                                       that you will be able to reinvest that
                                       money in another investment with a
                                       comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL NOTES,   Your ownership of the notes will be
WHICH CAN CAUSE DELAYS IN              registered electronically with DTC.
DISTRIBUTIONS AND HAMPER YOUR          The lack of physical notes could:
ABILITY TO PLEDGE OR RESELL YOUR
NOTES                                  o     result in payment delays on the
                                             notes because the indenture
                                             trustee will be sending
                                             distributions on the notes to DTC
                                             instead of directly to you;

                                       o     make it difficult for you to pledge
                                             your notes if physical notes are
                                             required by the party demanding
                                             the pledge; and

                                       o     could hinder your ability to resell
                                             the notes because some investors
                                             may be unwilling to buy notes that
                                             are not in physical form.

                                       See "Description of the Notes --
                                       Book-Entry Registration" in this
                                       prospectus supplement.

POTENTIAL DISRUPTION OF COMPUTER       The transition from the year 1999 to the
SYSTEMS                                year 2000 may interfere with the
                                       ability of computer systems used by
                                       the servicer, the indenture trustee,
                                       the note registrar, The Depository
                                       Trust Company and other parties to
                                       process information. This could
                                       disrupt collection of payments on the
                                       mortgage loans and calculation and
                                       distribution of payments on the notes.

LIMITED ABILITY TO RESELL NOTES        The underwriter is not required to
                                       assist in resales of the notes,
                                       although it may do so. A secondary
                                       market for the notes may not develop.
                                       If a secondary market does develop, it
                                       might not continue or it might not be
                                       sufficiently liquid to allow you to
                                       resell any of your notes. The
                                       certificates will not be listed on any
                                       securities exchange.

        [Additional risk factors to be provided if applicable.]


                           DESCRIPTION OF THE TRUST

GENERAL

        Finance America Securities, LLC [ __________ ] Trust [ _______ ] (the "Trust" or the "Issuer") will be a [statutory business trust] [common law trust] formed under the laws of [ ] pursuant to a Trust Agreement (the "Trust Agreement") dated as of [ ] (the "Cut-off Date") between Finance America Securities, LLC as depositor (the "Depositor") and [ ____________________ ] as owner trustee (the "Owner Trustee"), for the transactions described in this Prospectus Supplement. The Trust will not engage in any activity other than acquiring, holding and managing the Mortgage Loans (as defined herein) and the other assets of the Trust and proceeds therefrom, issuing the Securities (as defined herein), making payments on the Securities, and engaging in related activities.

        On or about [ _____________ ] (the "Closing Date"), the Trust will purchase the Mortgage Loans from the Depositor pursuant to a Sale and Servicing Agreement (as amended and supplemented from time to time, the "Sale and Servicing Agreement") dated as of the Cut-off Date, among the Trust, the Depositor, the Servicer and [ _____________________ ], as indenture trustee (the "Indenture Trustee").

        The Trust's principal offices are located in [                       ].

THE OWNER TRUSTEE

        [ ] will act not in its individual capacity but solely as the Owner Trustee under the Trust Agreement. [ ] is a [ ] banking corporation and its principal offices are located at [ ]. The compensation of the Owner Trustee will be paid by [ ].

THE RESIDUAL CERTIFICATE

        The equity interest in the Trust will be represented by a residual interest certificate (the "Residual Certificate").

        The holder of the Residual Certificate (the "Residual
Certificateholder," and together with the Noteholders (as defined herein), the "Securityholders") will be entitled to receive [to be described as applicable].

                           DESCRIPTION OF THE NOTES

GENERAL

        The Trust will issue the Class [ ] Notes (the "Notes") pursuant to an Indenture dated as of the Cut-off Date (the "Indenture") between the Issuer and the Indenture Trustee. The Trust will also issue the Residual Certificate pursuant to the Trust Agreement. The Notes and the Residual Certificate are referred to herein as the "Securities." Only the Notes are offered hereby. The Notes will be secured by the Trust Estate (as defined below) pursuant to the Indenture.

        The "Trust Estate" will consist primarily of [describe as applicable].

        The Notes will be issued in the approximate initial total principal amount specified on the cover page hereof (the "Original Class Principal Amount"). The total principal amount of the Notes outstanding at any time is referred to herein as the "Class Principal Amount." The Residual Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described herein. The Original Class Principal Amount of the Notes may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined herein) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pool" herein.

        Payments on the Notes will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to holders of Notes ("Noteholders") of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately before the month in which that Distribution Date occurs.

o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in [New York] or [California] are closed.

        Payments on the Notes will be made to each registered holder entitled thereto, either (1) by check mailed to the Noteholder's address as it appears on the books of the Indenture Trustee, or (2) at the request, submitted to the Indenture Trustee in writing not later than the related Record Date, of any Noteholder (at the Noteholder's expense) in immediately available funds; provided, that the final payment for any Note will be made only upon presentation and surrender of the Note at the Corporate Trust Office (as defined herein) of the Indenture Trustee or the office of the Note Registrar (as defined herein). See "-- The Indenture Trustee" herein.

[PRE-FUNDING ACCOUNT

        On the Closing Date approximately $[ ___________________ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by the Trustee. During the period (the "Pre-Funding Period") from the Closing Date until [ ______________ ], the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined herein) purchased by the Trust in accordance with the [Sale and Servicing Agreement]. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to Notes then entitled to payments of principal on the next Distribution Date.

        Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [
_______________________________________________ ] following the Pre-Funding
Period.]

BOOK-ENTRY REGISTRATION

        GENERAL. The Notes (the "Book-Entry Notes") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Banking, societe anonyme (formerly Cedelbank) ("Clearstream") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Notes will be issued in minimum denominations in principal amount of $[ _______ ] and integral multiples of $1 in excess thereof.

        Each Class of Book-Entry Notes will be represented by one or more certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Note (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Note"), except as set forth below under "-- Definitive Notes" and in the prospectus under "Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities."

        Unless and until Definitive Notes are issued, it is anticipated that:

o the only "Noteholder" of the Notes will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Noteholders as that term is used in the Indenture.

o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Notes from the Indenture Trustee through DTC [, Clearstream or Euroclear, as applicable,] and [its/their] Participants.

o while the Notes are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream and Euroclear] and [its/their] operations, DTC [Clearstream and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit distributions of principal of, and interest on, the Notes. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Notes are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

        None of the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee [or additional parties] (as those terms are defined herein) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

        Certain computer applications and systems that DTC uses for processing dates ("Systems") based upon calendar dates, including dates before, on, and after January 1, 2000, may encounter certain problems related to the Systems' use of only two digits to calculate calendar dates ("Year 2000 Problems"). Year 2000 Problems could cause DTC's Systems, as they relate to the timely payment of distributions (including principal and interest payments) to securityholders, book-entry deliveries, and settlement of trades within DTC, to cease functioning appropriately. DTC has advised the Depositor that it has developed and is implementing a technical assessment and remediation plan (which includes a testing phase) to deal with Year 2000 Problems. However, DTC's ability to perform its services also depends upon other parties including, among others, issuers and their agents, third party software and hardware vendors, and third party service and information providers (including telecommunication and electrical utility service providers). In general, the extent of computer problems that may occur due to Year 2000 Problems is not yet clear.

        For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream and Euroclear], see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the prospectus.

        DEFINITIVE NOTES. Definitive Notes will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the prospectus under "Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Notes as indicated on the records of DTC of the availability of Definitive Notes for their Book-Entry Notes. Upon surrender by DTC of the Definitive Notes representing the Book-Entry Notes and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Notes as Definitive Notes in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Notes as Noteholders under the Indenture and the Sale and Servicing Agreement.

PAYMENTS

        Payments on the Notes on each Distribution Date will be made from the Available Collection Amount. The Available Collection Amount will be determined as [to be provided as applicable.]

o With respect to each Distribution Date, the "Due Period" is the calendar month immediately before that Distribution Date.

        PAYMENTS OF INTEREST. Interest on the Class Principal Amount of the Notes will accrue during each Accrual Period (as defined herein) at the interest rate specified on the front cover hereof (the "Interest Rate") and will be payable to Noteholders on each Distribution Date, starting in [ _____________________ ]. [If the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and the other assets of the Trust when it is first entitled to do so, as described under "--Optional Redemption" herein, then with respect to each succeeding Distribution Date the Interest Rate will be increased [to be provided as applicable.]] See "-- Optional Redemption" herein. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

o The "Accrual Period" for the Notes will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

        Payments of interest on the Notes will be made from [to be provided as applicable].

        PAYMENTS OF PRINCIPAL. Principal payments will be made to Noteholders on each Distribution Date in an amount generally equal to [to be provided as applicable].

o The "Principal Distribution Amount" for any Distribution Date will be equal to the sum of [to be provided as applicable].

PAYMENT PRIORITIES

        On each Distribution Date, the Available Funds will be applied in the following order of priority:

        [to be provided as applicable.]

OVERCOLLATERALIZATION

        On the Closing Date the Cut-off Date Balance is expected to exceed the Original Class Principal Amount of the Notes by approximately $[ _____________ ]. The weighted average Net Mortgage Loan Rate (as defined below) of the Mortgage Loans is generally expected to be higher than the Interest Rate of the Notes, thus generating certain excess interest collections. To the extent described herein, Excess Spread will be applied on any Distribution Date as [to be provided as applicable].

o The "Net Mortgage Loan Rate" for any Mortgage Loan equals [to be provided as applicable].

MATURITY DATE

        The Class Principal Amount of the Notes and all interest accrued and unpaid on the Notes will be payable in full on [ _____________ ] (the "Maturity Date"). See "--Rights of Noteholders Upon Occurrence of an Event of Default" below. The actual final Distribution Date for the Notes could be substantially earlier than the Maturity Date.

REPORTS TO NOTEHOLDERS

        On each Distribution Date the Indenture Trustee will make available to each Noteholder a statement containing the following information:

        o the amount of principal distributed on that date to Noteholders;

        o the amount of interest distributed on that date to Noteholders;

        o the amount of any outstanding Noteholders' Interest Carryforward Amount for the Notes after distributions on that date;

        o the Class Principal Amount of the Notes after distributions on that date;

        o the amount of the Servicing Fees paid with respect to that date;

        o       the Total Loan Balance as of the related Distribution Date;

        o the number and total Principal Balance of Mortgage Loans (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property;

        o       any amount distributed to the holder of the Residual
                Certificate; and

        o certain other information to the extent provided in the Sale and Servicing Agreement.

OPTIONAL REDEMPTION

        On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, [ _____________________ ] will (subject to the terms of the Sale and Servicing Agreement) have the option to purchase the Mortgage Loans, any REO Property and any other assets of the Trust for the Termination Price. If [ _______________ ] does not exercise that option, [ ____ ] will then have the same purchase option. If either purchase option is exercised, the Notes will be redeemed and the Residual Certificate and the Trust will be terminated (such event, an "Optional Redemption").

        If the Residual Certificateholder does not exercise its option as described above when it is first entitled to do so, the Interest Rate of the Notes will be increased as described under "-- Payments of Interest" herein.

RIGHTS OF NOTEHOLDERS UPON OCCURRENCE OF EVENT OF DEFAULT

        Under the Indenture, a failure to pay the full amount of the Noteholders' Interest Distribution Amount within [five] days of the Distribution Date on which that payment is due (without regard to the amount of Available Funds) or failure to pay the entire outstanding principal amount of the Notes on the Maturity Date, will constitute an event of default (an "Event of Default").

        Upon the occurrence of an Event of Default, the holders of Notes evidencing more than [ ]% of the Class Principal Amount of the Notes then outstanding may exercise their remedies under the Indenture. These remedies include [to be provided as applicable].

THE INDENTURE TRUSTEE

        [ _________________________________ ], a [________________________],
will be the Indenture Trustee under the Indenture. The Indenture Trustee will be entitled to [describe applicable fees of the indenture trustee]. The Indenture Trustee's "Corporate Trust Office" is located at [ _________________________________________________ ], or such address as the
Indenture Trustee may designate from time to time by notice to the Noteholders, the Depositor and the Servicer.

                             [THE INSURANCE POLICY

        The following information has been provided by [ ______ ] (the "Insurer") for inclusion in this Prospectus Supplement. Neither the Depositor nor the Underwriter makes any representation as to the accuracy or completeness of this information.

        The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Note Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

THE INSURER

        [To be provided if applicable.]

INSURER FINANCIAL INFORMATION

        [To be provided if applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

        [To be provided if applicable.]

YEAR 2000 DISCLOSURE

        [To be provided if applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

        [To be provided if applicable.]

THE INSURANCE POLICY

        [To be provided if applicable.]]

                       DESCRIPTION OF THE MORTGAGE POOL

GENERAL

        The Mortgage Pool will consist of approximately [ _____ ] Mortgage Loans with original terms to maturity of not more than [thirty] years, having a total Principal Balance as of the Cut-off Date of approximately $[ ___________ ] (the "Cut-off Date Balance"). The Mortgage Loans are secured by [to be provided as applicable] ("Mortgages"). All of the Mortgage Loans will be [description of Mortgage Loans.]

        Generally, the Mortgage Loans were originated or acquired by the Originator (as defined herein) in one of the following ways:

        o       [to be provided as applicable].

        All of the Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating [to be provided as applicable.] For a description of the underwriting criteria applicable to the Mortgage Loans, see "The Originator -- Underwriting Guidelines" herein.

        The Servicer will be required to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and will be compensated for these services as described under "Description of the Transfer and Servicing Agreements -- Servicing" herein.

PAYMENTS ON THE MORTGAGE LOANS

        [To be provided as applicable.]

CHARACTERISTICS OF THE MORTGAGE LOANS

        The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Notes, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other home loans may be included in the Mortgage Pool prior to the issuance of the Notes.

        Wherever reference is made herein to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total principal balance of the related Mortgage Loans as of the Cut-off Date.

        Pursuant to its terms, each Mortgage Loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount generally equal to the lower of the unpaid principal amount thereof or the replacement value of the improvements on the Mortgaged Property. Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building. See "Servicing the Loans -- Maintenance of Insurance Policies and Other Servicing Procedures" in the Prospectus.

        [Approximately [ ____ ]% of the Mortgage Loans have Loan-to-Value Ratios in excess of 80%. None of those Mortgage Loans or any other Mortgage Loans are covered by primary mortgage insurance policies. The "Loan-to-Value Ratio" of a Mortgage Loan at any time is the ratio of the principal balance of the Mortgage Loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinance or modification, the appraised value of the Mortgaged Property at the time of refinance or modification.]

        [Approximately [ ____ ]% of the Mortgage Loans are fully amortizing. Approximately [ ]% of the Mortgage Loans will have original terms to maturity that are shorter than their amortization schedules, leaving final payments ("Balloon Payments") due on their maturity dates that are significantly larger than other monthly payments (such loans, "Balloon Loans"). The Balloon Loans are generally expected to have original terms to maturity of [15] years. The ability of the borrower to repay a Balloon Loan at maturity frequently will depend on the borrower's ability to refinance the loan. Any loss on a Balloon Loan as a result of the borrower's inability to refinance the loan will be borne by Certificateholders, to the extent not covered by the applicable credit enhancement. Neither the Servicer nor the Trustee will make any Advances with respect to delinquent Balloon Payments.]

        Approximately [ ____ ] of the Mortgage Loans provide for payment by the borrower of a prepayment premium in connection with full or partial prepayments of principal within [three to five years] of the date of origination of the loan, generally equal to [to be provided as applicable].

        The Mortgage Loan Rates of the Mortgage Loans range from approximately [ _______ ]% annually to [ _______ ]% annually. The weighted average Mortgage Loan Rate of the Mortgage Loans is approximately [ _______ ]% annually.

        The Principal Balances of the Mortgage Loans range from approximately $[ ] to $[ ]. The Mortgage Loans have an average Principal Balance of approximately $[ _____ ].

        The weighted average Combined Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

        No more than approximately [ _______ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

        The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the total Principal Balances and the percentages in the following tables may not equal the totals due to rounding.)

                                   CUT-OFF DATE PRINCIPAL BALANCES

                                                                                 PERCENTAGE OF
                                                                                MORTGAGE LOANS
      RANGE OF                     NUMBER OF               TOTAL                   BY TOTAL
PRINCIPAL BALANCES ($)           MORTGAGE LOANS      PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------           --------------      -----------------          -----------------
                                                     $                                       %



                                     _____          _____________________             ________
      Total.................                        $                                 100.00%

        The average Cut-off Date Principal Balance is approximately $                     .


                                         LOAN-TO-VALUE RATIOS

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
      RANGE OF ORIGINAL             NUMBER OF               TOTAL                 BY TOTAL
   LOAN-TO-VALUE RATIOS (%)       MORTGAGE LOANS      PRINCIPAL BALANCE       PRINCIPAL BALANCE
   ------------------------       --------------      -----------------       -----------------
                                                      $                                       %



                                     _____            _____________________            ________
      Total.................                          $                                100.00%

        The weighted average original Loan-to-Value Ratio is approximately       %.


                                MORTGAGE RATES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
           RANGE OF                 NUMBER OF              TOTAL                  BY TOTAL
      MORTGAGE RATES(%)          MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
      -----------------          --------------      -----------------        -----------------
                                                     $                                        %




                                     _____        _____________________             ________
      Total.................                       $                                100.00%
---------

*   Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans.

        The weighted average Mortgage Rate is approximately _______ % per annum.

                                  LOAN TYPES

                                                                                  PERCENTAGE OF
                                                                                 MORTGAGE LOANS
                                   NUMBER OF               TOTAL                    BY TOTAL
          LOAN TYPE              MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
          ---------              --------------      -----------------         -----------------
                                                     $                                        %



                                     _____           _____________________            ________
      Total.................                         $                                100.00%



                          ORIGINAL TERMS TO MATURITY

                                                                                  PERCENTAGE OF
                                                                                 MORTGAGE LOANS
                                   NUMBER OF               TOTAL                    BY TOTAL
 RANGE OF MATURITIES (MONTHS)    MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
 ----------------------------    --------------      -----------------         -----------------
                                                     $                                        %



                                     _____           _____________________            ________
      Total.................                         $                                100.00%

        The weighted average original term to maturity is approximately ________ months.

                                     REMAINING TERMS TO MATURITY

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
    REMAINING TERM TO              NUMBER OF               TOTAL                  BY TOTAL
    MATURITY (MONTHS)            MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
    -----------------            --------------      -----------------        -----------------
                                                     $                                        %




                                     _____           _____________________            ________
      Total.................                         $                                100.00%

        The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately ________ months.


                            GEOGRAPHIC DISTRIBUTION

                                                                                 PERCENTAGE OF
                                                                                MORTGAGE LOANS
                                   NUMBER OF               TOTAL                   BY TOTAL
            STATE                MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
            -----                --------------      -----------------         -----------------
                                                     $                                        %










                                     _____        _____________________             ________
      Total.................                       $                                100.00%


                                            PROPERTY TYPES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
        PROPERTY TYPE            MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
        -------------            --------------      -----------------        -----------------
                                                     $                                        %




                                     _____          _____________________            ________
      Total.................                        $                                100.00%


                                            LOAN PURPOSES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
         LOAN PURPOSE            MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
         ------------            --------------      -----------------        -----------------
                                                     $                                        %




                                     _____          _____________________            ________
      Total.................                        $                                100.00%


                                           OCCUPANCY STATUS

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
       OCCUPANCY STATUS          MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
       ----------------          --------------      -----------------        -----------------
                                                     $                                        %



                                     _____           _____________________            ________
      Total.................                         $                                100.00%


                                         DOCUMENTATION TYPES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
      DOCUMENTATION TYPE         MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
      ------------------         --------------      -----------------        -----------------
                                                     $                                        %



                                     _____           _____________________            ________
      Total.................                         $                                100.00%


                                            CREDIT GRADES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
         CREDIT GRADE            MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
         ------------            --------------      -----------------        -----------------
                                                     $                                        %




                                     _____           _____________________            ________
      Total.................                         $                                100.00%


                                         PREPAYMENT PENALTIES

                                                                                PERCENTAGE OF
                                                                               MORTGAGE LOANS
                                   NUMBER OF               TOTAL                  BY TOTAL
      PREPAYMENT PENALTY         MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
      ------------------         --------------      -----------------        -----------------
                                                     $                                        %



                                     _____           _____________________            ________
      Total.................                         $                                100.00%


[SUBSEQUENT MORTGAGE LOANS

        The obligation of the Trust to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the [Sale and Servicing Agreement] (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

        The characteristics of Subsequent Mortgage Loans may vary significantly from time to time, subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided if applicable.]]

                            ADDITIONAL INFORMATION

        The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date. A Current Report on Form 8-K will be available to purchasers of the Notes and will be filed, together with the Sale and Servicing Agreement, the Indenture and the Trust Agreement, with the Securities and Exchange Commission (the "SEC") within fifteen days after the initial issuance of the Notes. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as described herein under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                                THE ORIGINATOR

        The information in this section has been provided by [the Originator.] None of the Depositor, the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

        [Description of the Originator.]

LENDING ACTIVITIES AND LOAN SALES

        [ ________________________________ ] originates real estate loans through its network of offices and loan origination centers. [ ________________________________ ] also participates in secondary market activities by originating and selling mortgage loans while continuing to service the majority of the loans sold. In other cases [ ]'s whole loan sale agreements provide for the transfer of servicing rights.

        [ ________________________________ ]'s primary lending activity is funding loans to enable borrowers to purchase or refinance residential real property, which loans are secured by first or second liens on the related real property. [ ________________________________ ]'s single-family real estate loans are predominantly "conventional" mortgage loans, meaning that they are not insured by the Federal Housing Administration or partially guaranteed by the U.S. Department of Veterans Affairs.

        The following table summarizes [ ________________________________ ]'s one- to four-family residential mortgage loan origination and sales activity for the periods shown below. Sales activity may include sales of mortgage loans purchased by [ ] from other loan originators.

                                         YEAR ENDED                       THREE MONTHS ENDED  ,
                                         ----------                       ---------------------
                  -------    -------   -------    -------    -------     -------       -------
                                (DOLLARS IN THOUSANDS)                   (DOLLARS IN THOUSANDS)
                  --------------------------------------------------     ----------------------
Originated and
purchased....     $          $         $          $          $         $             $
Sales........     $          $         $          $          $         $             $


UNDERWRITING GUIDELINES

        The Mortgage Loans were originated generally in accordance with guidelines (the "Underwriting Guidelines") established by [ __________________________________ ]. The Underwriting Guidelines are
primarily intended to evaluate the value and adequacy of the mortgaged property as collateral and are also intended to consider the borrower's credit standing and repayment ability. On a case-by-case basis and only with the approval of two or more senior lending officers, [ __________________________________ ] may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the Mortgage Loans will have been originated under underwriting exceptions.]

        [Describe Originator's underwriting guidelines.]

                                 THE SERVICER

        The information in this section has been provided by the Servicer. None of the Depositor, the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

        [Description of the Servicer]

LOAN SERVICING

        [To be provided as applicable.]

SERVICING PRACTICES AND EXPERIENCE

        [To be provided as applicable.]

        The following table sets forth the delinquency and loss experience at the dates indicated for residential (one- to four-family and multifamily) first lien mortgage loans serviced by the Servicer that were originated or purchased by the Servicer:

                                                  DELINQUENCIES AND FORECLOSURES
                                                      (DOLLARS IN THOUSANDS)

                                As of                         As of                         As of
                                 [ ]                           [ ]                           [ ]
                    --------------------------------  --------------------------------- ---------------------------------
                                    Percent  Percent                  Percent   Percent                  Percent  Percent
                    By No.   By       By      By      By No.   By       By        By    By No.  By         By       By
                     of    Dollar   Number   Dollar    of    Dollar    Number   Dollar   of    Dollar    Number   Dollar
                    Loans  Amount  of Loans  Amount   Loans  Amount   of Loans  Amount  Loans  Amount   of Loans  Amount
                    -----  ------  --------  -------  -----  -------  --------  ------  -----  ------   --------  -------

Total Portfolio                  $     %        %                  $       %       %              $       %      %
Period of
Delinquency(1)                         %        %
    30-59 Days...                                                  $       %       %              $       %      %
    60-89 Days...                      %        %                  $       %       %              $       %      %
    90 Days or more.                   %        %                  $       %       %              $       %      %

Total Delinquent                       %        %
Loans                                                              $       %       %              $       %      %
Loans in Foreclosure(2)                %        %                  $       %       %              $       %      %

(1) Includes [ ] loans totaling $[ ] for [ ], which were delinquent at the time of transfer to the Servicer.

(2) Loans in foreclosure are also included under the subheading "90 Days or more" and the heading "Total Delinquent Loans."

                                                       REAL ESTATE OWNED
                                                     (DOLLARS IN THOUSANDS)

                                   As of                     As of                     As of
                                    [ ]                       [ ]                       [ ]
                           ---------------------    -------------------------  ----------------------
                                           By                        By                        By
                            By No.       Dollar       By No.       Dollar       By No.       Dollar
                           of Loans      Amount      of Loans      Amount      of Loans      Amount

Total Portfolio                                $                        $                          $
Foreclosed Loans (1)                           $                        $                          $
Foreclosure Ratio (2)             %            %           %            %            %             %

(1) For the purposes of these tables, "Foreclosed Loans" means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by the Servicer.

(2) The "Foreclosure Ratio" is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.

                             LOAN LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                       As of           As of         As of
                                        [ ]             [ ]           [ ]
                                ------------------  -------------  -------------

Total Portfolio (1)                         $                  $            $
Net Losses (2, 3)                           $                  $            $
Net Losses as a Percentage of
Total Portfolio                             %                 %            %
__________________

(1) "Total Portfolio" on the date stated above is the principal balance of the mortgage loans outstanding on the last day of the period.
(2) "Net Losses" are actual losses incurred on liquidated properties and shortfall payoffs for each respective period. Losses on liquidated properties are calculated as net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.
(3) As of [ ], includes $[ ] of losses attributable to loans which were delinquent at the time of transfer to the Servicer.


        There can be no assurance that the delinquency and loss experience of the Mortgage Loans will correspond to the loss experience of the Servicer's mortgage portfolio set forth in the table above. The statistics shown above represent the delinquency and loss experience for the Servicer's total servicing portfolio only for the periods presented, whereas the total delinquency and loss experience on the Mortgage Loans will depend on the results over the life of the Trust. The Servicer's portfolio includes mortgage loans with payment and other characteristics that are not representative of the payment and other characteristics of the Mortgage Loans. A substantial number of the Mortgage Loans may also have been originated based on Underwriting Guidelines that are less stringent than those generally applicable to the servicing portfolio reflected in the table. If the residential real estate market experiences an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on to the Mortgage Loans.]

             DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

        The following summary describes certain terms of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, and the Administration Agreement (collectively, the "Transfer and Servicing Agreements"). The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements, and to the extent inconsistent, replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements under the heading "The Agreements" in the Prospectus.

SALE AND ASSIGNMENT OF THE MORTGAGE LOANS

        On the Closing Date, the [Finance America, LLC] (the "Seller") will sell the Mortgage Loans (other than the right to receive certain charges payable by borrowers) to the Depositor, and the Depositor will sell the Mortgage Loans (other than those amounts) to the Trust. The Trust will, concurrently, deliver or cause to be delivered the Securities to the Depositor. The Trust will pledge and assign the Mortgage Loans to the Indenture Trustee in exchange for the Notes. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Sale and Servicing Agreement (the "Mortgage Loan Schedule").

        [In addition, the Depositor will, as to each Mortgage Loan, deliver to a custodian appointed by the Indenture Trustee (the "Custodian") the following documents (together, with respect to each Mortgage Loan, a "Mortgage Loan File"):

        o the related Note endorsed to the order of the Indenture Trustee, or in blank, without recourse,

        o any assumption and modification agreements and the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office),

        o an assignment of the Mortgage in the name of the Indenture Trustee, or in blank, in recordable form, and

        o       any intervening assignments of the Mortgage.]

        Assignments of the Mortgages to the Indenture Trustee will be recorded following the Closing Date in the real property records of the states in which the related Mortgaged Properties are located to protect the Indenture Trustee's interest in the Mortgage Loans. In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the assignment with evidence of recording thereon concurrently with the conveyance thereof under the Sale and Servicing Agreement because they have not yet been returned by the public recording office, the Depositor will deliver or cause to be delivered to the Custodian a certified true photocopy of the assignment. The Depositor will deliver or cause to be delivered to the Custodian any assignment with evidence of recording indicated thereon upon receipt thereof from the public recording office. The Custodian will review (or cause to be reviewed) each Mortgage Loan File within ninety days after the conveyance of the related Mortgage Loan to the Trust to ascertain that all required documents have been executed and received.

        Under the terms of the agreement (the "Mortgage Loan Purchase Agreement") pursuant to which the Depositor will purchase the Mortgage Loans from the Seller and the Sale and Servicing Agreement, the Custodian will conduct an initial review of the Mortgage Loan documents and will notify the Depositor and the Seller as to each Mortgage Loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Purchase Agreement, the Seller will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance thereof plus accrued interest thereon (the "Repurchase Price") or, in certain circumstances, to substitute another Mortgage Loan that satisfies the requirements specified in the Sale and Servicing Agreement.

        The Seller will make to the Depositor under the Mortgage Loan Sale Agreement representations and warranties regarding the Mortgage Loans intended to address certain material conditions that may arise with respect to the Mortgage Loans. These include, among others, the following representations and warranties: [representations and warranties to be provided]. The Depositor's rights under these representations and warranties will be assigned to the Indenture Trustee for the benefit of the Noteholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Noteholders, the Seller will be obligated, within [60] days following its discovery of a breach or receipt of notice of a breach, to cure the breach or purchase the affected Mortgage Loan from the Trust for the Repurchase Price or, in certain circumstances, to substitute another Mortgage Loan.

        No assurance can be given that, at any particular time, the Seller will be capable, financially or otherwise, of repurchasing defective Mortgage Loans or substituting additional Mortgage Loans for defective Mortgage Loans.

TRUST FEES AND EXPENSES

        The Servicer is entitled to the Servicing Fee and reimbursement for certain expenses as described under "-- Servicing Compensation and Payment of Expenses" below. The fees and expenses of the Indenture Trustee, the Owner Trustee and the Custodian will be paid by [ ].

VOTING RIGHTS

        Voting rights of Securityholders under the Transfer and Servicing Agreements will be allocated among the Notes and the Residual Certificate as provided in the Transfer and Servicing Agreements.

GENERAL SERVICING PROVISIONS

        The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Sale and Servicing Agreement.

        [Describe servicing provisions as applicable.]

NO DELINQUENCY ADVANCES

        In the event of a delinquency or default with respect to a Mortgage Loan, neither the Servicer nor any Subservicer (as defined below) will have any obligation to advance scheduled monthly payments of principal or interest with respect to the Mortgage Loan.

SERVICING ADVANCES

        The Servicer or any Subservicer will make reasonable and customary expense advances with respect to the Mortgage Loans (each, a "Servicing Advance") and will be entitled to reimbursement for Servicing Advances as described herein. Servicing Advances may include costs and expenses advanced for the preservation, restoration and protection of any Mortgaged Property, including advances to pay delinquent real estate taxes and assessments. Any Servicing Advances by the Servicer or any Subservicer will be reimbursable from late collections on the related Mortgage Loan, or with respect to any Liquidated Mortgage Loan from the related Liquidation Proceeds. Servicing Advances remaining outstanding will be reimbursed, to the extent of Available Funds, as described under "Description of the Notes -- Payment Priorities."

INSURANCE COVERAGE

        The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of its officers and employees.

EVIDENCE AS TO COMPLIANCE

        The Sale and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Indenture Trustee to the effect that the firm has examined certain documents and records relating to the servicing of home loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions that the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

        The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated at [ _____ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. No Servicing Fee will be payable on a Liquidated Mortgage Loan unless the Servicer determines that additional collection efforts are warranted with respect to that Mortgage Loan. The Servicer will be entitled to reimbursement from collections on the Mortgage Loans for certain expenses before any amounts are paid to Noteholders.

SUBSERVICING

        The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Sale and Servicing Agreement, but it may employ one or more subservicers ("Subservicers") as provided under the Sale and Servicing Agreement. If the Servicer chooses to employ Subservicers, the Servicer will remain liable for fulfillment of its obligations under the Sale and Servicing Agreement, and will be considered to have itself received any payment received by a Subservicer whether or not the Subservicer actually remits that payment.

                    RESIGNATION OR REMOVAL OF THE SERVICER

        The Servicer will agree in the Sale and Servicing Agreement not to resign except with the consent of [ ____ ], unless the Servicer delivers to [ ____ ] an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Sale and Servicing Agreement.

        If the Servicer is in default under the Sale and Servicing Agreement, the Indenture Trustee or Noteholders having a majority of voting rights may remove the Servicer. [Events of default include:

        o failure by the Servicer to remit any required payment to the Indenture Trustee for [one] Business Day after receipt of written notice that the payment has not been made;

        o failure by the Servicer to deposit collections or other recoveries on the Mortgage Loans in the Collection Account on a daily basis in accordance with the Sale and Servicing Agreement;

        o failure by the Servicer to fulfill any other material requirement under the Sale and Servicing Agreement within the applicable time period;

        o failure by the Servicer to be qualified to service home loans for either Fannie Mae or Freddie Mac;

        o failure by the Servicer to maintain any applicable licenses in each jurisdiction where Mortgaged Properties are located;

        o failure by the Servicer to maintain a minimum net worth of $_______________;

        o       insolvency of the Servicer; and

        o       other events specified in the Sale and Servicing Agreement.]

        [If the Servicer is removed, the Indenture Trustee will immediately assume the role of Servicer under the Sale and Servicing Agreement unless another Servicer is appointed pursuant to the Sale and Servicing Agreement. The Indenture Trustee may continue to service the Mortgage Loans if it is legally qualified to do so or may appoint a successor Servicer as provided in the Sale and Servicing Agreement].

COLLECTION ACCOUNT, NOTE DISTRIBUTION ACCOUNT AND CERTIFICATE DISTRIBUTION
ACCOUNT

        The Servicer is required to deposit in a segregated account (the "Collection Account") within [ ____ ] Business Days of receipt all payments received on or after the Cut-off Date on account of principal and interest on the Mortgage Loans, all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts payable in connection with the repurchase or substitution of any Mortgage Loan and any amount required to be deposited in the Collection Account in connection with the redemption of the Notes. Withdrawals will be made from the Collection Account only for the purposes specified in the Sale and Servicing Agreement. The Collection Account may be maintained at any depository institution that satisfies the requirements specified in the Sale and Servicing Agreement.

        Amounts on deposit in the Collection Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Collection Account will be paid to [ _____________ ]. Any net losses on these investments will be paid by [ ______________ ].

        The Servicer will establish and maintain with the Paying Agent an account on behalf of the Noteholders, into which amounts released from the Collection Account for payment to the Noteholders will be deposited and from which all payments to the Noteholders will be made (the "Note Distribution Account"). The Servicer will also establish and maintain with the Paying Agent an account in the name of the Owner Trustee on behalf of the Residual Certificateholder, into which amounts released from the Collection Account for distribution to the Residual Certificateholder will be deposited and from which all distributions to the Residual Certificateholder will be made (the "Certificate Distribution Account").

        On the [ _____ ] day of each month, or if the [ ____ ] day is not a Business Day, the preceding Business Day, the Servicer will remit the Available Funds to the Paying Agent for deposit into the Note Distribution Account and Certificate Distribution Account by making appropriate withdrawals from the Collection Account. On each Distribution Date, the Indenture Trustee will make withdrawals from the Note Distribution Account and Certificate Distribution Account for application as described under "Description of the Notes -- Payment Priorities" herein. Amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be retained by the Indenture Trustee as its compensation. Any net losses on these investments will be paid by the Indenture Trustee.

THE OWNER TRUSTEE AND INDENTURE TRUSTEE

        The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Securities in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer, the Owner Trustee and the Indenture Trustee acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of another trustee all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement and upon the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee and the Indenture Trustee, respectively, and in each case the separate trustee or co-trustee, jointly, or, in any jurisdiction in which the Owner Trustee or Indenture Trustee will be incompetent or unqualified to perform certain acts, singly upon the separate trustee or co-trustee, which will exercise and perform these rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee, as applicable.

        The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor thereto. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as Owner Trustee or Indenture Trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In these circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or a successor Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by the successor.

        The Trust Agreement and Indenture will provide that the Owner Trustee and Indenture Trustee will be entitled to indemnification by the Depositor for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement or Indenture, as the case may be).

DUTIES OF THE OWNER TRUSTEE AND INDENTURE TRUSTEE

        The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Residual Certificate (other than the execution and authentication thereof), the Notes or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before these monies are deposited into the Collection Account, the Note Distribution Account or the Certificate Distribution Account. So long as no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default, unless the Owner Trustee has actual knowledge of any failure.

        The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of the holder of the Residual Certificate, unless the Residual Certificateholder has offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. Subject to the rights or consent of the Noteholders and Indenture Trustee, the Residual Certificateholder will not have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement, unless the Residual Certificateholder previously has given to the Owner Trustee written notice of the occurrence of an Event of Default and
(1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) the holder of the Residual Certificate has made written request upon the Owner Trustee to institute a proceeding in its own name as the Owner Trustee thereunder and have offered to the Owner Trustee reasonable indemnity, and the Owner Trustee for 30 days has neglected or refused to institute any proceedings.

        The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Residual Certificate, the Notes (other than the execution and authentication thereof) or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor, the Servicer or the Owner Trustee of any funds paid to the Depositor, the Servicer or the Owner Trustee in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account or the Note Distribution Account. So long as no Event of Default under the Indenture or the Sale and Servicing Agreement has occurred or is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Transfer and Servicing Agreements. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default under the Indenture or the Sale and Servicing Agreement, unless the Indenture Trustee obtains actual knowledge of any failure.

        The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, unless the holder previously has given to the Indenture Trustee written notice of the occurrence of an Event of Default and
(1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) Noteholders evidencing not less than [ ]% of the Class Principal Amount of the Notes, acting together as a single class, have made written request upon the Indenture Trustee to institute a proceeding in its own name as the Indenture Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity, and the Indenture Trustee for 30 days has neglected or refused to institute any proceedings. See "Description of the Notes -- Rights of Noteholders Upon Occurrence of Event of Default" herein.

                             YIELD CONSIDERATIONS

GENERAL

        The yields to maturity (or to early termination) on the Notes will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Loan Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Loan Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Notes and other factors.

        Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. These factors may include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity, if any, in the mortgaged properties, servicing decisions, homeowner mobility, the existence and enforceability of "due-on-sale" clauses, seasoning of loans, market interest rates for similar types of loans and the availability of funds for the loans. Nearly all of the Mortgage Loans contain due-on-sale provisions and the Servicer will generally enforce these provisions unless (1) the Servicer, in a manner consistent with its servicing practices, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan, or (2) enforcement is not permitted by applicable law. In certain cases, the Servicer may, in a manner consistent with its servicing practices, permit a borrower who is selling his principal residence and purchasing a new one to substitute the new Mortgaged Property as collateral for the related Mortgage Loan, or may simply release its lien on the existing collateral, leaving the related Mortgage Loan unsecured. In that event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Mortgage Loan to the extent that the borrower has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

        Approximately [ _____ ] of the Mortgage Loans are subject to prepayment penalties during the first [three to five years] after origination. Prepayment penalties may have the effect of reducing the amount or the likelihood of prepayments on the Mortgage Loans. A prepayment premium may be waived by the Servicer under certain circumstances. The remaining Mortgage Loans may be prepaid in full or in part at any time without penalty.

        In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

        The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans and repurchases of Mortgage Loans due to certain breaches of representations and warranties or defective documentation as described herein. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Notes. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

        From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. [The Seller] will represent and warrant that as of the Closing Date each Mortgaged Property was free of material damage. In the event of an uncured breach of this representation and warranty that materially and adversely affects the value of a Mortgage Loan, [the Seller] will be required to repurchase the affected Mortgage Loan or, under certain circumstances, substitute another mortgage loan. If any damage caused by earthquakes, flooding, storms, wildfires, or landslides (or other cause) occurs after the Closing Date, [the Seller] will not have any repurchase obligation. In addition, the standard hazard policies covering the Mortgaged Properties generally do not cover damage caused by earthquakes, flooding and landslides, and earthquake, flood or landslide insurance may not have been obtained with respect to the affected Mortgaged Properties. As a consequence, Realized Losses could result. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration thereof, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Notes and will reduce the yields on the Notes to the extent they are purchased at a premium.

        In addition, any future limitations on the rights of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment on the Mortgage Loans.

        The Depositor and the Seller make no representations as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of these factors, or as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date.

        Payments of principal at a faster rate than anticipated will decrease the yield on Notes purchased at a premium; payments of principal at a slower rate than anticipated will decrease the yield on Notes purchased at a discount. The effect on an investor's yield due to payments of principal occurring at a rate that is faster (or slower) than the rate anticipated by the investor during any period following the issuance of the Notes will not be entirely offset by a subsequent like reduction (or increase) in the rate of payments of principal during any subsequent period.

        The rate of delinquencies and defaults on the Mortgage Loans and of recoveries, if any, on defaulted Mortgage Loans and foreclosed properties will affect the rate and timing of principal payments on the Mortgage Loans, and, accordingly, the weighted average life of the Notes. Certain factors may influence delinquencies and defaults, including origination and underwriting standards, loan-to-value ratios and delinquency history. In general, defaults on Mortgage Loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on similar types of home loans. The rate of default on Mortgage Loans with high loan-to-value ratios, or on Mortgage Loans secured by junior liens, may be higher than that of home loans with lower loan-to-value ratios or secured by first liens on comparable properties. In addition, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the area in which the related Mortgaged Properties are located or the related borrower is residing. See "Description of the Mortgage Pool" herein. The risk of delinquencies and losses is greater and voluntary principal prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

        Investors in the Notes will bear the risk of reinvestment of amounts received in respect of principal on the Notes at yields that may be lower than the yield on the Notes.

        The yields to investors in the Notes may be affected by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Notes -- Optional Redemption" herein, or the failure of [ ________________________ ] to exercise that right.

        If the purchaser of a Note offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Note offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

        The effective yield to holders of the Notes will be lower than the yield otherwise produced by the Interest Rate and the purchase price because monthly payments will not be payable until the [ ____ ] day (or later) of the month following the Accrual Period.

OVERCOLLATERALIZATION

        [Describe as applicable.]

MATURITY DATE

        The Maturity Date of the Notes is as set forth under "Description of the Notes -- Maturity Date" herein. The Maturity Date of the Notes was determined by [to be provided as applicable]. The actual maturity of the Notes may be significantly earlier than the Maturity Date.

WEIGHTED AVERAGE LIFE

        The following information illustrates the effect of prepayments of the Mortgage Loans on the weighted average life of the Notes under certain stated assumptions and is not a prediction of the prepayment rate that might actually be experienced on the Mortgage Loans. Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average life of the Notes will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes unscheduled reductions of principal, including without limitation those resulting from full or partial prepayments, refinancings, liquidations and write-offs due to defaults, casualties or other dispositions, substitutions and repurchases by or on behalf of the Seller or the Depositor) and [to be provided as applicable].

        Prepayments on loans such as the Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement for the Mortgage Loans represents [to be provided as applicable]. [ ____ ] does not purport to be either a historical description of the prepayment experience or any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans. Neither the Depositor nor the Underwriter makes any representation about the appropriateness of the [ ____ ] model.

        [The following table was prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

        o the initial Class Principal Amount and the Interest Rate are as set forth on the cover of this Prospectus Supplement;

        o each scheduled payment of principal and interest on a Mortgage Loan is timely received on the last day of each month starting in [ ];

        o principal prepayments are received in full on the last day of each month starting in [ ], and each prepayment includes 30 days of interest on the Mortgage Loan;

        o prepayments are received on the Mortgage Loans at the applicable constant rates indicated;

        o       there are no defaults or delinquencies on the Mortgage Loans;

        o Distribution Dates occur on the [ ] day of each month, starting in [ ];

        o       there are no re-purchases or substitutions of the Mortgage
                Loans;

        o       the Notes are issued on [ ]; and

        o the Mortgage Loans were aggregated into assumed Mortgage Loans having the following characteristics:]

                                   HOME         NET HOME    REMAINING
   HOME                            LOAN          LOAN        TERM TO
   LOAN         PRINCIPAL        INTEREST       INTEREST     MATURITY
  NUMBER        BALANCE            RATE           RATE      (IN MONTHS)
---------      -----------      -----------    ----------   -----------








        The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the table below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal payments than indicated in the table in the [assumed prepayment rate] specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of Original Principal Amounts outstanding over time and the weighted average lives of the Notes to differ (which difference could be material) from the corresponding information in the table for each indicated [assumed prepayment rate].

        Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Notes and set forth the percentages of the Original Principal Amount of the Notes that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rate].

        The weighted average life of the Notes is determined by (1) multiplying the net reduction, if any, of the Class Principal Amount by the number of years from the date of issuance of the Note to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount referred to in clause
(1) and rounding to one decimal place.





                     PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT OF THE NOTES
                       OUTSTANDING AT THE FOLLOWING [PREPAYMENT RATES]

                                                                Class [   ]
                                       ---------------------------------------------------------------
Distribution Date                       [  ]%     [  ]%    [  ]%    [  ]%    [  ]%    [  ]%    [  ]%
-----------------
Initial Percentage...................    100        100      100     100       100     100      100











Weighted Average
  Life in Years
    With Optional Redemption.........
    Without Optional Redemption......
---------

* Based upon the assumption that [ _____________________________ ] does not exercise its option to repurchase the Mortgage Loans as described under "Description of the Notes -- Optional Redemption" herein.


                       FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

        [In the opinion of Brown & Wood LLP, for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be a business entity classified as an association (or a publicly traded partnership) treated as a corporation or a taxable mortgage pool. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness for federal income tax purposes. See "Federal Income Tax Considerations" in the Prospectus for additional information concerning the application of federal income tax laws to the Trust and the Notes.]

CERTAIN U.S.  FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

        [To be provided as applicable.]

                        STATE INCOME TAX CONSIDERATIONS

        In addition to the federal income tax matters described under "Federal Income Tax Considerations" above, prospective investors should consider the state income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                             ERISA CONSIDERATIONS

        [Except as described below, the Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA, See "ERISA Considerations" in the Prospectus.

        The Notes may not be purchased with the assets of a Plan if the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates (a) has investment or administrative discretion with respect to the Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to the Plan assets, for a fee and pursuant to an agreement or understanding that such advice (1) will serve as a primary basis for investment decisions with respect to such Plan assets and
(2) will be based on the particular investment needs for the Plan; or (c) is an employer maintaining or contributing to the Plan.]

                        LEGAL INVESTMENT CONSIDERATIONS

        [The Notes will [not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may [not] be legally authorized to invest in the Notes.]

        Institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by the regulatory authorities, on the investment by those institutions in certain mortgage related securities. In addition, several states have adopted or may adopt regulations that prohibit certain state-chartered institutions from purchasing or holding similar types of securities.

        Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Notes may be purchased by them.

        See "Legal Investment Considerations" in the Prospectus.

                                USE OF PROCEEDS

        The net proceeds from the sale of the Notes will be applied by the Depositor, or an affiliate thereof, toward the purchase of the Mortgage Loans.

                                 UNDERWRITING

        [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") between the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter, the Seller and the Underwriter has agreed to purchase from the Depositor, all of the Notes.

        The Underwriter has advised the Depositor that the Underwriter intends to initially offer the Notes to the public at the price specified on the front cover of this Prospectus Supplement. After the initial public offering of the Notes, the public offering price may be changed. The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

        Until the distribution of the Notes is completed, the rules of the SEC may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Notes. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Notes. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Notes.

        If the Underwriter creates a short position in the Notes in connection with the offering, that is, if they sell more Notes than the amount specified on the cover page of this Prospectus Supplement, the Underwriter may reduce that short position by purchasing Notes in the open market.

        In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of those purchases.

        Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in these transactions or that these transactions, once begun, will not be discontinued without notice.]

        Expenses incurred by the Depositor in connection with this offering are expected to be approximately $[ ].

        The Underwriter expects to make a secondary market in the Notes, but has no obligation to do so. There can be no assurance that any such secondary market will develop, or, if it does develop, that it will continue.

        [ ______________________ ] has entered into an agreement with the Depositor to purchase the Residual Certificate simultaneously with the purchase of the Notes.

                                    EXPERTS

        [To be provided as applicable].

                                 LEGAL MATTERS

        Certain legal matters with respect to the Notes will be passed upon for the Depositor by Brown & Wood LLP, Washington, D.C. Certain legal matters will be passed upon for the Underwriter by [ ____________________________ ].

                                    RATINGS

        It is a condition to the issuance of the Notes that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency]. [Rating Agency] and [Rating Agency] are referred to herein as the "Rating Agencies."

        A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Notes of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Notes. The ratings on the Notes do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Notes might suffer a lower than anticipated yield due to prepayments.

        The security ratings assigned to the Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

        The Depositor has not requested a rating of the Notes by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Notes or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Notes could be lower than the ratings assigned by the Rating Agencies.



                           GLOSSARY OF DEFINED TERMS

        [To be provided.]



                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

        Except in certain limited circumstances, the globally offered Finance America Securities, LLC [ ________________ ] Asset Backed Notes (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

        Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

        Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

        Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear and as DTC Participants.

        Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

        All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

        Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

        Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

        Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

        TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

        TRADING BETWEEN CLEARSTREAM AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

        TRADING BETWEEN DTC SELLER AND CLEARSTREAM OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

        Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

        As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

        Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

        TRADING BETWEEN CLEARSTREAM OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

        Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

        o borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

        o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

        o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

        A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

        EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of the change.

        EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

        EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

        EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

        U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

        The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                     $[ ]
                                 (APPROXIMATE)

                        FINANCE AMERICA SECURITIES, LLC

                              [    ] TRUST [    ]
                              ASSET BACKED NOTES

                              [                 ]
                                  ORIGINATOR

                              [                 ]
                                   SERVICER

                           -------------------------
                             PROSPECTUS SUPPLEMENT
                           -------------------------






                               [UNDERWRITER(S)]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the securities and exchange commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prIor to registration or qualification under the securities laws of any such state.


               Subject to completion, dated February [[ ]], 2000

Prospectus

                        FINANCE AMERICA SECURITIES, LLC
                           Asset-Backed Certificates
                              Asset-Backed Notes
                             (Issuable in series)

Finance America Securities, LLC, as the depositor, may offer from time to time under this prospectus and the related prospectus supplement asset-backed notes and asset-backed certificates which may be sold from time to time in one or more series. Each series of securities will be issued in one or more classes.

The prospectus supplement will set forth the specific assets of the trust and the seller or sellers from whom the depositor acquired the assets. The assets may include:

     (a) one or more pools of:

          o mortgage loans, which may include closed-end and/or revolving home equity loans or certain balances thereof or participation interests therein and loans of which the proceeds have been applied to the purchase or refinance of the related mortgaged property, secured by mortgages on predominantly residential use properties, including home equity loans with loan-to-value ratios in excess of the appraised value of the mortgaged property,

          o manufactured housing installment sales contracts and installment loan agreements or participation interests therein secured by either security interests in the manufactured homes or by mortgages on real estate on which the related manufactured homes are located,

          o home improvement installment sales contracts and installment loan agreements or participation interests therein which may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the related home improvements,

          o   private securities, and

          o   agency securities,

      (b) all monies due under the above assets, which may be net of certain amounts payable to the servicer, and

      (c) funds or accounts established for the trust or one or more forms of enhancement.

The prospectus supplement will state if the trust will make a REMIC election for federal income tax purposes.

For a discussion of certain risks associated with an investment in the securities, see Risk Factors on page 2.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

              The date of this Prospectus is February [[ ]], 2000

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Risk Factors...............................................................1

   Limited Liquidity May Result in Delays
     in Liquidations or Lower Returns.......................................1
   Payments on Securities Are Limited to
     the Assets of Trust....................................................1
   Enhancement May Be Insufficient to
     Cover Losses...........................................................1
   Timing and Rate of Prepayments May
     Result in Lower Yield..................................................2
   Junior Liens May Result in Increased
     Losses in Foreclosure Proceedings......................................2
   Decrease in Value of Mortgaged Property
     May Result in Losses...................................................3
   Costs for Cleaning Environmentally
     Contaminated Property May Result in
     Losses.................................................................3
   State and Federal Laws May Limit
     Ability to Collect on Loans............................................3
   Ratings of the Securities Do Not Assure Payment..........................4
   Liquidation Value of Trust Assets May
     Be Insufficient to Satisfy All Claims
     Against Trust..........................................................4
Description of the Securities...............................................4

   General..................................................................4
   Payments of Principal....................................................6
   Final Scheduled Distribution Date........................................6
   Special Redemption.......................................................6
   Optional Redemption, Purchase of Trust Assets or Securities,
     Termination of Trust...................................................7
   Weighted Average Life of the
      Securities............................................................7
   Book-Entry Registration and Definitive Securities........................8
The Trusts.................................................................13

   General.................................................................13
   The Loans...............................................................14
   Private Securities......................................................19
   Agency Securities.......................................................21
   FHA Loans and VA Loans..................................................24
   Collection and Distribution Accounts....................................25

Enhancement................................................................26

   Subordinate Securities..................................................26
   Cross-Support Provisions................................................27
   Financial Guaranty Insurance Policy or Surety Bond......................27
   Insurance...............................................................27
   Reserve Funds...........................................................28
   Minimum Principal Payment
      Agreement............................................................29
   Derivative Products.....................................................29
   Other Insurance, Surety Bonds,
      Guarantees, Letters of Credit and
      Similar Instruments or Agreements....................................29
Servicing of Loans.........................................................30

   General.................................................................30
   Collection Procedures; Escrow
      Accounts.............................................................30
   Deposits to and Withdrawals From the Collection Account.................31
   Advances and Limitations................................................33
   Maintenance of Insurance Policies and Other Servicing Procedures........33
   Realization Upon Defaulted Loans........................................35
   Enforcement of Due-On-Sale Clauses......................................36
   Servicing Compensation and Payment
      of Expenses..........................................................36
   Evidence as to Compliance...............................................37
   Termination and Liability of a
      Servicer.............................................................37
The Agreements.............................................................39

   Assignment of Trust Assets..............................................39
   Pre-Funding Account.....................................................42
   Reports to Securityholders..............................................43
   Events of Default; Rights Upon Event
      of Default...........................................................44
   The Trustee.............................................................46
   Duties of the Trustee...................................................47
   Resignation of Trustee..................................................47
   Amendment of Agreement..................................................48
   Voting Rights...........................................................48
   REMIC Administrator.....................................................48
   Termination.............................................................49

Legal Aspects of the Loans.................................................50

   Mortgages...............................................................50
   Foreclosure on Mortgages................................................51
   Environmental Risks.....................................................53
   Rights of Redemption....................................................54
   Junior Mortgages; Rights of Senior Mortgages............................54
   Anti-Deficiency Legislation and the Bankruptcy Code.....................56
   Due-On-Sale Clauses In Mortgage
      Loans................................................................57
   Enforceability of Prepayment and Late Payment Fees......................58
   Equitable Limitations on Remedies.......................................58
   Applicability of Usury Laws.............................................59
   Applicability of Lending Laws...........................................59
   Cooperative Loans.......................................................59
   Foreclosure on Cooperative Loans........................................61
   Manufactured Housing and Home Improvement Contracts.....................62
   Installment Contracts...................................................64
   Soldiers' and Sailors' Civil Relief Act of 1940.........................65
   Consumer Protection Laws................................................66
The Depositor..............................................................66

   General.................................................................66
Use of Proceeds............................................................67

Federal Income Tax Considerations..........................................67

   General.................................................................67
   Taxation of Debt Securities.............................................68
   Taxation of the REMIC and its
      Holders..............................................................74

   REMIC Expenses; Single Class
      REMICs...............................................................75
   Taxation of the REMIC...................................................76
   Taxation of Holders of Residual Interest Securities.....................78
   Administrative Matters..................................................81
   Tax Status as a Grantor Trust...........................................81
   Sale or Exchange........................................................85
   Miscellaneous Tax Aspects...............................................85
   Tax Treatment of Foreign Investors......................................86
   Tax Characterization of the Trust as a Partnership......................87
   Tax Consequences to Holders of the Notes................................88
   Tax Consequences to Holders of the Certificates.........................90
   FASIT Securities........................................................96
   Tax Treatment of FASIT Regular Securities...............................99
   Tax Treatment of FASIT Ownership Securities............................100
   Foreign Securityholders................................................101
State Tax Considerations..................................................101

ERISA Considerations......................................................102

Legal Investment Considerations...........................................107

Ratings...................................................................107

Plan of Distribution......................................................108

Legal Matters.............................................................108

Available Information.....................................................108

Incorporation of Documents by
    Reference.............................................................109

Index of Defined Terms....................................................110

                                 Risk Factors

     You should carefully consider the following risk factors prior to any purchase of the securities.

Limited Liquidity May Result in Delays in Liquidations or Lower Returns

     There will be no market for the securities of any series prior to their issuance, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with liquidity of investment or that any market will continue for the life of the securities. One or more underwriters, as specified in the prospectus supplement, may expect to make a secondary market in the securities, but they have no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities or the price you receive may be less than you would receive for a comparable liquid security.

Payments on Securities Are Limited to the Assets of Trust

     The depositor does not have, nor is it expected to have, any significant assets. The securities will be payable solely from the assets of the trust, including if applicable, any amounts available pursuant to any enhancement. There will be no recourse to the depositor or, except as provided in the prospectus supplement, any other person for any default on the notes or any failure to receive distributions on the certificates. If payments from the assets of the trust become insufficient to make payments on the securities, no other assets would be available for payment of the deficiency and you could experience a loss.

     In addition, as specified in the prospectus supplement, at certain times, trust assets and any funds remaining in the collection account or distribution account immediately after making all payments due on the securities and other required payments, may be released or remitted to the depositor, the servicer, the provider of any enhancement or any other entitled person and will not be available for making payments to securityholders.

     We refer you to "The Agreements - Assignment of Trust Assets."

Enhancement May Be Insufficient to Cover Losses

     Although enhancement is intended to reduce the risk that delinquent payments or losses will affect your investment, the amount of the enhancement, if any, will be limited, as set forth in the prospectus supplement. The available enhancement may decline or be depleted before the securities are paid in full, and as a result, you may suffer losses. For example, enhancement may be insufficient in cases of greater than anticipated losses or where the enhancement provider is unable to meet its obligations.

     We refer you to "Enhancement."

Timing and Rate of Prepayments May Result in Lower Yield

     The yield to maturity experienced by a holder of securities may be affected by the rate and timing of payment of principal of the trust assets. An investor who purchases a security at a discount may realize a lower yield if prepayments are less than anticipated; alternatively, an investor who purchases a security at a premium may realize a lower yield if prepayments are greater than anticipated. The rate and timing of principal payments of the securities of a series will be affected by a number of factors, including the following:

     o the extent of prepayments of the loans and the underlying loans relating to the private securities and the agency securities, which prepayments may be influenced by a variety of factors,

     o delinquencies which may lead to liquidation of mortgaged properties, resulting in early payment of principal,

     o the manner of allocating principal payments among the classes of securities as specified in the prospectus supplement, and

     o the exercise by the entitled party of any right of optional termination. Prepayments may also result from repurchases of these assets due to material breaches of the seller's or depositor's representations and warranties.

     We refer you to "Description of the Securities--Weighted Average Life of Securities."

     Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield at par to holders will be less than the indicated coupon rate.

     We refer you to "Description of the Securities--Payments of Interest."

Junior Liens May Result in Increased Losses in Foreclosure Proceedings

     The mortgages may be junior liens subordinate to the rights of the mortgagee under the senior mortgage or mortgages on the same mortgaged property. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of the junior mortgage only to the extent that the claims of senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default. The trust will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees. Furthermore, the servicer of the mortgage loan may determine that the satisfaction of the senior mortgage would not result in enhanced collections to the trust on such mortgage.

Decrease in Value of Mortgaged Property May Result in Losses

     There are several factors that could adversely affect the value of properties such that the outstanding balance of the related loan, together with any senior financing on the properties if the loan is a junior interest, would equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or the occurrence of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. If the loan is secured by a junior lien, any decline in value could extinguish the value of a junior interest in property before having any effect on the related senior interest. If a decline is significant, it may also affect senior interests in the property. If a decline occurs, the rates of delinquencies, foreclosure and losses on the loans may increase, resulting in losses in the securities.

Costs for Cleaning Environmentally Contaminated Property May Result in Losses

     Under certain state and federal laws, an environmentally contaminated property may give rise to a lien on the property to assure the costs of cleanup. In addition these laws may impute liability for clean-up costs to the lender if the lender was involved in the operations of the borrower, even if the environmental damage was caused by a prior owner. Any lien or costs attached to a contaminated property could result in a loss to securityholders.

     We refer you to "Certain Legal Aspects of the Loans--Environmental Risks" in this prospectus for more detail.

State and Federal Laws May Limit Ability to Collect on Loans

     Applicable federal and state laws regulate interest rates and other charges and require certain disclosures. In addition, other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans. Depending on the provisions of the applicable law and the specific facts involved, violations may limit the ability to collect all or part of the principal of or interest on the mortgage loans. In some cases, the borrower may be entitled to a refund of amounts previously paid and, could subject the trust to damages and administrative enforcement.

     Home improvement contracts are also subject to federal and state laws which protect a homeowner from defective craftsmanship or incomplete work by a contractor. These laws may permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. These laws also may have the effect of subjecting the trust to all claims and defenses which the borrower had against the seller.

     We refer you to "Certain Legal Aspects of the Loans" in this prospectus for more detail.

Ratings of the Securities Do Not Assure Payment

     It will be a condition to the issuance of the securities offered hereby that they be rated in one of the four highest rating categories by each rating agency identified in the prospectus supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the securities, and such ratings may be lowered or withdrawn.

     We refer you to "Rating" in this prospectus for more detail.

Liquidation Value of Trust Assets May Be Insufficient to Satisfy All Claims Against Trust

     There is no assurance that the market value of the trust assets at any time will be adequate to repay the full amount due on the securities. In addition, under any situation in which the trust assets are required to be sold, the proceeds will be paid to cover administrative costs before being paid to you. The net proceeds may be insufficient to pay the principal and interest on the securities.



                         Description of the Securities

General

     The securities will be issued in series. The notes will be issued pursuant to an indenture between the trust and the trustee identified in the prospectus supplement. In addition, a sale and servicing agreement among the depositor, one or more sellers specified in the prospectus supplement, one or more servicers specified in the prospectus supplement if the series relates to loans, and the trustee will be entered into in connection with the issuance of notes. A form of indenture and a form of sale and servicing agreement have been filed as exhibits to the registration statement of which this prospectus forms a part. The certificates will be issued pursuant to either a pooling and servicing agreement or a trust agreement among the depositor, one or more sellers specified in the prospectus supplement, one or more servicers specified in the prospectus supplement if the series relates to loans, and the trustee. A form of pooling and servicing agreement and trust agreement have been filed as exhibits to the registration statement of which this prospectus forms a part. A series may consist of both notes and certificates. The term "Agreement" is used in this prospectus to refer to, with respect to a series of certificates, the pooling and servicing agreement or trust agreement, and with respect to a series of notes, collectively, the indenture and the sale and servicing agreement, as the context requires.

     The following summaries describe material provisions in the Agreements common to each series of securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the prospectus supplement relating to each series of securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions are incorporated herein by reference as part of such summaries.

     Each series of securities will consist of one or more classes of securities, one or more of which may be:

     o compound interest securities,

     o fixed interest securities,

     o variable interest securities,

     o planned amortization class securities,

     o zero coupon securities,

     o principal only securities,

     o interest only securities, or

     o participating securities.

A series may also include one or more classes of subordinate securities. The securities of each series will be issued only in fully registered certificated form, without coupons, in the authorized denominations for each class specified in the prospectus supplement ("Definitive Securities"). Upon satisfaction of the conditions, if any, applicable to a class of a series, as described in the prospectus supplement, the transfer of the securities may be registered and the securities may be exchanged at the office of the trustee without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. If specified in the prospectus supplement, one or more classes of a series may be issued in book-entry form only ("Book-Entry Securities"). See "-- Book-Entry Registration and Definitive Securities".
         As specified in the prospectus supplement, payments of principal of and interest on a series of securities will be made on the distribution dates specified in the prospectus supplement by check mailed to registered securityholders at their registered addresses. Payments may be made by wire transfer, which may be at the expense of the requesting securityholder, as described in the prospectus supplement. The final payments of principal in retirement of each security will be made only upon presentation and surrender of such security at the office of the trustee specified in the prospectus supplement. Notice of the final payment on a security will be mailed to the holder of such security before the distribution date on which the final principal payment on any security is expected to be made to the holder of such security.

     Payments of principal of and interest on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as specified in the prospectus supplement. Typically, all payments with respect to the trust assets for a series, together with reinvestment income thereon, amounts withdrawn from any reserve fund, and amounts available pursuant to any other enhancement specified in the prospectus supplement will be deposited directly into a separate collection account established by the trustee or the servicer. The amount deposited to the collection account, if and as provided in the prospectus supplement, may be net of certain amounts payable to the servicer and any other person specified in the prospectus supplement. Amounts on deposit in the collection account will be deposited into the distribution account and will be available to make payments on securities of a series on the next distribution date. See "The Trusts--Collection and Distribution Accounts."

Payments of Principal

     On each distribution date, principal payments will be made to those securityholders entitled to principal, to the extent set forth in the prospectus supplement. The principal payments will be made in an aggregate amount determined as specified in the prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority set forth in the prospectus supplement.

     Interest only securities are not entitled to principal. Interest only securities may be assigned a notional amount, but such value will be used primarily for the calculation of interest payments and will not represent the right to receive any distributions allocable to principal.

Final Scheduled Distribution Date

     The final scheduled distribution date with respect to each class of notes is the date on which the principal of the class of notes will be fully paid. With respect to each class of certificates, the final scheduled distribution date will be the date on which the entire aggregate principal balance of the class of certificates is expected to be reduced to zero. These calculations will be based on the assumptions described in the prospectus supplement. The final scheduled distribution date for each class of securities will be specified in the prospectus supplement.

     The actual final distribution date of the securities of a series will depend primarily upon the rate of principal payment of the loans and the underlying loans relating to the private securities and the agency securities, as applicable, in the trust. Since payments on the trust assets, including prepayments, will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date. Furthermore, with respect to the certificates, as a result of delinquencies, defaults and liquidations of the trust assets in the trust, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience with respect to the trust assets. See "Weighted Average Life of the Securities".

Special Redemption

     If specified in the prospectus supplement, under certain circumstances, one or more classes of securities may be subject to special redemption, in whole or in part, if a determination is made that the amount of interest that will accrue on the trust assets will be less than the amount of interest that will accrue on the securities. In such event, the trustee will redeem a principal amount of securities to cause the available interest amount to equal the amount of interest that will accrue on the securities after such redemption.

Optional Redemption, Purchase of Trust Assets or Securities, Termination of
Trust

     The depositor or other party specified in the prospectus supplement may, at its option, redeem, in whole or in part, one or more classes of notes or purchase one or more classes of certificates of any series, on any distribution date under the circumstances, if any, specified in the prospectus supplement. Alternatively, if specified in the prospectus supplement, the depositor, or another party specified in the prospectus supplement may, at its option, cause an early termination of a trust by repurchasing all of the trust assets from the trust. Notice of such redemption, purchase or termination must be given to securityholders by the depositor or the trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the prospectus supplement. If specified in the prospectus supplement, in the event that a REMIC election has been made, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.

     In addition, the prospectus supplement may provide other circumstances under which securityholders could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the trust assets.

Weighted Average Life of the Securities

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. In general, the weighted average life of a security will be influenced by the rate at which the amount financed under the loans or underlying loans, as applicable, included in the trust is paid, which may be in the form of scheduled amortization or prepayments.

     Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement.

     There is, however, no assurance that prepayment of the loans or underlying loans, as applicable, included in the trust will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

     The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans or underlying loans, as applicable, for a series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the loans or underlying loans, as applicable, for a series may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans or underlying loans, as applicable. If any loans or underlying loans, as applicable, for a series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments.

Book-Entry Registration and Definitive Securities

     General.

     If provided for in the prospectus supplement, one or more classes of the securities of any series will be issued as Book-Entry Securities, and each of these classes will be represented by one or more single securities registered in the name of a nominee for the depository, The Depository Trust Company ("DTC") and, if provided in the prospectus supplement, additionally through Clearstream Banking, societe anonyme (formerly Cedelbank) ("Clearstream") or the Euroclear System ("Euroclear"). Each class of Book-Entry Securities will be issued in one or more certificates or notes, as the case may be, that equal the initial principal amount of the related class of the securities and will initially be registered in the name of Cede & Co.

     No person acquiring an interest in a Book-Entry Security (each, a "Beneficial Owner") will be entitled to receive a Definitive Security, except as set forth below under "--Definitive Securities." Unless and until Definitive Securities are issued for the Book-Entry Securities under the limited circumstances described in the applicable prospectus supplement or this prospectus, all references to actions by securityholders with respect to the Book-Entry Securities will refer to actions taken by DTC, Clearstream or Euroclear upon instructions from their Participants (as defined below), and all references herein to distributions, notices, reports and statements to securityholders with respect to the Book-Entry Securities will refer to distributions, notices, reports and statements to DTC, Clearstream or Euroclear, as applicable, for distribution to Beneficial Owners by DTC in accordance with the procedures of DTC and if applicable, Clearstream and Euroclear.

     Beneficial Owners will hold their Book-Entry Securities through DTC in the United States, or, if the securities are offered for sale globally, through Clearstream or Euroclear in Europe if they are participating organizations ("Participants") of those systems. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include some other organizations. Indirect access to the DTC, Clearstream and Euroclear systems also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     DTC

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). DTC was created to hold securities for its Participants, some of which (and/or their representatives) own DTC, and facilitate the clearance and settlement of securities transactions between its Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities. In accordance with its normal procedures, DTC is expected to record the positions held by each of its Participants in the Book-Entry Securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Securities will be subject to the rules, regulations and procedures governing DTC and its Participants as in effect from time to time.

     Clearstream

     Clearstream holds securities for its Participants and facilitates the clearance and settlement of securities transactions between its Participants through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of securities. Transactions may be settled by Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally-traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream is registered as a bank in Luxembourg and is subject to regulation by the Commission de Surveillance du Secteur Financier. Clearstream Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant of Clearstream, either directly or indirectly.

     Euroclear

     Euroclear was created in 1968 to hold securities for its Participants and to clear and settle transactions between its Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative Corporation"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative Corporation. The Cooperative Corporation establishes policy for Euroclear on behalf of its Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Participant of Euroclear, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System, and is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of its Participants, and has no record of or relationship with persons holding through Participants of Euroclear.

     Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries names on the books of DTC. Citibank will act as depositary for Clearstream and The Chase Manhattan Bank will act as depositary for Euroclear (individually the "Relevant Depositary" and collectively, the "European Depositaries").

     Beneficial Ownership of Book-Entry Securities

     Except as described below, no Beneficial Owner will be entitled to receive a physical certificate or note. Unless and until Definitive Securities are issued, it is anticipated that the only "securityholder" of the securities will be Cede & Co., as nominee of DTC. Beneficial Owners will not be "certificateholders" or "noteholders" as that term is used in any Agreement. Beneficial Owners are only permitted to exercise their rights indirectly through Participants, DTC, Clearstream or Euroclear, as applicable.

     The Beneficial Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for that purpose. In turn, the Financial Intermediary's ownership of a Book-Entry Security will be recorded on the records of DTC (or of a Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a Participant of DTC and on the records of Clearstream or Euroclear, as appropriate).

     Beneficial Owners will receive all distributions of principal of, and interest on, the securities from the trustee through DTC and its Participants. While the securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions of principal of, and interest on, the securities. Participants and Indirect Participants with whom Beneficial Owners have accounts with respect to the securities are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates or notes, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

     Beneficial Owners will not receive or be entitled to receive physical certificates or notes representing their respective interests in the securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Beneficial Owners who are not Participants may transfer ownership of securities only through Participants and Indirect Participants by instructing the Participants and Indirect Participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of the securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfer of ownership of Book-Entry Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     Because of time zone differences, any credits of securities received in Clearstream or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in securities settled during this processing will be reported to the relevant Participants of Clearstream or Euroclear on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Participant of Clearstream or Euroclear to a Participant of DTC will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the securities, see "Federal Income Tax Considerations -- Tax Treatment of Foreign Investors" herein and, if the Book-Entry Securities are globally offered and the prospectus supplement so provides, see "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to the prospectus supplement.

     Transfers between Participants of DTC will occur in accordance with DTC Rules. Transfers between Participants of Clearstream or Euroclear will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Participants of Clearstream or Euroclear, on the other, will be effected in DTC in accordance with the DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Participants of Clearstream or Euroclear may not deliver instructions directly to the European Depositaries.

     Distributions on the Book-Entry Securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of each distribution to the accounts of the applicable Participants of DTC in accordance with DTC's normal procedures. Each Participant of DTC will be responsible for disbursing the distribution to the Beneficial Owners of the Book-Entry Securities that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Securities that it represents.

     Under a book-entry format, Beneficial Owners of the Book-Entry Securities may experience some delay in their receipt of payments, because the distributions will be forwarded by the Trustee to Cede & Co. Any distributions on Securities held through Clearstream or Euroclear will be credited to the cash accounts of Participants of Clearstream or Euroclear in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Considerations -- Tax Treatment of Foreign Investors" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Securities to persons or entities that do not participate in the depository system, or otherwise take actions in respect of Book-Entry Securities, may be limited due to the lack of physical securities for the Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of the securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical securities.

     Monthly and annual reports will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of Beneficial Owners are credited.

     Generally, DTC will advise the applicable trustee that unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that actions are taken on behalf of Financial Intermediaries whose holdings include the Book-Entry Securities. If the Book-Entry Securities are globally offered, Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement, on behalf of a Participant of Clearstream or Euroclear only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect those actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some securities that conflict with actions taken with respect to other securities.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Securities among Participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform these procedures and the procedures may be discontinued at any time.

     None of the depositor, any servicer, the trustee, any securities registrar or paying agent or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

     Definitive Securities

     Securities initially issued in book-entry form will be issued as Definitive Securities to Beneficial Owners or their nominees, rather than to DTC or its nominee only (1) if the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository for the securities and the depositor is unable to locate a qualified successor, (2) if the depositor, at its option, elects to end the book-entry system through DTC or (3) in accordance with any other provisions described in the prospectus supplement.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Beneficial Owners. Upon surrender by DTC of the security or securities representing the Book-Entry Securities, together with instructions for registration, the trustee will issue (or cause to be issued) to the Beneficial Owners identified in those instructions the Definitive Securities to which they are entitled, and thereafter the trustee will recognize the holders of those Definitive Securities as securityholders under the Agreement.



                                  The Trusts

General

     The notes will be secured by the pledge of the assets of the trust, and the certificates will represent interests in the trust assets, or in a group of assets specified in the prospectus supplement. The trust of each series will include assets purchased from the depositor composed of:

     o the loans, o enhancements,

     o properties that secured a loan but which are acquired by foreclosure or deed in lieu of foreclosure or repossession, and

     o the amount, if any, initially deposited in the collection account or distribution account for a series as specified in the prospectus supplement.

     The securities will be non-recourse obligations of the trust. Typically, the assets of the trust will serve as collateral for only one series of securities. Noteholders may only proceed against such collateral in the case of a default and may not proceed against any assets of the depositor, any of its affiliates or the assets of the trust not pledged to secure such notes.

     The trust assets for a series will be sold by the seller or sellers to the depositor and by the depositor to the trust. Private securities will be purchased by the depositor in secondary market transactions, not from the issuer of the securities or an affiliate of the issuer. Agency securities will be purchased either in the secondary market or otherwise. Loans may be purchased by the depositor in privately negotiated transactions, which may include transactions with affiliates of the depositor. The trust assets will be transferred by the depositor to the trust. Loans relating to a series will be serviced by the servicer or servicers specified in the prospectus supplement, which may be an affiliate of the depositor, pursuant to a pooling and servicing agreement or a sale and servicing agreement.

     A trust relating to a series of securities may be a business trust formed pursuant to a trust agreement between the depositor and the trustee, as described in the prospectus supplement. The trust assets may consist of any combination of loans, private securities and agency securities, as specified in the prospectus supplement.

     With respect to each trust, prior to the initial offering of the related series of securities, the trust will have no assets or liabilities. No trust is expected to engage in any activities other than acquiring, managing and holding the trust assets and other assets contemplated herein and in the prospectus supplement and the related proceeds, issuing securities and making payments and distributions thereon and certain related activities. No trust is expected to have any source of capital other than its assets and any related enhancement.

The Loans

     The term "loans" as used in this prospectus includes mortgage loans, which may be closed-end or revolving credit line home equity loans, manufactured housing installment sales contracts and installment loan agreements, and home improvement contracts, as well as participation interests in loans.

     Mortgage Loans.

     The properties which secure repayment of the mortgage loans are referred to as the "mortgaged properties". The trust assets for a series may consist, in whole or in part, of mortgage loans or participation interests therein, which may include closed-end and revolving home equity loans or certain balances thereof and loans of which the proceeds have been applied to the purchase of the related mortgaged property secured by mortgages on predominantly residential use properties which may be subordinated to other mortgages on the same mortgaged property, including home equity loans with loan-to-value ratios in excess of the appraised value of the mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section or in the prospectus supplement. If provided in the prospectus supplement, the mortgage loans may include loans insured by the Federal Housing Administration ("FHA") or partially guaranteed by the Veteran's Administration ("VA"). See "--FHA Loans and VA Loans".

     As more fully described in the prospectus supplement, interest on each revolving credit line loan, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of such loan. From time to time principal amounts on the revolving credit line loans may be drawn down up to a maximum amount as set forth in the prospectus supplement or repaid. If specified in the prospectus supplement, new draws by borrowers under the revolving credit line loans will automatically become part of the trust. As a result, the aggregate balance of the revolving credit line loans will fluctuate from day to day as new draws by borrowers are added to the trust and principal payments are applied to such balances and the amounts of such draws and payments will usually differ each day, as more specifically described in the prospectus supplement.

     Typically, the full principal amount of a closed-end loan is advanced at origination of the loan and is repayable in equal or substantially equal installments of an amount sufficient to fully amortize such loan at its stated maturity. As more fully described in the prospectus supplement, interest on each mortgage loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the interest rate thereon and further multiplied by a fraction described in the prospectus supplement. The original terms to stated maturity of the loans usually will not exceed 360 months. Under certain circumstances, under either a revolving credit line loan or a closed-end loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

     The mortgaged properties will include predominantly residential use property. The mortgaged properties may consist of:

     o detached individual dwellings,

     o individual condominiums,

     o townhouses,

     o duplexes, triplexes, or quadriplexes,

     o row houses,

     o cooperative dwellings,

     o individual units in planned unit developments, and

     o other attached dwelling units.

As specified in the prospectus supplement, each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower. Attached dwellings may include structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

     The mortgaged properties may also include properties that are used for predominantly residential dwelling but may also have an unrelated business use. Included in this category are properties containing five or more residential units with or without accompanying commercial space. These mixed-use properties may be owner occupied or investment properties and the loan purpose may be a refinancing or a purchase.

     Typically, mortgages on cooperative dwellings consist of a lien on the shares issued by such cooperative dwelling and the proprietary lease or occupancy agreement relating to such cooperative dwelling and not a lien on the underlying land or improvement.

     The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The basis for a representation that a given percentage of the loans are secured by single family property that is owner-occupied usually is either:

     o the making of a representation by the mortgagor at origination of the loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or

     o a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the related servicer's records.

To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

     The initial combined loan-to-value ratio of a loan is computed in the manner described in the prospectus supplement and may take into account the amounts of any related senior mortgage loans.

     The loans may include home equity loans with combined loan-to-value ratios in excess of 100%, generally up to a maximum of 135%. For these high loan-to-value loans, more emphasis in the underwriting analysis is placed on the borrower's payment history and ability to repay debt, rather than on the collateral value of the mortgaged property. High loan-to-value loans are generally targeted as debt consolidation loans for repeat or frequent borrowers with generally strong credit ratings. Lending decisions for high loan-to-value loans are based on an analysis of the prospective mortgagor's documented cash flow and credit history supplemented by a collateral evaluation deemed appropriate by the originator.

     Manufactured Housing Contracts.

     The trust assets may consist, in whole or in part, of manufactured housing contracts or participation interests therein. As specified in the prospectus supplement, the manufactured housing contracts will be secured by either manufactured homes or by mortgages on the real estate on which the manufactured homes are located. The manufactured housing contracts will be conventional contracts or contracts insured by the FHA or partially guaranteed by the VA. See "--FHA Loans and VA Loans". The manufactured housing contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates or may provide for other payment characteristics as described below and to the extent and in the manner specified in the prospectus supplement.

     The manufactured homes securing the manufactured housing contracts will consist of manufactured homes within the meaning of 42 United States Code,
Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter."

     Manufactured homes, unlike mortgaged properties, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the related contract.

     Home Improvement Contracts.

     The trust assets for a series may consist, in whole or part, of home improvement installment sales contracts and installment loan agreements originated by a home improvement contractor in the ordinary course of business or participation interests therein. As specified in the prospectus supplement, the home improvement contracts will either be unsecured or secured by the mortgages primarily on single family properties which are usually subordinate to other mortgages on the same mortgaged property or by purchase money security interests in home improvements and may be insured by the FHA or partially guaranteed by the VA. See "--FHA Loans and VA Loans". The home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates or may provide for other payment characteristics as described in this section and in the prospectus supplement.

     The home improvements securing the home improvement contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

     If applicable, the initial loan-to-value ratio of a home improvement contract is computed in the manner described in the prospectus supplement.

     Additional Information.

     The selection criteria which shall apply with respect to the loans, including, but not limited to, the loan-to-value ratios or combined loan-to-value ratios, as applicable, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

     Some loans may be delinquent or non-performing as specified in the prospectus supplement. Loans may be originated by or acquired from an affiliate of the depositor. To the extent provided in the prospectus supplement, additional loans may be periodically added to the trust, or may be removed from time to time if certain asset value tests are met, as described in the prospectus supplement.

     The loans for a series may include loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the prospectus supplement. As further described in the prospectus supplement, the loans for a series may include loans that do not have a specified stated maturity.

     The prospectus supplement for each series will provide information with respect to the loans that are trust assets as of a specified date, including, among other things, and to the extent relevant:

     (a) the aggregate unpaid principal balance of the loans or the aggregate unpaid principal balance included in the trust for the related series;

     (b) the range and weighted average interest rate on the loans, and, in the case of adjustable rate loans, the range and weighted average of the current interest rates, margins and the lifetime rate caps, if any;

     (c)  the range and average outstanding principal balance of the loans;

     (d) the weighted average original and remaining term-to-stated maturity of the loans and the range of original and remaining terms-to-stated maturity, if applicable;

     (e) the range and weighted average of combined loan-to-value ratios or loan-to-value ratios for the loans, as applicable;

     (f) the percentage, by principal balance as of a specified date, of loans that accrue interest at adjustable or fixed interest rates;

     (g) any special hazard insurance policy or bankruptcy bond or other enhancement relating to the loans;

     (h) the percentage, by principal balance as of a specified date, of loans that are secured by mortgaged properties, manufactured homes, home improvements or are unsecured;

     (i) the geographic distribution of any mortgaged properties securing the loans;

     (j) the percentage of loans, by principal balance as of a specified date, that are secured by single family properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

     (k)  the lien priority of the loans;

     (l) the credit limit utilization rate of any revolving credit line loans; and

     (m)  the delinquency status of the loans.

The prospectus supplement will also specify any other limitations on the types or characteristics of loans for a series.

     If information of the nature described above respecting the loans is not known to the depositor at the time the securities are initially offered, approximate or more general information of the nature described in the previous paragraph will be provided in the prospectus supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and to be filed with the Securities and Exchange Commission ("SEC") within 15 days after the initial issuance of such securities.

Private Securities

         General.

     Trust assets for a series may consist, in whole or in part, of private securities which include pass-through certificates representing beneficial interests in loans and collateralized obligations secured by loans. The private securities will have previously been:

     o offered and distributed to the public pursuant to an effective registration statement, or

     o purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale nor an affiliate at any time during the three preceding months; provided a period of two years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate.

     Although individual loans underlying the private securities may be insured or guaranteed by the United States or an agency or instrumentality of the United States, they need not be, and private securities themselves will not be so insured or guaranteed. The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. The underlying loans will be secured by mortgages on mortgaged properties.

     All purchases of private securities for a series by the seller or sellers will be made in secondary market transactions, not from the issuer of such private securities or any affiliate of the issuer. As a result, no such purchases of private securities offered and distributed to the public pursuant to an effective registration statement will be made by any seller or the depositor for at least ninety days after the initial issuance of such private securities.

     Private securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the underlying loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be under the supervision of the PS Servicer.

     The sponsor of the private securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. If so specified in the prospectus supplement, the PS Sponsor may be an affiliate of the depositor. As specified in the prospectus supplement, the obligations of the PS Sponsor will be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Typically, the PS Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the private securities issued under the PS Agreement. Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the PS Trustee or the PS Servicer. As specified in the prospectus supplement, payments on the private securities will be distributed directly to the trustee as the registered owner of such private securities. The PS Sponsor or the PS Servicer may have the right to repurchase the underlying loans after a certain date or under other circumstances specified in the prospectus supplement.

     Enhancement Relating to Private Securities.

     Enhancement in the form of reserve funds, subordination of other private securities issued under the PS Agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of enhancement may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of enhancement will be a function of certain characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the nationally recognized statistical rating organization that rated the private securities.

     Additional Information.

     The prospectus supplement for a series for which the trust assets includes private securities will specify the material terms of the private securities, which may include:

     (a) the aggregate approximate principal amount and type of the private securities to be included in the trust for such series;

     (b)  certain characteristics of the underlying loans including:

          o the payment features of the underlying loans, i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features,

          o the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity,

          o the servicing fee or range of servicing fees with respect to the underlying loans,

          o the minimum and maximum stated maturities of the underlying loans at origination,

          o the lien priority and credit utilization rates, if any, of the underlying loans, and

          o the delinquency status and year of origination of the underlying loans;

     (c) the maximum original term-to-stated maturity of the private securities;

     (d) the weighted average term-to-stated maturity of the private securities;

     (e) the pass-through or certificate rate or ranges for the private securities;

     (f) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such private securities;

     (g) certain characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit or guarantees relating to the underlying loan or to such private securities themselves;

     (h) the terms on which underlying loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private securities; and

     (i) the terms on which underlying loans may be substituted for those originally underlying the private securities.

     If information of the nature described above representing the private securities is not known to the depositor at the time the securities are initially offered, approximate or more general information of the nature described above will be provided in the prospectus supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and will be filed with the SEC within 15 days of the initial issuance of the securities.

Agency Securities

     Trust assets for a series may consist, in whole or in part, of agency securities which include securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Fannie Mae ("Fannie Mae").

     All of the agency securities will be registered in the name of the trustee or its nominee or, in the case of agency securities issued only in book-entry form, a financial intermediary that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each agency security will evidence an interest in a pool of eligible mortgage loans and in principal distributions and interest distributions thereon.

     The descriptions of Ginnie Mae, Freddie Mac and Fannie Mae certificates in the prospectus supplement, if any, are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. Ginnie Mae, Freddie Mac or Fannie Mae may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. The terms of the agency certificates to be included in a trust and of the underlying mortgage loans will be described in the prospectus supplement.

     Ginnie Mae.

     Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development ("HUD"). Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pools of loans guaranteed or insured by the FHA or the VA and by pools of other eligible mortgage loans.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection". To meet its obligations under its guarantees, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     Freddie Mac.

     Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional residential mortgage loans or participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities. Freddie Mac is confined to purchasing, so far as practicable, conventional mortgage loans and participation interests in conventional mortgage loans which it deems to be of such quality, type and class as to meet the purchase standards imposed by private institutional mortgage investors.

     Freddie Mac certificates are not guaranteed by the United States and do not constitute debts or obligations of the United States. The obligations of Freddie Mac under its guaranty are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy its obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Freddie Mac certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac certificate will be distributed so as to be received normally by the 15th day or other date designated by Freddie Mac of the second month following the month in which the purchaser became a registered holder of such Freddie Mac certificate. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to Freddie Mac certificates sold by Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders in accordance with such holders' instructions.

     Fannie Mae.

     Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, allowing lenders to make more loans. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing scheduled principal and interest at the applicable pass-through rate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. If Fannie Mae were unable to perform such obligations, distributions on Fannie Mae certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, delinquencies and defaults would affect monthly distributions to holders of Fannie Mae certificates. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States.

     Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985, other than Fannie Mae certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects, are available in book-entry form only. Distributions of principal and interest on each Fannie Mae certificate will be made by Fannie Mae on the 25th day of each month or other date designated by Fannie Mae to the persons in whose name the Fannie Mae certificate is entered in the books of the Federal Reserve Banks or other clearing corporation in which the certificates are held, or registered on the Fannie Mae certificate register in the case of fully registered Fannie Mae certificates, as of the close of business on the last day of the preceding month. With respect to Fannie Mae certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered Fannie Mae certificates, distributions thereon will be made by check.

     Stripped Securities.

     Agency securities may consist of one or more stripped securities, each as described in this prospectus and in the prospectus supplement. Each such agency security will represent an undivided interest in all or part of either only the principal distributions or only the interest distributions, or in some specified portion of the principal and interest distributions on certain Freddie Mac, Fannie Mae or Ginnie Mae certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae or Ginnie Mae, each as trustee, or by another trustee named in the prospectus supplement. The prospectus supplement will specify whether Freddie Mac, Fannie Mae or Ginnie Mae will guarantee each stripped agency security to the same extent as such entity guarantees the underlying securities backing such stripped agency security.

FHA Loans and VA Loans

     FHA loans will be insured by the FHA as authorized under the Housing Act, and the United States Housing Act of 1937, as amended. One- to four-family FHA loans will be insured under various FHA programs including the standard FHA 203-b programs to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. The FHA loans generally require a minimum down payment of approximately 5% of the original principal amount of the FHA loan. No FHA loan may have an interest rate or original principal balance exceeding the applicable FHA limits at the time of origination of that FHA loan.

     Mortgage loans and contracts that are FHA loans are insured by the FHA (as described in the prospectus supplement, up to an amount equal to 90% of the sum of the unpaid principal of the FHA loan, a portion of the unpaid interest and certain other liquidation costs) pursuant to Title I of the Housing Act.

     There are two primary FHA insurance programs that are available for multifamily loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insure multifamily loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for co-insurance of those loans made under Sections 221(d)(3) and (d)(4) by HUD/FHA and a HUD-approved co-insurer. Generally the term of this type of multifamily loan may be up to 40 years and the ratio of the loan amount to property replacement cost can be up to 90%.

     Section 223(f) of the Housing Act allows HUD to insure multifamily loans made for the purchase or refinancing of existing apartment projects that are at least three years old. Section 244 also provides for co-insurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, the greater of 15% of the value of the project and a dollar amount per apartment unit established from time to time by HUD. In general the loan term may not exceed 35 years and a loan-to-value ratio of no more than 85% is required for the purchase of a project and 70% for the refinancing of a project.

     VA loans will be partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended (the "Servicemen's Readjustment Act"). The Servicemen's Readjustment Act permits a veteran (or in some instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA insuring the payments on the mortgage financing for the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchasers and permits the guarantee of mortgage loans of up to 30 years' duration. The maximum guarantee that may be issued by the VA under this program will be set forth in the prospectus supplement.

Collection and Distribution Accounts

     A separate collection account will be established by the trustee or any servicer, in the name of the trustee, for each series of securities for receipt of the amount of cash, if any, specified in the prospectus supplement to be initially deposited by the depositor, all amounts received on or with respect to the trust assets and, usually, a portion of the income earned thereon. As specified in the prospectus supplement, the trustee shall be required to apply a portion of the amount in the collection amount, together with reinvestment earnings from Eligible Investments, to the payment of certain amounts payable to the related servicer under the related Agreement and any other person specified in the prospectus supplement, and to deposit a portion of the amount in the collection account into a distribution account to be established by the trustee for such series, each in the manner and at the times established in the prospectus supplement. Certain amounts available pursuant to any enhancement, as provided in the prospectus supplement, will also be deposited in the distribution account. All amounts deposited in the distribution account will be available, as specified in the prospectus supplement, for:

     o application to the payment of principal of and interest on such series of securities on the next distribution date,

     o the making of adequate provision for future payments on certain classes of securities, and

     o   any other purpose specified in the prospectus supplement.

     After applying the funds in the collection account as described above, any funds remaining in the collection account may be paid over to the related servicer, the depositor, any provider of enhancement with respect to such series or any other entitled person in the manner and at the times established in the prospectus supplement. The trustee will invest the funds in the collection and distribution accounts in Eligible Investments. In the case of funds in the collection account, the trustee will generally invest the funds no later than the day preceding the date the funds are due to be deposited in the distribution account or otherwise distributed and, in the case of funds in the distribution account, the trustee will generally invest the funds no later than the day preceding the next distribution date for the related series of securities. "Eligible Investments" include, as is acceptable to the rating agency, among other investments:

     o   obligations of the United States and certain government agencies,

     o   federal funds,

     o   certificates of deposit,

     o   commercial paper,

     o   demand and time deposits and banker's acceptances,

     o certain repurchase agreements of United States government securities, and

     o   certain guaranteed investment contracts.

     Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any deposit agreement or minimum principal payment agreement as specified in the prospectus supplement.



                                  Enhancement

     If stated in the prospectus supplement relating to a series of securities, simultaneously with the depositor's assignment of the trust assets to the trustee, the seller or the depositor will create by the cash flow priority allocations or otherwise obtain enhancement in favor of the trustee on behalf of some or all securityholders. Enhancement may take the form of:

     o   an irrevocable letter of credit,

     o   surety bond or insurance policy,

     o   reserve funds,

     o   subordinate securities,

     o   interest rate swap agreements, cap agreements or floor agreements,

     o   a combination of the above, or

     o   as otherwise described in the prospectus supplement.

     Enhancement will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions set forth in the prospectus supplement. If so specified in the prospectus supplement, any of the enhancements may be structured so as to protect against losses relating to more than one trust.

Subordinate Securities

     If specified in the prospectus supplement, enhancement for a series may consist of one or more classes of subordinate securities. The rights of holders of subordinate securities to receive distributions on any distribution date will be subordinate in right and priority to the rights of holders of senior securities of the series, but only to the extent described in the prospectus supplement.

Cross-Support Provisions

     If the trust assets for a series are divided into separate groups, each supporting a separate class or classes of securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on securities evidencing interests in one group of mortgage loans before distributions on securities evidencing interests in a different group of mortgage loans within the trust. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying those provisions.

Financial Guaranty Insurance Policy or Surety Bond

     Credit enhancement may be provided in the form of a financial guaranty insurance policy or a surety bond issued by an insurer named therein, if specified in the prospectus supplement.

Insurance

     If stated in the prospectus supplement, enhancement for a series may consist of pool insurance, special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the trust assets, as described in this section and in the prospectus supplement.

     Pool Insurance Policy.

     If specified in the prospectus supplement, the seller or the depositor will obtain a pool insurance policy for the loans in the trust. The pool insurance policy will cover most losses caused by default, but will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the prospectus supplement.

     Special Hazard Insurance Policy.

     Although the terms of special hazard insurance policies vary to some degree, they typically provide that, where there has been damage to property securing a defaulted or foreclosed loan and title to which has been acquired by the insured and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of:

     (a) the cost of repair or replacement of such property, or

     (b) upon transfer of such property to the special hazard insurer, the unpaid principal balance of such loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the related servicer with respect to such property.

If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of such property. Any amount paid as the cost of repair of such property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials, nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

     Restoration of the property with the proceeds described under clause (a) above is expected to satisfy the condition under any pool insurance policy that such property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted loan secured by such property. The payment described under clause (b) above will render unnecessary presentation of a claim in respect of such loan under any pool insurance policy. Therefore, so long as such pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to holders of the securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

     Bankruptcy Bond.

     In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related loan at an amount less than the then outstanding principal balance of such loan. The amount of the secured debt could be reduced to such value, and the holder of such loan would become an unsecured creditor to the extent the outstanding principal balance of such loan exceeds the value so assigned to the property by the bankruptcy court. In addition, certain other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans". If provided in the prospectus supplement, the depositor, the seller or other entity specified in the prospectus supplement will obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a loan or a reduction by such court of the principal amount of a loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the prospectus supplement for all loans in the trust for such series. Typically, the aggregate amount of coverage will be reduced by payments made under the bankruptcy bond and will not be restored.

Reserve Funds

     If so specified in the prospectus supplement relating to a series of securities, the depositor or the seller will establish one or more reserve funds with the trustee as part of the trust for such series or for the benefit of any enhancer. The depositor or seller will deposit in the reserve funds cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments or assets meeting the criteria of each rating agency rating the securities in the amount specified in the prospectus supplement. In the alternative or in addition to such deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the trust assets, as described in the prospectus supplement. If applicable, the initial amount of the reserve fund and the reserve fund maintenance requirements for a series of securities will be described in the prospectus supplement.

     Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any enhancer or for any other purpose, in the manner and to the extent specified in the prospectus supplement.

     Amounts deposited in a reserve fund will be invested by the trustee, in Eligible Investments maturing no later than the day specified in the prospectus supplement.

Minimum Principal Payment Agreement

     If stated in the prospectus supplement relating to a series of securities, the depositor or the seller will enter into a minimum principal payment agreement with an entity meeting the criteria of the rating agency pursuant to which the entity will provide certain payments on the securities of such series in the event that aggregate scheduled principal payments and prepayments on the trust assets for such series are not sufficient to make certain payments on the securities of such series, as provided in the prospectus supplement.

Derivative Products

     If specified in the prospectus supplement, derivative products may be included as assets of the trust. Derivative products may consist of a swap to convert floating or fixed rate payments, as applicable on the loans, private securities or agency securities into fixed or floating rate payments, as applicable, on the securities or in a cap or floor agreement intended to provide protection against changes in floating rates of interest payable on the loans, private securities, agency securities or the securities.

Other Insurance, Surety Bonds, Guarantees, Letters of Credit and Similar Instruments or Agreements

     A trust may also include other insurance, guarantees, surety bonds, letters of credit or similar arrangements for the purpose of:

     o maintaining timely payments to securityholders or providing additional protection against losses on the assets included in such trust,

     o   paying administrative expenses, or

     o   establishing a minimum principal payment rate on such assets.

These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement.



                              Servicing of Loans

General

     The servicer or servicers will provide customary servicing functions with respect to loans comprising the trust assets in the trust pursuant to the related sale and servicing agreement or pooling and servicing agreement, as the case may be. In performing its functions, any servicer will be required to exercise the same degree of skill and care that it customarily exercises with respect to similar receivables or loans owned or serviced by it. In addition, if specified in the prospectus supplement, a servicer may act as custodian and will be responsible for maintaining custody of the loans and related documentation on behalf of the trustee.

Collection Procedures; Escrow Accounts

     Any servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the related Agreement for a series and any applicable enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. A servicer may, unless otherwise specified in the prospectus supplement, in its discretion:

     o waive any assumption fee, late payment charge, or other charge in connection with a loan, and

     o to the extent provided in the related Agreement, arrange with an obligor a schedule for curing delinquencies by modifying the due dates for scheduled payments on such loan.

     As specified in the prospectus supplement, a servicer, to the extent permitted by law, may establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. If loans do not require such payments under the loan documents, the related servicer would not be required to establish any escrow account with respect to such loans. Withdrawals from the escrow accounts are to be made to effect timely payment of:

     o   taxes,

     o   assessments,

     o   mortgage and hazard insurance,

     o   to refund to obligors amounts determined to be overages,

     o to pay interest to obligors on balances in the escrow account to the extent required by law,

     o to repair or otherwise protect the property securing the related loan, and

     o   to clear and terminate such escrow account.

The servicer will be responsible for the administration of the escrow accounts and may make advances to such account when a deficiency exists.

Deposits to and Withdrawals From the Collection Account

     As specified in the prospectus supplement, the trustee or any servicer will establish the collection account in the name of the trustee. Typically, the collection account will be an account maintained:

     o at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit are rated by each rating agency rating the securities of such series at levels satisfactory to each rating agency, or

     o in an account or accounts the deposits in which are insured to the maximum extent available by the FDIC or which are secured in a manner meeting requirements established by each rating agency.

     As specified in the prospectus supplement, the funds held in the collection account may be invested, pending remittance to the trustee, in Eligible Investments. If so specified in the prospectus supplement, the related servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

     As specified in the prospectus supplement, any servicer, the trustee, the depositor or any seller, as appropriate, will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the related cut-off date but received by a servicer on or before the closing date, and thereafter, within the time period specified in the prospectus supplement after the date of receipt, the following payments and collections received or made by it, other than in respect of principal of and interest on the trust assets due on or before such cut-off date:

     o all payments on account of principal, including prepayments, on the trust assets;

     o all payments on account of interest on the trust assets after deducting, at the discretion of the related servicer but only to the extent of the amount permitted to be withdrawn or withheld from the collection account in accordance with the related Agreement, the servicing fee,

     o all amounts received by any servicer in connection with the liquidation of trust assets or property acquired in respect of liquidation, whether through foreclosure sale, repossession or otherwise, including payments in connection with such trust assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law, exclusive of, the servicing fee,

     o all proceeds under any title insurance, hazard insurance or other insurance policy covering any trust asset, other than proceeds to be applied to the restoration or repair of the related property or released to the obligor in accordance with the related Agreement,

     o all amounts required to be deposited from any applicable reserve fund pursuant to the related Agreement,

     o all advances of delinquent payments of principal and interest on a loan or of other payments specified in the Agreement made by the related servicer if required pursuant to the related Agreement, and

     o all repurchase prices of any trust assets repurchased by the related servicer, the depositor or the related seller pursuant to the related Agreement.

     Typically, a servicer is permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

     o to reimburse itself for advances for such series made by it pursuant to the related Agreement (generally limited to recoveries in respect of particular loans),

     o to the extent provided in the related Agreement, to reimburse itself for any advances for such series that the servicer determines in good faith it will be unable to recover from the borrower or any other sources,

     o to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged property and, if available from recoveries on the related loan, to pay to itself out of such excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the related loan,

     o in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of such scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted pursuant to the related Agreement, from any such scheduled payment, late payment or such other recovery, to the extent permitted by the related Agreement,

     o to reimburse itself for expenses incurred by it and recoverable by it or reimbursable to it pursuant to the related Agreement,

     o to pay to the applicable person with respect to each trust asset or REO property that has been repurchased or removed from the trust by the depositor, any servicer or any seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined,

     o to make payments to the trustee of such series for deposit into the distribution account, if any, or for remittance to the securityholders of such series in the amounts and in the manner provided for in the related Agreement, and

     o to clear and terminate the collection account pursuant to the related Agreement.

     In addition, if a servicer deposits in the collection account for a series any amount not required to be deposited, it may, at any time, withdraw such amount from such collection account.

Advances and Limitations

     The prospectus supplement will describe the circumstances, if any, under which a servicer will make advances with respect to delinquent payments on loans. A servicer may be obligated to make advances of, among other things, delinquent payments of interest and/or principal, and such obligations may be limited in amount, or may not be activated until a certain portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the related servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any such advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the related loan, a servicer may be entitled to reimbursement from other funds in the collection account, distribution account, or from a specified reserve fund, to the extent specified in the prospectus supplement.

Maintenance of Insurance Policies and Other Servicing Procedures

     Standard Hazard Insurance; Flood Insurance.

     Except as specified in the prospectus supplement, a servicer will be required to maintain or either (a) cause the obligor on each loan to maintain or (b) require the obligor to agree to acquire and maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related property is located; however, in the case of clause (b), the related servicer may not verify compliance by the obligor. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, as limited by each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover properties located in various states, the policies will not contain identical terms and conditions. The basic terms are usually determined by state law but will be similar in many respects. Most hazard insurance policies typically do not cover any physical damage resulting from:

     o   war,

     o   revolution,

     o   governmental actions,

     o   floods and other water-related causes,

     o   earth movement, including earthquakes, landslides, and mudflows,

     o   nuclear reaction,

     o   wet or dry rot,

     o   vermin,

     o   rodents,

     o   insects or domestic animals,

     o   theft, and

     o   in certain cases, vandalism.

The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured losses not covered by a special hazard insurance policy or other form of enhancement will reduce distributions to securityholders. When a property securing a loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the related servicer will be required to cause flood insurance to be maintained with respect to such property, to the extent available, and if such insurance is placed by such servicer, the associated premiums may be added to the balance of the related loan.

     The standard hazard insurance policies covering properties securing loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the property, including the improvements on any property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of:

     o the actual cash value, i.e., the replacement cost less physical depreciation, of the property, including the improvements, if any, damaged or destroyed, or

     o such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such property and improvements.

Since the amount of hazard insurance to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since the value of the properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected property.

     Typically, coverage will be in an amount at least equal to the greater of the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy and the outstanding principal balance of the related loan. A servicer typically will also maintain on REO property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

     Any amounts collected by a servicer under any policies of insurance, other than amounts to be applied to the restoration or repair of the property, released to the obligor in accordance with normal servicing procedures or used to reimburse the servicer for amounts to which it is entitled to reimbursement, will be deposited in the collection account. In the event that a servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer acceptable to each rating agency which assigns a rating to such series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related REO property. This blanket policy may contain a deductible clause, in which case the related servicer will, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

Realization Upon Defaulted Loans

     Any servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the properties securing the related loans as the loans come into and continue in default and as to which no satisfactory arrangements can be made for the collection of delinquent payments.

     In connection with such foreclosure or other conversion, a servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, a servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines that:

     o such restoration or foreclosure will be in the best interests of the securityholders, or

     o such expenses will be recoverable by it either through liquidation proceeds or the proceeds of insurance.

Notwithstanding anything to the contrary herein, in the case of a trust for which a REMIC election has been made, a servicer shall liquidate any property acquired through foreclosure within three years after the acquisition of the beneficial ownership of such property. While the holder of a property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust, if applicable, will have no ability to do so and neither the related servicer nor the depositor will be required to do so.

     A servicer may arrange with the obligor on a defaulted loan, a modification of such loan to the extent provided in the prospectus supplement. Such modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions set forth in the prospectus supplement.

Enforcement of Due-On-Sale Clauses

     Typically, when any property is about to be conveyed by the obligor, a servicer will, to the extent it has knowledge of such prospective conveyance and prior to the conveyance, exercise the mortgagee's rights to accelerate the maturity of the related loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law. In such event, a servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a loan may not be changed in connection with an assumption.

Servicing Compensation and Payment of Expenses

     Any servicer will be entitled to a periodic fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable. In addition, any servicer may be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of property in connection with defaulted loans.

     When an obligor makes a principal prepayment in full between due dates on the related loan, the obligor will usually be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement, in order that one or more classes of the securityholders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the related servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the related loan less the servicing fee. If the aggregate amount of such shortfalls in a month exceeds the servicing fee for such month, a shortfall to securityholders may occur.

     As specified in the prospectus supplement, a servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted loans. The related securityholders will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage has been exhausted, the related securityholders will suffer a loss to the extent that liquidation proceeds, after reimbursement of such servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related loan which would be distributable to securityholders. In addition, a servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, such right of reimbursement being prior to the rights of the securityholders to receive any related proceeds of insurance policies, liquidation proceeds or amounts derived from other enhancement. Typically, a servicer is also entitled to reimbursement from the collection account for advances.

     In general, the rights of a servicer to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, have priority over to the rights of securityholders of such series.

Evidence as to Compliance

     If specified in the prospectus supplement, the applicable Agreement for each series will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that the firm has examined certain documents and records relating to the servicing of the loans by a servicer and that, on the basis of the examination, the firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for exceptions as the firm believes to be immaterial and any other exceptions that are set forth in the statement.

     If specified in the prospectus supplement, the applicable Agreement for each series will also provide for delivery to the trustee of an annual statement signed by an officer of the related servicer to the effect that such servicer has fulfilled its obligations under such Agreement, throughout the preceding calendar year.

Termination and Liability of a Servicer

     The servicer or servicers will be identified in the prospectus supplement. A servicer may be an affiliate of the depositor and may have other business relationships with the depositor and its affiliates.

     In the event of an event of default under either a sale and servicing agreement or a pooling and servicing agreement, any servicer may be replaced by the trustee or a successor servicer. In general, events of default and the rights of the trustee upon such a default under the Agreement for the related series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Sale and Servicing Agreement."

     A servicer usually does not have the right to assign its rights and delegate its duties and obligations under the related Agreement unless the related successor servicer accepting the assignment or delegation:

     o   services similar loans in the ordinary course of its business,

     o   is reasonably satisfactory to the trustee for the related series,

     o has a net worth of not less than the amount specified in the related Agreement,

     o would not cause any rating agency's rating of the securities for such series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer, and

     o executes and delivers to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by the successor servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by such servicer under the related Agreement from and after the date of such agreement.

No assignment will become effective until the trustee or a successor servicer has assumed the related servicer's obligations and duties under the related Agreement. To the extent that a servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth in this paragraph; however, in such instance, the assigning servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which a servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to such servicer's obligations under the related Agreement, provided that such successor or surviving entity meets the requirements for a successor servicer. However, a servicer may have the right to enter into subservicing arrangements which will be referred to in the related Agreement. Any such arrangement will not relieve the servicer from its obligations under the related Agreement.

     Typically, each Agreement will provide that neither any servicer, nor any director, officer, employee or agent of a servicer, will be under any liability to the trust, the depositor or the securityholders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither a servicer nor any such person will be protected against:

     o   any breach of warranty or representations made under such Agreement,

     o the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or

     o liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties.

Each Agreement will further provide that a servicer and any director, officer, employee or agent of a servicer is entitled to indemnification from the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties. In addition, the related Agreement will provide that a servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under such Agreement which, in its opinion, may involve it in any expense or liability. A servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties and the interests of the securityholders. In such event, the legal expenses and costs of such action and any resulting liability may be expenses, costs, and liabilities of the trust and the related servicer may be entitled to be reimbursed out of the collection account.



                                The Agreements

     The following summaries describe the provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreement are referred to, such provisions or terms are as specified in the related Agreement.

Assignment of Trust Assets

     General.

     At the time of issuance of the securities of a series, the depositor will transfer, convey and assign to the trust all right, title and interest of the depositor in the trust assets and other property to be transferred to the trust for a series. The assignment will usually include all principal and interest due on or with respect to the trust assets after the cut-off date specified in the prospectus supplement. The trustee will, concurrently with the assignment, execute and deliver the securities.

     Assignment of Loans.

     As specified in the prospectus supplement, the depositor will, as to each loan secured by a mortgage, deliver or cause to be delivered to the trustee, or a custodian on behalf of the trustee,

     o the mortgage note endorsed without recourse to the order of the trustee or in blank,

     o the original mortgage with evidence of recording indicated thereon, (except for any mortgage not returned from the public recording office, in which case a copy of that mortgage will be delivered, together with a certificate that the original of that mortgage was delivered to the recording office) and

     o   an assignment of the mortgage in recordable form.

     The trustee, or the custodian, will hold the documents in trust for the benefit of the holders of securities.

     In general, the depositor will, as to each manufactured housing or home improvement contract, deliver or cause to be delivered to the trustee or the custodian the original manufactured housing or home improvement contract and copies of documents and instruments related to the contract and, other than in the case of unsecured home improvement contracts, the security interest in the property securing the contract. In order to give notice of the right, title and interest of securityholders to the manufactured housing contracts or home improvement contracts, the depositor or the related seller will execute a UCC-1 financing statement identifying the trustee as the secured party and identifying all contracts as collateral. Usually, the contracts will not be stamped or otherwise marked to reflect their assignment to the trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the interest of securityholders in the contracts could be defeated. See "Legal Aspects of the Loans--Loans Not Secured by Mortgages."

     With respect to loans secured by mortgages, if so specified in the prospectus supplement, the depositor will, at the time of issuance of the securities, cause assignments to the trustee of the mortgages relating to the loans for a series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee's interest in the related loans. If specified in the prospectus supplement, the depositor will cause such assignments to be recorded within the time after issuance of the securities as is specified in the prospectus supplement, in which event, the Agreement may require the depositor or the related seller to repurchase from the trustee any loan the related mortgage of which is not recorded within such time, at the price described under "--Repurchase and Substitution of Non-Conforming Trust Assets" with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation would constitute the sole remedy available to the securityholders or the trustee for the failure of a mortgage to be recorded. If the Agreement for a series does not require that assignments be recorded at closing, the related prospectus supplement will describe the circumstances, if any, under which recordation would be required in the future.

     Each loan will be identified in a schedule appearing as an exhibit to the related Agreement. The loan schedule will specify with respect to each loan:

     o the original principal amount and unpaid principal balance as of the cut-off date;

     o   the current interest rate;

     o   the current scheduled payment of principal and interest;

     o   the maturity date, if any, of the related mortgage note; and,

     o   if the loan is an adjustable rate loan,

         o   the lifetime rate cap, if any, and

         o   the current index, if applicable.

     Assignment of Private Securities.

     The depositor will cause the private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee or its nominee or correspondent will have possession of any certificated private securities. As specified in the prospectus supplement, the trustee will not be in possession of or be an assignee of record of any underlying assets for a private security. See "The Trusts--Private Securities." Each private security will be identified in a schedule appearing as an exhibit to the related Agreement, which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date for each private security conveyed to the trust. In the Agreement, the depositor will represent and warrant to the trustee regarding the private securities:

     o that the information contained in the private security schedule is true and correct in all material respects,

     o that, immediately prior to the conveyance of the private securities, the depositor had good title thereto to the extent good title was conveyed to it, and was the sole owner thereof subject to any retained interest of the depositor or any seller,

     o that there has been no other sale by it of the private securities, and

     o that there is no existing lien, charge, security interest or other encumbrance other than any retained interest of the depositor or any seller on the private securities.

     Repurchase and Substitution of Defective Trust Assets.

     Unless otherwise provided in the prospectus supplement, if any document in the file relating to the trust assets delivered by the depositor or any seller to the trustee or custodian is found by the trustee during its examination to be defective in any material respect and the depositor or the related seller do not cure such defect within the required time period, the depositor or the related seller will within the required period after the trustee's notice to the depositor or the related seller, as the case may be, of the defect, repurchase the related trust asset or any property acquired in respect thereof from the trustee. The repurchase will be at a price equal to, unless otherwise specified in the prospectus supplement, the outstanding principal balance thereof, plus unpaid accrued interest to the date of the next scheduled payment at a rate set forth in the related Agreement, plus certain servicing expenses that are payable to any servicer.

     If provided in the prospectus supplement, the depositor or the related seller, as the case may be, may, rather than repurchase the trust asset as described in the previous paragraph, remove such trust asset from the trust and substitute in its place one or more other trust assets provided, however, that with respect to a trust for which a REMIC election is made, such substitution must be effected within two years of the date of initial issuance of the securities.

     As specified in the prospectus supplement, any substitute trust asset will have, on the date of substitution:

     o an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted trust asset; with the amount of any shortfall to be deposited to the collection account in the month of substitution for distribution to securityholders,

     o an interest rate not less than the interest rate of the deleted trust asset, and

     o a remaining term-to-stated maturity not greater than and not more than one year less than that of the deleted trust asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

     The depositor, any seller or another entity will make representations and warranties with respect to the trust assets. If the depositor, the related seller or the other entity cannot cure a breach of any of its representations and warranties in all material respects within the time period specified in the prospectus supplement after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the trust asset, the depositor, the related seller or the entity is obligated to repurchase the affected trust asset or, if provided in the prospectus supplement, provide a substitute trust asset under the same conditions and limitations provided for purchases and substitutions described above.

     The depositor's only source of funds to effect any cure, repurchase or substitution will be through the enforcement of the corresponding obligations of the responsible originator or seller of the trust assets. This cure, repurchase or substitution obligation generally constitutes the sole remedies available to the securityholders or the trustee for a material defect in a document for a trust asset.

     No securityholder, solely by virtue of their status as a securityholder, will have any right under the applicable Agreement to institute any proceeding with respect to such Agreement, unless the securityholder previously has given to the trustee written notice of default and unless the securityholders evidencing not less than a majority of the aggregate voting rights of the securities have made written request upon the trustee to institute such proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any such proceeding within the time set forth in the Agreement.

Pre-Funding Account

     The depositor or the seller may be required, on behalf of the securityholders, deposit cash into a pre-funding account on the closing date. The pre-funding account will be maintained with the trustee. The money will be used by the trustee to purchase qualifying additional loans from time to time during the funding period. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the loans. The funding period for a trust will begin on the closing date and will end on the date specified in the prospectus supplement, which will not be later than one year after the closing date. Monies on deposit in the pre-funding account may be invested in Eligible Investments as specified in the related Agreement. Earnings or losses on investment of funds in the pre-funding account will be applied as specified in the prospectus supplement. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to securityholders as a prepayment of principal, in the manner and priority specified in the prospectus supplement.

     In addition, on the closing date the depositor or the seller may be required to make a deposit to a capitalized interest account, which will be maintained with the trustee. The funds on deposit in the capitalized interest account will be used solely to cover shortfalls in interest that may arise as a result of investment of the pre-funding account. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the loans. To the extent that the entire amount on deposit in the capitalized interest account has not been used to cover shortfalls in interest by the end of the funding period, any remaining amounts will be paid to the depositor or the seller.

Reports to Securityholders

     The trustee or other entity specified in the prospectus supplement will prepare and forward to each securityholder on each distribution date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

     (a) the amount of principal distributed to holders of the securities and the outstanding principal balance of the securities following the distribution;

     (b) the amount of interest distributed to holders of the securities and the current interest rate on the securities;

     (c)  the amounts of any advances made by any servicer;

     (d) the amounts of any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities;

     (e) the amount received under any enhancement, and the remaining amount available under the enhancement;

     (f) the amount of any delinquencies with respect to payments on the trust assets;

     (g)  the amounts of fees paid to the trustee and any servicer;

     (h)  the total loan balances of the loans held by the trust;

     (i) the number and loan balances of loans relating to any REO property acquired by the trust; and

     (j)  such other information as specified in the related Agreement.

The report to securityholders for any series of securities may include additional or other information of a similar nature.

     In addition, within a reasonable period of time after the end of each calendar year, a servicer or the trustee will mail to each securityholder of record at any time during the calendar year a report containing customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns. The report will not be examined or reported upon by independent public accountants. However, a servicer will provide to the trustee a report by independent public accountants with respect to the servicer's servicing of the loans. See "Servicing of Loans--Evidence as to Compliance."

Events of Default; Rights Upon Event of Default

     Pooling and Servicing Agreement; Sale and Servicing Agreement.

     As specified in the prospectus supplement, events of default under the applicable Agreement for a series relating to the servicing of loans generally include:

     o any failure by a servicer to deposit amounts in the collection account and distribution account to enable the trustee to distribute to securityholders of such series any required payment, which failure continues unremedied for the specified number of days after the giving of written notice of such failure to the servicer by the trustee for such series, or to the servicer and the trustee by the securityholders of such series evidencing a specified percentage of the aggregate voting rights of the securityholders for such series,

     o any failure by a servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the specified number of days after the giving of written notice of such failure to the servicer by the trustee, or to the servicer and the trustee by the securityholders of such series evidencing a specified percentage of the aggregate voting rights of the securityholders, and

     o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by a servicer indicating its insolvency, reorganization or inability to pay its obligations.

     So long as an event of default relating to the servicing of loans remains unremedied under the applicable Agreement, as specified in the prospectus supplement, the trustee for the series or securityholders of securities of the series evidencing a specified percentage of the aggregate voting rights of the securities for the series may terminate all of the rights and obligations of the related servicer under the applicable Agreement, other than its right to recovery of other expenses and amounts advanced pursuant to the terms of the Agreement which rights such servicer will retain under all circumstances, whereupon the trustee (or successor servicer) will succeed to all the responsibilities, duties and liabilities of the servicer under the Agreement. In that case, the trustee will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Agreement.

     In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint a financial institution, bank or loan servicing institution meeting the requirements of the Agreement to act as successor servicer under the provisions of the Agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee as set forth in the prospectus supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

     During the continuance of any event of default of a servicer under an Agreement for a series of securities, the trustee for such series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the securityholders of such series, and, as specified in the prospectus supplement, securityholders of securities evidencing a specified percentage of the aggregate voting rights of the securities for the series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon that trustee. However, the trustee will not be under any obligation to pursue any remedy or to exercise any of the trusts or powers unless the securityholders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee.

     Indenture.

     As specified in the prospectus supplement, events of default under the indenture for each series of notes generally include:

     o a default for a specified number of days in the payment of any interest on any note of that series or the default in the payment of the principal of any note at the note's maturity,

     o failure to perform in any material respect any other covenant of the depositor or the trust in the indenture which continues for a specified number of days after notice is given in accordance with the procedures described in the prospectus supplement,

     o any representation or warranty made by the depositor or the trust in the indenture or in any certificate or other writing delivered pursuant or in connection with the series having been incorrect in a material respect as of the time made, and such breach is not cured within a specified number of days after notice is given in accordance with the procedures described in the prospectus supplement,

     o certain events of bankruptcy, insolvency, receivership or liquidation of the depositor or the trust, or

     o any other event of default provided with respect to notes of that series.

     If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a specified percentage of the then aggregate outstanding amount of the notes of the series may declare the principal amount or, if the notes of that series are zero coupon securities, such portion of the principal amount as may be specified in the terms of that series, of all the notes of the series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a specified percentage in aggregate outstanding amount of the notes of the series.

     If, following an event of default with respect to any series of notes, the notes of such series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding any acceleration, elect to maintain possession of the collateral securing the notes of the series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the notes of that series as they would have become due if there had not been a declaration of acceleration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless:

     o the holders of 100% of the then aggregate outstanding amount of the notes of the series consent to the sale,

     o the proceeds of the sale or liquidation are sufficient to pay in full the principal and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale,

     o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of a specified percentage of the then aggregate outstanding amount of the notes of the series.

     As specified in the prospectus supplement, in the event the principal of the notes of a series is declared due and payable, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount less the amount of such discount which is unamortized.

     Subject to the provisions for indemnification and certain limitations contained in the indenture, the holders of a specified percentage of the then aggregate outstanding amount of the notes of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of the series, and the holders of a specified percentage of the then aggregate outstanding amount of the notes of such series may, in certain cases, waive any default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of such series affected thereby.

The Trustee

     The identity of the commercial bank, savings and loan association or trust company named as the trustee for each series of securities will be set forth in the prospectus supplement. The entity serving as trustee may have normal banking relationships with the depositor or any servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust relating to a series of securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee by the Agreement relating to such series will be conferred or imposed upon the trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee. The agents shall have any or all of the rights, powers, duties and obligations of the trustee conferred on them by such appointment; provided that the trustee shall continue to be responsible for its duties and obligations under the Agreement.

Duties of the Trustee

     The trustee makes no representations as to the validity or sufficiency of the Agreement, the securities or of any trust asset or related documents. If no event of default has occurred, the trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the trustee is required to examine them to determine whether they are in the form required by the related Agreement; however, the trustee will not be responsible for the accuracy or content of any such documents furnished by it or the securityholders to any servicer under the Agreement.

     The trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the securityholders in an event of default. The trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Resignation of Trustee

     The trustee may, upon written notice to the depositor, resign at any time, in which event the depositor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within a specified number of days after giving such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee.

     The trustee may also be removed at any time:

     o if the trustee ceases to be eligible to continue as such under the Agreement,

     o   if the trustee becomes insolvent, or

     o by the securityholders of securities evidencing a specified percentage of the aggregate voting rights of the securities in the trust upon written notice to the trustee and to the depositor.

Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment of Agreement

     As specified in the prospectus supplement, the Agreement for each series of securities may be amended by the parties to the Agreement, without notice to or consent of the securityholders:

     (a)  to cure any ambiguity,

     (b) to correct any defective provisions or to correct or supplement any provision,

     (c) to add any other provisions with respect to matters or questions arising under such Agreement or related enhancement,

     (d)  to comply with any requirements imposed by the Code;

provided that any amendment except pursuant to clause (d) above, will not adversely affect in any material respect the interests of any securityholders of the series, as evidenced by an opinion of counsel. If provided in the Agreement, any amendment except as pursuant to clause (d) of the preceding sentence shall be deemed not to adversely affect in any material respect the interests of any securityholder if the trustee receives written confirmation from each rating agency rating the securities that the amendment will not cause the rating agency to reduce the then current rating.

     As specified in the prospectus supplement, the Agreement may also be amended by the parties to the Agreement with the consent of the securityholders possessing a specified percentage of the aggregate outstanding principal amount of the securities. If only certain classes are affected by the amendment, a specified percentage of the aggregate outstanding principal amount of each class affected must consent, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of securityholders; provided, however, that no such amendment may without the consent of securityholders of 100% of the affected securities:

     (a) reduce the amount or delay the timing of payments on any security without the consent of the securityholder of such security or

     (b)  reduce the percentage required to consent to any such amendment.

Voting Rights

     The prospectus supplement may set forth a method of determining allocation of voting rights with respect to a series.

REMIC Administrator

     For any series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the trust may be performed by a REMIC administrator, who may be an affiliate of the depositor, any servicer or any seller.

Termination

     Pooling and Servicing Agreement; Sale and Servicing Agreement.

     The obligations created by the Agreement for a series will terminate upon the distribution to securityholders of all amounts distributable to them pursuant to the Agreement after the earlier of:

     o the later of (a) the final payment or other liquidation of the last trust asset remaining in the trust and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any trust asset or

     o the repurchase by a servicer or other entity specified in the prospectus supplement from the trustee of all trust assets and other property at that time subject to the Agreement.

As specified in the prospectus supplement, the Agreement for each series permits, but does not require, a servicer or other entity specified in the prospectus supplement to purchase from the trust all remaining trust assets at a price equal to:

     o   100% of the aggregate principal balance of such trust assets,

     o plus, with respect to any property acquired in respect of a trust asset, if any, the outstanding principal balance of the related trust asset at the time of foreclosure,

     o minus related unreimbursed advances, or in the case of the trust assets, only to the extent not already reflected in the computation of the aggregate principal balance of such trust assets,

     o minus unreimbursed expenses that are reimbursable pursuant to the terms of the pooling and servicing agreement,

     o plus accrued interest at the weighted average rate on the trust assets through the last day of the due period in which such repurchase occurs;

provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of:

     o 100% of the aggregate principal balance of the trust assets, plus accrued interest thereon at the applicable net rates on the trust assets through the last day of the month of the repurchase and

     o the aggregate fair market value of the trust assets plus the fair market value of any property acquired in respect of a trust asset and remaining in the trust.

     The exercise of such right will effect early retirement of the securities, but the right to purchase the trust assets only vests when the principal balance of the trust assets has been reduced to an amount set forth in the prospectus supplement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified in the Agreement. For each series, a servicer or the trustee, as applicable, will give written notice of termination of the Agreement to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination. If provided in the prospectus supplement, the depositor, any seller or another entity may effect an optional termination of the trust under the circumstances described in the prospectus supplement. See "Description of the Securities--Optional Redemption, Purchase or Termination."

     Indenture.

     The indenture will be discharged with respect to a series of notes, except with respect to certain continuing rights specified in the indenture, upon the delivery to the trustee for cancellation of all the notes or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes.

     In addition to such discharge with certain limitations, the indenture may provide that the trust will be discharged from any and all obligations in respect of the notes, except for certain administrative duties, upon the deposit with the trustee of money or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes on the last scheduled distribution date and any installment of interest on such notes in accordance with the terms of the indenture and the notes. In the event of any defeasance and discharge of notes, noteholders would be able to look only to such money or direct obligations for payment of principal and interest, if any, on their notes until maturity.


                          Legal Aspects of the Loans

     The following discussion contains summaries of the material legal aspects of mortgage loans, manufactured housing and home improvement installment sales contracts and home improvement installment loan agreements which are general in nature. Because certain of these legal aspects are governed by applicable state law and each state's laws differ, the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

Mortgages

     The mortgage loans for a series generally will, and certain manufactured housing contracts and home improvement contracts for a series may, be secured by either mortgages or deeds of trust or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, typically with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some deed of trust transactions, the directions of the beneficiary.

Foreclosure on Mortgages

     Foreclosure of a mortgage is usually accomplished by judicial action. Typically, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

     Foreclosure of a deed of trust is usually accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Typically, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter-claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and is an alternative remedy to foreclosure, the mortgagee being precluded from pursuing both at the same time.

     In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

Environmental Risks

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against the property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the EPA may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an owner or operator for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all responsible parties, including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an owner or operator under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, including leasing the facility or property to a third party, or fails to market the property in a timely fashion.

     If a lender is or becomes liable for environmental problems, it can bring an action for contribution against any other responsible parties, including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial and may result in a loss to securityholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under this rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996. This legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

     As specified in the prospectus supplement, at the time the loans were originated, no environmental assessments or very limited environmental assessments of the properties were conducted.

Rights of Redemption

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Junior Mortgages; Rights of Senior Mortgages

     The mortgage loans comprising or underlying the trust assets included in the trust for a series will generally be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

     The form of credit line, deed of trust or mortgage used by most institutional lenders which make revolving home equity loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the deed of trust or mortgage, notwithstanding the fact that there may be junior deeds of trust or mortgages and other liens which intervene between the date of recording of the deed of trust or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior deeds of trust or mortgages and other liens at the time of the advance. In most states, the deed of trust or mortgage lien securing mortgage loans of the type which includes revolving home equity credit lines applies retroactively to the date of the original recording of the deed of trust or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded deed of trust or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

Anti-Deficiency Legislation and the Bankruptcy Code

     Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

     Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bring a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security, provided no sale of the property has yet occurred, prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

     The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted loan. In addition, substantive requirements are imposed upon lenders in connection with the organization and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Due-On-Sale Clauses In Mortgage Loans

     Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") generally preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms. As a result, due-on-sale clauses have become enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were:

     o originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and

     o originated by lenders other than national banks, federal savings institutions and federal credit unions.

Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states", five states, i.e., Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges are typically paid to servicers as additional servicing compensation.

Equitable Limitations on Remedies

     In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fathomed include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

     Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The Federal Home Loan Bank Board is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

Applicability of Lending Laws

     The loans may be subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA") which amended the Truth in Lending Act as it applies to mortgages subject to HOEPA. HOEPA requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits inclusion of certain provisions in mortgages, generally "high-cost mortgages", subject to HOEPA. HOEPA also provides that any purchaser or assignee of a mortgage covered by HOEPA, such as the trust with respect to the loans, is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered under HOEPA from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the loan. If the trust includes loans subject to HOEPA, it will be subject to all of the claims and defenses which the borrower could assert against the depositor or the related seller. Any violation of HOEPA which would result in such liability would be a breach of the depositor's or seller's representations and warranties, and the related seller would be obligated to cure, repurchase or, if permitted by the Agreement, substitute for the loan in question.

Cooperative Loans

     If specified in the prospectus supplement, the mortgage loans may also consist of cooperative apartment loans secured by security interests in shares issued by a cooperative housing corporation (a "cooperative") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property that it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. That lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

     Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property borrower, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease.

     If the cooperative is unable to meet the payment obligations (1) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (2) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make that final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

     The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements that confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing that tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

Foreclosure on Cooperative Loans

     The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by that tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by that tenant-stockholder. The proprietary lease or occupancy agreement generally permit the cooperative to terminate the lease or agreement in the event a borrower fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement that establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, if the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate that lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under that proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

Manufactured Housing and Home Improvement Contracts

     General

     The manufactured housing and home improvement contracts, other than those manufactured housing and home improvement contracts that are unsecured or secured by mortgages on real estate generally are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Such manufactured housing and home improvement contracts are hereinafter referred to in this section as "contracts". Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the depositor will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. As specified in the prospectus supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the related seller to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the trustee's interest in the contracts could be defeated.

     Security Interests in Home Improvements

     The contracts that are secured by the home improvements financed grant to the originator of the contracts a purchase money security interest in the home improvements to secure all or part of the purchase price of such home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such home improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

     Security Interests in the Manufactured Homes

     The manufactured homes securing the manufactured housing contracts may be located in all 50 states. Security interests in manufactured homes may generally be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under some circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the manufactured home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. If so specified in the related prospectus supplement, the manufactured housing contracts may contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, the related lender may be required to perfect a security interest in the manufactured home under applicable real estate laws.

     In the event that the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after the relocation and thereafter only if and after the owner re-registers the manufactured home in the state to which the owner moved. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect a security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the secured party must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien on the certificate of title, notice of surrender would be given to the secured party noted on the certificate of title. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection.

     Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home.

     Enforcement of Security Interest in Manufactured Homes and Home
     Improvements

     So long as the manufactured home or home improvement has not become subject to the real estate law, a creditor can repossess a manufactured home or home improvement securing a contract by voluntary surrender, by self-help repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The laws in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

     Consumer Protection Laws

     The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract who sold goods which gave rise to the transaction and certain related lenders and assignees to transfer such contract free of notice of claims by the debtor. The effect of this rule is to subject the assignee of a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

     Applicability of Usury Laws

     Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

     Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Contracts

     The loans may also consist of installment contracts. Under an installment contract the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with a mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is typically responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The method of enforcing the rights of the lender under an installment contract vary on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of installment contracts typically provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases involving a borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.

     In most cases, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service:

     o are entitled to have interest rates reduced and capped at 6% per annum, on obligations, including loans, incurred prior to the commencement of military service for the duration of military service,

     o may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and

     o may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

However, the benefits noted above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a loan included in a trust for a series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust, any servicer, any seller, the depositor nor the trustee will be required to advance such amounts, and any consequent loss may reduce the amounts available to be paid to the holders of the certificates of such series. As specified in the prospectus supplement, any shortfalls in interest collections on loans or underlying loans relating to the Private Securities, as applicable, included in a trust for a series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each class of securities of the series that is entitled to receive interest in respect of the loans or underlying loans in proportion to the interest that each class of securities would have otherwise been entitled to receive in respect of the loans or underlying loans had the interest shortfall not occurred.

Consumer Protection Laws

     Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with originating, servicing and enforcing loans secured by certain residential properties. Theses laws include the federal Truth-in-Lending Act and Regulation Z, Real Estate Settlement Procedures Act and Regulation B, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to borrowers regarding terms of the loans; the Equal Credit Opportunity Act and Regulation B prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of these laws may limit the ability of a servicer to collect all or part of the principal of or interest on the loans and could subject the servicer and in some cases its assignees to damages and administrative enforcement.


                                 The Depositor

General

     The depositor was established in the State of Delaware on November , 1999, and is wholly-owned by Finance America, LLC, a Delaware limited liability company. The depositor's principal executive offices are located at 16802 Aston Street, Irvine, California 92606. None of the depositor, Finance America, LLC, any servicer, the trustee or any seller has guaranteed or is otherwise obligated with respect to the securities of any series.



                               Use of Proceeds

     The depositor will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

     o   to purchase the related trust assets,

     o to repay any indebtedness which has been incurred to obtain funds to acquire the related trust assets,

     o to establish any reserve funds described in the prospectus supplement,

     o to pay costs of structuring and issuing such securities, including the costs of obtaining enhancement, if any, and

     o   for general corporate purposes.

If specified in the prospectus supplement, the purchase of the trust assets for a series may be effected by an exchange of securities with the depositor of the trust assets.



                       Federal Income Tax Considerations

General

     The following is a summary of the material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of tax counsel. The summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and those changes could apply retroactively.

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold securities as capital assets within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

     The federal income tax consequences to holders will vary depending on whether:

     o   the securities are classified as indebtedness,

     o an election is made to treat the trust as a REMIC or a FASIT under the Code,

     o the securities represent an ownership interest in some or all of the trust assets, or

     o   an election is made to treat the trust as a partnership.

     The prospectus supplement will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC or FASIT election will be made.

     As used herein, the term "U.S. person" is a person who is (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state, including for this purpose the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state, including for this purpose the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or, (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date, that elect to continue to be treated as U.S. persons, also will be U.S. persons.

Taxation of Debt Securities

     Status as Real Property Loans.

     Typically, tax counsel will have advised the seller that:

     o securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), and

     o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A) and interest on these securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B).

     Interest and Acquisition Discount.

     Securities representing regular interests in a REMIC are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the regular interest securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest, other than original issue discount, on securities, other than regular interest securities, that are characterized as indebtedness for federal income tax purposes will be includible in income by holders in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and regular interest securities will be referred to collectively as debt securities. If a FASIT election is made, the material federal tax income consequences for investors associated with the purchase, ownership and disposition of those securities will be set forth under the heading "Federal Income Tax Considerations" in the prospectus supplement.

     Debt securities that are compound interest securities will, and other debt securities may, be issued with original issue discount, which we refer to as "OID". The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder (the "OID Regulations"). A holder should be aware, however, that the OID Regulations do not adequately address some issues relevant to prepayable securities, such as the debt securities.

     In general, OID, will equal the difference between the stated redemption price at maturity of a debt security and its issue price. A holder of a debt security must include OID in gross income as ordinary interest income as it accrues under an accrual method of accounting. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a de minimis amount determined under the Code.

     The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The issue price of a debt security also includes the amount paid by an initial debt security holder for accrued interest that relates to a period prior to the issue date of the debt security. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but generally will not include distributions of interest if distributions constitute qualified stated interest.

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate and those interest payments are unconditionally payable at intervals of one year or less during the entire term of the debt security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Some debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on those debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on debt securities on which deferred interest will accrue will not constitute qualified stated interest payments and will be part of the stated redemption price at maturity of those debt securities. Where the interval between the issue date and the first distribution date on a debt security is either longer or shorter than the interval between subsequent distribution dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described in the next paragraph. In the case of a debt security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the debt security will usually have OID. Holders of debt securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a debt security.

     Under the de minimis rule, OID on a debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders usually must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally:

o    the interest is unconditionally payable at least annually,

o the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

o interest is based on a qualified floating rate, an objective rate, or a combination of qualified floating rates that do not operate in a manner that significantly accelerates or defers interest payments on the debt security.

In the case of compound interest securities, some interest weighted securities, and other debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

     The regulations governing the calculation of OID on instruments having contingent interest payments specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the debt security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that this methodology represents the correct manner of calculating OID.

     The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the "daily portions" of the OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a debt security that is not a regular interest security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period, which typically is the period over which interest accrues on the debt instrument, will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to the debt security in all prior periods, other than qualified stated interest payments.

     The amount of OID to be included in income by a holder of a debt instrument, that is subject to acceleration due to prepayments on other debt obligations securing such instruments, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument. The amount of OID that will accrue during an accrual period on a this type of security is the excess, if any, of the sum of

  o the present value of all payments remaining to be made on the security as of the close of the accrual period and

  o the payments during the accrual period of amounts included in the stated redemption price of the security, over the adjusted issue price of the security at the beginning of the accrual period.

The present value of the remaining payments is to be determined on the basis of three factors:

  o the original yield to maturity of the pay-through security, which is determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period,

  o  events which have occurred before the end of the accrual period, and

  o the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease, but not below zero for any period, the portions of OID required to be included in income by a holder of this type of security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of these securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

     The depositor may adjust the accrual of OID on a class of regular interest securities or other regular interests in a REMIC in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a class of regular interest securities could increase.

     Some classes of regular interest securities may represent more than one class of REMIC regular interests. As specified in the prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent holder of a debt security will also be required to include OID in gross income, but a holder who purchases that debt security for an amount that exceeds its adjusted issue price will be entitled, as will an initial holder who pays more than a debt security's issue price, to offset such OID by comparable economic accruals of portions of the excess.

     Effects of Defaults and Delinquencies.

     Holders will be required to report income with respect to the securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that those amounts are uncollectible. As a result, the amount of income, including OID, reported by a holder of that security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the securities is deducted as a result of a loan default. However, the timing and character of the losses or reductions in income are uncertain and, accordingly, holders of securities should consult their own tax advisors on this point.

     Interest Weighted Securities.

     It is not clear how income should be accrued with respect to regular interest securities or stripped securities, which we define under "--Tax Status as a Grantor Trust; General", the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying pass-through securities which we refer to interest weighted securities. The depositor intends to take the position that all of the income derived from an interest weighted security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the interest weighted security as a compound interest security. However, in the case of interest weighted securities that are entitled to some payments of principal and that are regular interest securities the IRS could assert that income derived from an interest weighted security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder. Alternatively, the IRS could assert that an interest weighted security should be taxable under the rules governing bonds issued with contingent payments. That treatment may be more likely in the case of interest weighted securities that are stripped securities. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Securities."

     Variable Rate Debt Securities.

     In the case of debt securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that

     o   the yield to maturity of those debt securities, and

     o in the case of pay-through securities, the present value of all payments remaining to be made on those debt securities, should be calculated as if the interest index remained at its value as of the issue date of those securities.

Because the proper method of adjusting accruals of OID on a variable rate debt security is uncertain, holders of variable rate debt securities should consult their own tax advisers regarding the appropriate treatment of such securities for federal income tax purposes.

     Market Discount.

     A purchaser of a security may be subject to the market discount rules of Sections 1276-1278 of the Code. A holder that acquires a debt security with more than a prescribed de minimis amount of market discount, which generally is the excess of the principal amount of the debt security over the purchaser's purchase price, will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. Market discount would accrue in a manner to be provided in Treasury regulations but, until regulations are issued, market discount would in general accrue either:

  o on the basis of a constant yield, in the case of a security subject to prepayment, taking into account a prepayment assumption, or

  o in the ratio of (a) in the case of securities or the loans underlying pass-through security that have not been originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities or the loans underlying pass-through security originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

     Section 1277 of the Code provides that, regardless of the origination date of the debt security or the loans for a pass-through security, the excess of interest paid or accrued to purchase or carry a security or the underlying loans for a pass-through security with market discount over interest received on the security is allowed as a current deduction only to the extent excess is greater than the market discount that accrued during the taxable year in which interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when market discount is included in income, including upon the sale, disposition, or repayment of the security or an underlying loan for a pass-through security. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by holder during the taxable year the election is made and after, in which case the interest deferral rule will not apply.

     Premium.

     A holder who purchases a debt security, other than an interest weighted security as described under "--Taxation of Debt Securities; Interest Weighted Securities", at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on such security, and not as a separate deduction item, on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments, including all REMIC regular interests and all pass-through securities representing ownership interests in a trust holding debt obligations, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired after by the holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the securities should consult their tax advisers regarding the election to amortize premium and the method to be employed. Recently, the IRS issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code
Section 1272(a)(6) such as the securities. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the securities should consult their tax advisors regarding the possible application of these regulations.

     Election to Treat All Interest as Original Issue Discount.

     The OID Regulations permit a holder of a debt security to elect to accrue all interest, discount, including de minimis market or OID, and premium income as interest, based on a constant yield method. If an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the debt security acquires during the year of the election or thereafter. Similarly, a holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method for a debt security is irrevocable.

Taxation of the REMIC and its Holders

     In the opinion of tax counsel, if a REMIC election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as regular interests or residual interests in a REMIC, as specified in the prospectus supplement.

     Generally, if a REMIC election is made with respect to a series of securities:

     o securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC within the meaning of Code Section 7701(a)(19)(C)(xi), assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property", and other types of assets described in Code Section 7701(a)(19)(C), and

     o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets.

If less than 95% of the REMIC's assets consist of the qualifying assets described above, then a security will be a qualifying asset in the proportion that REMIC assets are qualifying assets.

     Status of Manufactured Housing Contracts.

     The REMIC Regulations provide that obligations secured by interests in manufactured housing that qualify as "single family residences" within the meaning of Code Section 25(e)(10) may be treated as "qualified mortgages" of the REMIC.

     Under Section 25(e)(10), the term "single family residence" includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

REMIC Expenses; Single Class REMICs

     As a general rule, all of the expenses of a REMIC will be taken into account by holders of the residual interest securities. In the case of a single class REMIC, however, the expenses will be allocated, under Treasury regulations, among the holders of the regular interest securities and the holders of the residual interest securities, on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a regular interest security who is an individual or a pass-through interest holder, including certain pass-through entities but not real estate investment trusts, expenses will be deductible only to the extent that expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of the holder's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which amount will be adjusted for inflation, will be reduced by the lesser of:

o   3% of the excess of adjusted gross income over the applicable amount, or

o 80% of the amount of itemized deductions otherwise allowable for such taxable year.

     The reduction or disallowance of this deduction may have a significant impact on the yield of the regular interest security to such a holder. In general terms, a single class REMIC is one that either:

o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

o is similar to a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.

As specified in the prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

Taxation of the REMIC

     General.

     Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described in "--Taxation of Debt Securities; Interest and Acquisition Discount", the regular interests are generally taxable as debt of the REMIC.

     Tiered REMIC Structures.

     For certain series of REMIC certificates, two or more separate elections may be made to treat designated portions of the related trust as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC certificates, special counsel to the depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of Regular certificates or Residual certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

     Calculation of REMIC Income.

     The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between

o the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and

o deductions, including stated interest and OID accrued on regular interest securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.

A holder of a residual interest security that is an individual or a pass-through interest holder, including certain pass-through entities, but not including real estate investment trusts, will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the day that the interests are issued, which we refer to as the "start up day". The aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on the loans will be equivalent to the method under which holders of pay-through securities accrue OID, i.e., under the constant yield method taking into account the prepayment assumption. The REMIC will deduct OID on the regular interest securities in the same manner that the holders of the regular interest securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities". However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans, taking into account the prepayment assumption on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before that date, it is possible that the premium may be recovered in proportion to payments of loan principal.

     Prohibited Transactions and Contributions Tax.

     The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction". For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include:

o the sale or other disposition of any qualified mortgage transferred to the REMIC,

o   the sale or other disposition of a cash flow investment,

o the receipt of any income from assets not permitted to be held by the REMIC, or

o the receipt of any fees or other compensation for services rendered by the REMIC.

It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, a tax is generally imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day. The holders of residual interest securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, taxes will be paid out of the trust and will be allocated pro rata to all outstanding classes of securities of such REMIC.

Taxation of Holders of Residual Interest Securities

     The holder of a security representing a residual interest security will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which holder held the residual interest security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders, on that day of the residual interest securities in proportion to their respective holdings on such day.

     The holder of a residual interest security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to the income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount. If this occurs, it is likely that cash distributions will exceed taxable income in later years. Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC regular interest securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the holder of a residual interest security is taxed on the net income of the REMIC, the taxable income derived from a residual interest security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the residual interest security may be less than that of a bond or instrument.

     Limitation on Losses.

     The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a residual interest security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased, but not below zero, by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of residual interest securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

     Distributions.

     Distributions on a residual interest security, whether at their scheduled times or as a result of prepayments, will generally not result in any additional taxable income or loss to a holder of a residual interest security. If the amount of such payment exceeds a holder's adjusted basis in the residual interest security, however, the holder will recognize gain, treated as gain from the sale of the residual interest security, to the extent of the excess.

     Sale or Exchange.

     A holder of a residual interest security will recognize gain or loss on the sale or exchange of a residual interest security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the residual interest security at the time of the sale or exchange. Any loss upon disposition of a residual interest security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after the disposition.

     Excess Inclusions.

     The portion of the REMIC taxable income of a holder of a residual interest security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a residual interest security is an organization subject to the tax on unrelated business income imposed by Code Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust, or certain cooperatives were to own a residual interest security, a portion of dividends or other distributions paid by the real estate investment trust or other entity would be treated as excess inclusion income. If a residual security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as portfolio interest and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors."

     The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a residual interest security, over the daily accruals for the quarterly period of:

o 120% of the long term applicable federal rate on the startup day multiplied by

o the adjusted issue price of the residual interest security at the beginning of the quarterly period.

The adjusted issue price of a residual interest at the beginning of each calendar quarter will equal its issue price, calculated in a manner analogous to the determination of the issue price of a regular interest, increased by the aggregate of the daily accruals for prior calendar quarters, and decreased, but not below zero, by the amount of loss allocated to a holder and the amount of distributions made on the residual interest security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions, i.e., thrift institutions, to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

     Under the REMIC Regulations, in certain circumstances, transfers of residual securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

     Restrictions on Ownership and Transfer of Residual Interest Securities.

     As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a residual interest security by any disqualified organization. Disqualified organizations include the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit disqualified organizations from owning a residual interest security. In addition, no transfer of a residual interest security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a disqualified organization nor an agent or nominee acting on behalf of a disqualified organization.

     If a residual interest security is transferred to a disqualified organization in violation of the restrictions set forth above, a substantial tax will be imposed on the transferor of the residual interest security at the time of the transfer. In addition, if a disqualified organization holds an interest in a pass-through entity, including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee, that owns a residual interest security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     Under the REMIC Regulations, if a residual interest security is a noneconomic residual interest, a transfer of the residual interest security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A residual interest security is a noneconomic residual interest unless, at the time of the transfer:

o the present value of the expected future distributions on the residual interest security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and

o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

If a transfer of a residual interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interest securities by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

     Mark to Market Rules.

     Prospective purchasers of a residual interest security should be aware that a residual interest security acquired after January 3, 1995 cannot be marked-to-market.

Administrative Matters

     The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

     General.

     As specified in the prospectus supplement if a REMIC election is not made, in the opinion of tax counsel, the trust relating to a series of securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation. In some series there will be no separation of the principal and interest payments on the loans. In such circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases, i.e. stripped securities, sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

     Each holder must report on its federal income tax return its share of the gross income derived from the loans, not reduced by the amount payable as trustee fees and the servicing fees, at the same time and in the same manner as those items would have been reported under the holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received with respect to the loans, and paid directly its share of the servicing fees. In the case of pass-through securities other than stripped securities, the income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of stripped securities, the income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a security will generally be entitled to deduct servicing fees under
Section 162 or Section 212 of the Code to the extent that the servicing fees represent reasonable compensation for the services rendered by the trustee and the master servicer or third parties that are compensated for the performance of services. In the case of a noncorporate holder, however, servicing fees, to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation, will be deductible in computing the holder's regular tax liability only to the extent that the fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which will be adjusted for inflation, will be reduced by the lesser of:

     o 3% of the excess of adjusted gross income over the applicable amount, or

     o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

     Discount or Premium on Pass-Through Securities.

     The holder's purchase price of a pass-through security is to be allocated among the loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee, to the extent necessary to fulfill its reporting obligations, will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents, since the securities generally will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a pass-through security allocated to a loan, other than to a right to receive any accrued interest thereon and any undistributed principal payments, is less than or greater than the portion of the principal balance of the loan allocable to the security, the interest in the loan allocable to the pass-through security will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a stripped security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not deductible under the Code. Any market discount or premium on a loan will be includible in income, generally in the manner described in "--Taxation of Debt Securities; Market Discount" and "--Premium", except that in the case of pass-through securities, market discount is calculated on the loans underlying the Certificate, rather than on the security. A holder that acquires an interest in a loan originated after July 18, 1984 with more than a de minimis amount of market discount, generally, the excess of the principal amount of the loan over the purchaser's allocable purchase price, will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

     In the case of market discount on a pass-through security attributable to loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of the discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. That treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped Securities.

     A stripped security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive certain payments of both interest and principal. Certain stripped securities such as ratio strip securities may represent a right to receive differing percentages of both the interest and principal on each loan. Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of stripped bonds with respect to principal payments and stripped coupons with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.

     Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If the excess servicing fees are less than 100 basis points or 1% interest on the loan principal balance or the securities are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.

     The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to stripped securities and other pass-through securities. Under the method described in "--Taxation of Debt Securities; Interest and Acquisition Discount" for prepayment securities or the cash flow bond method, a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during the period. The Code prescribes the same method for debt instruments "secured by" other debt instruments, the maturity of which may be affected by prepayments on the underlying debt instruments. However, the Code, absent Treasury regulations, appear specifically to cover instruments such as the stripped securities which technically represent ownership interests in the underlying loans, rather than being debt instruments secured by those loans. Nevertheless, it is believed that the cash flow bond method is a reasonable method of reporting income for the securities, and it is expected that OID will be reported on that basis, as specified in the prospectus supplement. In applying the calculation to pass-through securities, the trustee will treat all payments to be received by a holder with respect to the underlying loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each loan underlying a security.

     Under certain circumstances, if the loans prepay at a rate faster than the prepayment assumption, the use of the cash flow bond method may accelerate a holder's recognition of income. If, however, the loans prepay at a rate slower than the prepayment assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

     In the case of a stripped security that is an interest weighted security, the trustee intends, absent contrary authority, to report income to securityholders as OID, in the manner described above for interest weighted securities.

     Possible Alternative Characterizations.

     The characterizations of the stripped securities described in the preceding section are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that:

o in some series, each non-interest weighted security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments,

o the non-interest weighted securities are subject to the contingent payment provisions of the Contingent Regulations,

o each interest weighted stripped security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments, or

o there are as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each mortgage loan.

     Given the variety of alternatives for treatment of the stripped securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the securities for federal income tax purposes.

     Character as Qualifying Loans.

     In the case of stripped securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities. Pass-through securities will be, and, although the matter is not free from doubt, stripped securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. In addition, interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

Sale or Exchange

     Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder's tax basis in its security is the price such holder pays for a security, plus amounts of original issue or market discount included in income and reduced by any payments received, other than qualified stated interest payments, and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis as so adjusted, will generally be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a regular interest security will be taxable as ordinary income or loss. In addition, gain from the disposition of a regular interest security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of the amount that would have been includible in the holder's income if the yield on the regular interest security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over the amount of ordinary income actually recognized by the holder on the regular interest security.

Miscellaneous Tax Aspects

     Backup Withholding.

     Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder, other than a holder of a residual interest security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the securities. This withholding generally applies if the holder of a security:

o   fails to furnish the trustee with its taxpayer identification number,

o   furnishes the trustee an incorrect taxpayer identification number,

o fails to report properly interest, dividends or other "reportable payments" as defined in the Code, or

o under some circumstances, fails to provide the trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the taxpayer identification number provided is its correct number and that the holder is not subject to backup withholding.

Backup withholding will not apply, however, to some payments made to holders, including payments to certain exempt recipients, such as exempt organizations, and to certain nonresidents. The Treasury Department issued regulations which make certain modifications to the withholding and information reporting rules. The regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The trustee will report to the holders and to the master servicer for each calendar year the amount of any reportable payments during the year and the amount of tax withheld, if any, with respect to payments on the securities.

Tax Treatment of Foreign Investors

     Subject to the discussion below with respect to trusts as to which a partnership election is made, under the Code, unless interest, including OID, paid on a security, other than a residual interest security, is considered to be effectively connected with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation, which we define as "nonresident", those interest will normally qualify as portfolio interest, except where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or the recipient is a controlled foreign corporation to which the issuer is a related person, and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless that rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. Holders of pass-through securities and stripped securities, including ratio strip securities, however, may be subject to withholding to the extent that the loans were originated on or before July 18, 1984.

     Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

     Payments to holders of residual interest securities who are foreign persons will generally be treated as interest for purposes of the 30% or lower treaty rate United States withholding tax. Holders should assume that the income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a residual interest security will not be entitled to an exemption from or reduction of the 30% or lower treaty rate withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed or when the residual interest security is disposed of. The Treasury has statutory authority, however, to promulgate regulations which would require that these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of residual interest securities that do not have significant value. Under the REMIC Regulations, if a residual interest security has tax avoidance potential, a transfer of a residual interest security to a nonresident will be disregarded for all federal tax purposes. A residual interest security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a residual interest security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the residual interest security for purposes of the withholding tax provisions of the Code. See "--Excess Inclusions."

     The Treasury Department issued regulations which make certain modifications to the withholding and information reporting rules described in the preceding paragraph. The regulations attempt to unify certification requirements and modify reliance standards. The regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. We suggest that prospective investors consult their own tax advisors regarding the regulations.

Tax Characterization of the Trust as a Partnership

     Tax counsel will deliver its opinion that a trust for which a partnership election is made will not be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the related Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust will not be characterized as a publicly traded partnership taxable as a corporation.

     If the trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust.

Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness.

     The trust will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Generally, tax counsel will advise the depositor that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

     OID, Indexed Securities, etc.

     The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not indexed securities or strip notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for qualified stated interest under the OID Regulations, and that any OID on the notes, i.e., any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, i.e., 0.25% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to such notes will be disclosed in the prospectus supplement.

     Interest Income on the Notes.

     Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with noteholder's method of tax accounting. Under the OID Regulations, a holder of a note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A holder of a note that has a fixed maturity date of not more than one year from the issue date of note which we refer to as a short-term note may be subject to special rules. An accrual basis holder of a short-term note and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would, in general, be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the short-term note. However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a short-term note is purchased for more or less than its principal amount.

     Sale or Other Disposition.

     If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by noteholder with respect to the note. Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders.

     Interest payments made or accrued to a noteholder who is a nonresident alien, foreign corporation or other non-United States person generally will be considered portfolio interest, and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person, and the foreign person:

o is not actually or constructively a "10 percent shareholder" of the trust or the seller, including a holder of 10% of the outstanding certificates, or a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Code, and

o provides the trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement on Form W-8 or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address.

If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable tax treaty. Prospective investors are urged to consult their own tax advisors regarding the withholding and information reporting rules.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, if:

o the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person, and

o in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding.

     Each holder of a note, other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. Prospective investors are urged to consult their own tax advisors regarding the withholding and information reporting rules.

     Possible Alternative Treatments of the Notes.

     If, contrary to the opinion of tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with the adverse consequences described in "--Tax Characterization of the Trust as a Partnership" and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of tax counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in such a publicly traded partnership could have adverse tax consequences to some holders. For example, income to certain tax-exempt entities including pension funds would be unrelated business taxable income, income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders may be limited in their ability to deduct their share of the trust's expenses.

Tax Consequences to Holders of the Certificates

     Treatment of the Trust as a Partnership.

     The trust and any servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the trust and any servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the trust. Any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership. The following discussion assumes that the certificates represent equity interests in a partnership.

     Indexed Securities, etc.

     The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities or strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to such certificates will be disclosed in the prospectus supplement.

     Partnership Taxation.

     As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist primarily of interest and finance charges earned on the loans including appropriate adjustments for market discount, OID and bond premium and any gain upon collection or disposition of loans. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the related Agreement and related documents. The Agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:

o the interest that accrues on the certificates in accordance with their terms for the month, including interest accruing at the pass-through rate for the month and interest on amounts previously due on the certificates but not yet distributed,

o any trust income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price,

o   prepayment premium payable to the certificateholders for the month, and

o any other amounts of income payable to the certificateholders for the month.

     The allocation will be reduced by any amortization by the trust of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the depositor or the seller. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described in the preceding paragraph even though the trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

     All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity including an individual retirement account will constitute unrelated business taxable income generally taxable to the holder under the Code.

     An individual taxpayer's share of expenses of the trust including servicing fees but not interest expense would be miscellaneous itemized deductions. The deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.

     The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each loan, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

     Discount and Premium.

     It is believed that the loans were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.

     If the trust acquires the loans at a market discount or premium, the trust will elect to include any discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

     Section 708 Termination.

     Under Code Section 708, a sale or exchange of 50% or more of the capital and profits in a partnership within a 12-month period would cause a deemed contribution of assets of the partnership (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange. Accordingly, if the trust were characterized as a partnership and a sale of certificates terminated the partnership under Code Section 708, the purchaser's basis in its ownership interest would not change.

     Disposition of Certificates.

     Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income includible in income and decreased by any distributions received with respect to such certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of such aggregate tax basis to the certificates sold rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income not including income attributable to disallowed itemized deductions described in "--Tax Consequences to Holders of Certificates; Partnership Taxation" over the life of the certificates that exceeds the aggregate cash distributions, the excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Between Transferors and Transferees.

     In general, the trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing certificates may be allocated tax items which will affect its tax liability and tax basis attributable to periods before the actual transaction.

     The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election.

     In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for certificates.

     Administrative Matters.

     The trustee is required to keep or have kept complete and accurate books of the trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-l information to nominees that fail to provide the trust with the information statement described in the following paragraph and nominees will be required to forward information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all inconsistencies .

     Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. The information includes:

o   the name, address and taxpayer identification number of the nominee and

o   as to each beneficial owner

o   the name, address and identification number of the person,

o whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

o some information on certificates that were held, bought or sold on behalf of the person throughout the year.

In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

     The depositor will be designated as the tax matters partner in the Agreement and will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders. In some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

     Tax Consequences to Foreign Certificateholders.

     It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those describing the trust. Although it is not expected that the trust would be engaged in a trade or business in the United States for such purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders under Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. In determining a holder's withholding status, the trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury. Prospective investors are urged to consult their own tax advisors regarding the withholding and information reporting rules.

     Each foreign holder might be required to file a U.S. individual or corporate income tax return including, in the case of a corporation, the branch profits tax on its share of the trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business. However, interest payments made or accrued to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of 31% if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. Prospective investors are urged to consult their own tax advisors regarding the withholding and information reporting rules.

FASIT Securities

     General

     The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT securityholders. In the opinion tax counsel, if a FASIT election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a FASIT assuming compliance with all of the provisions of the applicable Agreement, including the making of a timely FASIT election, and certain representations made by the depositor as to factual matters. In addition, the trust's qualification as a FASIT depends on its ability to satisfy the requirements of the FASIT provisions on an ongoing basis, including, without limitation, requirements of proposed, temporary or final Treasury regulations that may be promulgated in the near future under the FASIT provisions and that may apply to the trust or as a result of any change in the applicable law. Investors also should note that the FASIT discussion contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT securities. With respect to each series of FASIT securities, the prospectus supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

     FASIT securities will be classified as either FASIT regular securities, which generally will be treated as debt for federal income tax purposes, or FASIT ownership securities, which generally are not treated as debt for federal income tax purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related series FASIT. The prospectus supplement for each series of securities will indicate whether one or more FASIT elections will be made for that series and which securities of that series will be designated as regular interests, and which, if any, will be designated as ownership interests.

     Qualification as a FASIT

     The trust underlying a series, or one or more designated pools of assets held in the trust, will qualify under the Code as a FASIT in which the FASIT regular securities and the FASIT ownership securities will constitute the "regular interests" and the "ownership interests", respectively, if

o   a FASIT election is in effect,

o certain tests concerning the composition of the FASIT's assets and the nature of the securityholders' interests in the FASIT are met on a continuing basis, and

o the trust is not a regulated investment company as defined in Section 851(a) of the Code.

     Asset Composition

     In order for a trust, or one or more designated pools of assets held by a trust, to be eligible for FASIT status, substantially all of the assets of the trust or the designated pool must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include:

o   cash or cash equivalents,

o debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC, i.e., instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only type rate),

o   foreclosure property,

o certain hedging instruments, generally, interest and currency rate swaps and enhancement contracts, that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,

o contract rights to acquire qualifying debt instruments or qualifying hedging instruments,

o   FASIT regular interests, and

o   REMIC regular interests.

     Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to the holder.

     Interests in a FASIT

     In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following:

o   one or more classes of regular interests or

o a single class of ownership interest that is held by a fully taxable domestic C corporation.

     In the case of series that include FASIT ownership securities, the ownership interest will be represented by the FASIT ownership securities.

     A FASIT interest generally qualifies as a regular interest if:

o   it is designated as a regular interest,

o   it has a stated maturity no greater than thirty years,

o   it entitles its holder to a specified principal amount,

o the issue price of the interest does not exceed 125% of its stated principal amount,

o the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and

o if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests, i.e., certain qualified floating rates and weighted average rates. See "--Taxation of Debt Securities--Variable Rate Debt Securities."

     If a FASIT security fails to pay a specified principal amount, has an issue price that exceeds 125% of its stated principal amount, or has yield to maturity in excess of the AFR, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a high-yield interest. In addition, if a FASIT security fails to pay a fixed rate or a permissible variable rate, but the interest payable on the security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the security also will qualify as a high-yield interest. A high-yield interest may be held only by domestic C corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs, and dealers in securities who acquire high yield interests as inventory, rather than for investment. In addition, holders of high-yield interests may be limited in offsetting income derived from such interest. See "--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

     Consequences of Disqualification

     If a series FASIT fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxation as a corporation, or as a partnership. See "--Tax Characterization of the Trust as a Partnership". The FASIT Regular securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, FASIT regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which the requirements for FASIT status are not satisfied.

Tax Treatment of FASIT Regular Securities

     General.

     Payments received by holders of FASIT regular securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC regular interests. As in the case of holders of REMIC Regular interests, holders of FASIT regular interests must report income from such interests under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT regular interests issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT regular interest generally will be treated as ordinary income to the securityholder and a principal payment on such security will be treated as a return of capital to the extent that the securityholder's basis is allocable to that payment. FASIT regular interests issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such securities in the same manner described for REMIC regular interests. See "--Taxation of Debt Securities,"--Market Discount", and "--Premium" above. High-yield securities may be held only by fully taxable domestic C corporations, other FASITs, and certain securities dealers. Securityholders of high-yield securities may be limited in their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those securities.

     If a FASIT regular interest is sold or exchanged, the securityholder generally will recognize gain or loss upon the sale in the manner described in "--Taxation of Debt Securities; Sale or Exchange. In addition, if a FASIT regular interest becomes wholly or partially worthless as a result of default and delinquencies on the underlying assets, the holder of such security should be allowed to deduct the loss sustained or alternatively be able to report a lesser amount of income. However, the timing and character of such losses in income are uncertain. See "--Taxation of Debt Securities--Effects of Default and Delinquencies."

     FASIT regular securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, and interest on such securities will be considered Qualifying REIT Interest to the same extent that REMIC securities would be so considered. FASIT regular securities held by a thrift institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC securities would be so considered. See "--Taxation of Debt Securities. In addition, FASIT regular securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT securities will not qualify as "government securities" for either REIT or RIC qualification purposes.

     Treatment of High-Yield Interests

     High-yield interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT security with losses. High-yield interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer, other than an Eligible Corporation, initially acquires a high-yield interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the high-yield interest multiplied by the highest corporate income tax rate. In addition, transfers of high-yield interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the high-yield interest.

     The holder of a high-yield interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the high-yield interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that is held by a pass-through entity, other than another FASIT, that issues debt or equity securities backed by the FASIT regular interest and that have the same features as high-yield interests.

Tax Treatment of FASIT Ownership Securities

     A FASIT ownership security represents the residual equity interest in a FASIT. As such, the holder of a FASIT ownership security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT ownership interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT regular securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT ownership securities are subject to the same limitations on their ability to use losses to offset income from their FASIT security as are the holders of high-yield interests. See "--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

     Rules similar to the wash sale rules applicable to REMIC residual securities also will apply to FASIT ownership securities. Accordingly, losses on dispositions of a FASIT ownership security generally will be disallowed where, within six months before or after the disposition, the seller of the security acquires any other FASIT ownership security or, in the case of a FASIT holding mortgage assets, any interest in a taxable mortgage pool, that is economically comparable to a FASIT ownership security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT ownership security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be the greater of the securities value under present law or the securities value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable federal rate, compounded semiannually.

     The holder of a FASIT ownership security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions". Prohibited transactions include:

     o the receipt of income derived from assets that are not permitted assets,

     o   certain dispositions of permitted assets,

     o the receipt of any income derived from any loan originated by a FASIT, and

     o in certain cases, the receipt of income representing a servicing fee or other compensation.

     Any series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

     Backup Withholding, Reporting and Tax Administration

     Securityholders of FASIT securities will be subject to backup withholding to the same extent holders of REMIC securities would be subject. See "--Miscellaneous Tax Aspects--Backup Withholding". For purposes of reporting and tax administration, holders of record of FASIT securities generally will be treated in the same manner as holders of REMIC securities.

Foreign Securityholders

     Foreign holders of FASIT securities will be subject to withholding to the same extent foreign holders of notes would be subject. See "--Tax Consequences to Holders of the Notes - Foreign Holders."

     Due to the complexity of the federal income tax rules applicable to securityholders and the considerable uncertainty that exists with respect to many aspects of those rules, we suggest that potential investors consult their own tax advisors regarding the tax treatment of the acquisition, ownership, and disposition of the securities.



                           State Tax Considerations

     In addition to the federal income tax consequences described in "Federal Income Tax Considerations", potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, we suggest that potential investors consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.



                             ERISA Considerations

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain restrictions on employee benefit plans subject to ERISA and on plans and other arrangements subject to Section 4975 of the Code ("Plans"), and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the securities without regard to the ERISA considerations described in this section, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in prohibited transactions involving a Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes or, in some cases, a civil penalty may be assessed under Section 502(i) of ERISA, on parties in interest which engage in non-exempt prohibited transactions.

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the securities--for example:

     o Prohibited Transaction Class Exemption ("PTE") 96-23, exempts certain transactions effected on behalf of a Plan by an in-house asset manager,

     o PTE 95-60, exempts certain transactions between insurance company general accounts and parties in interest,

     o PTE 91-38, exempts certain transactions between bank collective investment funds and parties in interest,

     o PTE 90-1, exempts certain transactions between insurance company pooled separate accounts and parties in interest, and

     o PTE 84-14, exempts certain transactions effected on behalf of a Plan by a qualified professional asset manager.

There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the securities, or that such an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with such investment. Furthermore, these exemptions would not apply to transactions involved in operation of the trust if the assets of the trust were considered to include Plan assets.

     The DOL has issued a final regulation (29 C.F.R. Section 2510.3-101) (the "Plan Assets Regulation") containing rules for determining what constitutes the assets of a Plan. The Plan Assets Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an investment in an equity interest will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

     Under the terms of the Plan Assets Regulation, the trust may be deemed to hold plan assets by reason of a Plan's investment in a security; such plan assets would include an undivided interest in the trust assets and any other assets held by the trust. In such an event, persons providing services with respect to the assets of the trust may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and of Section 4975 of the Code, with respect to transactions involving such assets unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The look-through rule of the Plan Assets Regulation does not apply if the interest acquired by the Plan is treated as indebtedness under applicable local law and has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be equity interests under the final regulation. If notes of a particular series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such notes, but not, by reason of such purchase, the underlying assets of the trust. The prospectus supplement related to a series will indicate the expected treatment of the securities in that series under the Plan Assets Regulation.

     If the interest is an equity interest, the Plan Assets Regulation creates an exception if the class of equity interests in question is:

     o widely held, i.e., held by 100 or more investors who are independent of the depositor and each other,

     o   freely transferable, and

     o   sold as part of an offering pursuant to

               o an effective registration statement under the Securities Act of 1933 (the "Securities Act"), and then subsequently registered under the Exchange Act or

               o an effective registration statement under Section 12(b) or 12(g) of the Exchange Act.

In addition, the regulation provides that if at all times more than 75% of the value of all classes of equity interests in the depositor or the trust are held by investors other than benefit plan investors, which includes Plans; employee benefit plans as defined under ERISA, whether or not they are subject to ERISA; and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity, the investing Plan's assets will not include any of the underlying assets of the depositor or the trust.

     The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions. These securities may include the certificates. The obligations covered by the Underwriter Exemptions include obligations such as the trust assets other than private securities and agency securities which are not insured or guaranteed by the United States or an agency or instrumentality of the United States, or home improvement contracts that are unsecured. The Underwriter Exemptions may apply to the acquisition, holding and resale of the securities by a Plan provided that certain conditions are met, including those listed in the next paragraph.

     While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions are generally similar and include:

     o the acquisition of the certificates by a Plan is on terms, including the price, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party,

     o the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust,

     o the certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Rating Group, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA Inc.,

     o The sum of all payments made to the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the obligations to the trust represents not more than the fair market value of such obligations. The sum of all payments made to and retained by any servicer represents not more than reasonable compensation for such servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith,

     o The trustee must not be an affiliate of any other member of the Restricted Group, and

     o The Plan investing in the certificates is an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act.

     The trust also must meet the following requirements:

     o the corpus of the trust must consist solely of assets of the type which have been included in other investment pools,

     o securities in such other investment pools must have been rated in one of the three highest rating categories of a rating agency for at least one year prior to the Plan's acquisition of securities, and

     o securities evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of securities.

          On July 21, 1997, the DOL published in the Federal Register an amendment to the Underwriter Exemptions, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month pre-funding period following the closing date, instead of requiring that all such Obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

               (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered must not exceed twenty-five percent (25%).

               (2) All Obligations transferred after the closing date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a rating agency.

               (3) The transfer of such Additional Obligations to the trust during the pre-funding period must not result in the certificates to be covered by the Underwriter Exemption receiving a lower credit rating from a rating agency upon termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

               (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the pre-funding period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the closing date.

               (5) In order to insure that the characteristics of the Additional Obligations are substantially similar to those of the original Obligations which were transferred to the trust:

                    o the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor, or

                    o an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each rating agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus, prospectus supplement, or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the closing date.

               (6) The pre-funding period must end no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

               (7) Amounts transferred to any pre-funding account and capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments.

               (8) The related prospectus or prospectus supplement must describe:

                    o any pre-funding account and capitalized interest account used in connection with a pre-funding account,

                    o   the duration of the pre-funding period,

                    o the percentage or dollar value of the amount allocated to the pre-funding account for the trust, and

                    o that the amounts remaining in the pre-funding account at the end of the pre-funding period will be remitted to certificateholders as repayments of principal.

               (9) The related pooling and servicing agreement must describe the permitted investments for the pre-funding account and capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

     Moreover, the Underwriter Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in a trust holding receivables as to which the fiduciary or its affiliates is an obligor provided that, among other requirements:

     o in the case of an acquisition in connection with the initial issuance of securities, at least fifty (50) percent of each class of securities in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty (50) percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group,

     o such fiduciary or affiliate is an obligor with respect to five (5) percent or less of the fair market value of the obligations contained in the trust,

     o a Plan's investment in securities does not exceed twenty-five (25) percent of all of the securities outstanding after the acquisition, and

     o immediately after the acquisition, no more than twenty-five (25) percent of the assets of any Plan for which such person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Underwriter Exemptions do not apply to Plans sponsored by the depositor, the underwriters of the securities, any trustee, any servicer, any insurer, any obligor with respect to obligations included in a trust constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a trust, or any affiliate of such parties (the "Restricted Group").

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the potential application of the Underwriter Exemptions to the purchase and holding of the securities and the potential consequences to their specific circumstances, prior to making an investment in the securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.



                        Legal Investment Considerations

     As specified in the prospectus supplement, the securities may or may not constitute mortgage-related securities under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.



                                    Ratings

     It will be a requirement for issuance of any series that the securities offered by this prospectus and the prospectus supplement be rated by at least one rating agency in one of its four highest applicable rating categories. The rating or ratings applicable to securities of each series offered hereby and by the prospectus supplement will be as set forth in the prospectus supplement. A securities rating should be evaluated independently of similar ratings on different types of securities. A securities rating does not address the effect that the rate of prepayments on loans or underlying loans, as applicable, for a series may have on the yield to investors in the securities of such series. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by any rating agency.



                             Plan of Distribution

     The depositor may offer each series of securities through one or more underwriters that may be designated at the time of each offering of such securities. The prospectus supplement will set forth the specific terms of the offering of the series of securities and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the depositor from such sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each series of securities will also be set forth in the prospectus supplement relating to the series.



                                 Legal Matters

     Certain legal matters referred to in the prospectus supplement in connection with the securities will be passed upon for the depositor by Brown & Wood LLP, Washington, D.C.



                             Available Information

     The depositor is subject to the informational requirements of the Exchange Act and accordingly files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:

     o Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and

     o Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048.

     Copies of such material can also be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the depositor, that file electronically with the SEC.

     Copies of the registration statement of which this prospectus forms a part and the exhibits are on file at the offices of the SEC in Washington, D.C. Copies may be obtained at rates prescribed by the SEC upon request to the SEC, and may be inspected, without charge, at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C.



                    Incorporation of Documents by Reference

     All documents subsequently filed by or on behalf of the trust referred to in the accompanying prospectus supplement with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the securities issued by the trust shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of the documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained herein or in the prospectus supplement or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

     The depositor on behalf of any trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to in the previous paragraph that have been or may be incorporated by reference in this prospectus but not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates. Such requests should be directed to Corporate Secretary, 16802 Aston Street, Irvine, California 92606.

                            Index of Defined Terms

Additional Obligations............................106
Agreement...........................................5
Beneficial Owner....................................9
Book-Entry Securities...............................6
borrower...........................................66
CERCLA.............................................54
Clearstream.........................................9
Code...............................................68
contracts..........................................63
cooperative........................................60
Cooperative Corporation............................10
Definitive Securities...............................6
DTC.................................................9
Eligible Corporations..............................99
Eligible Investments...............................26
ERISA.............................................103
Euroclear...........................................9
Euroclear Operator.................................10
European Depositaries..............................11
Exchange Act........................................9
Fannie Mae.........................................22
FASIT Qualification Test...........................98
FHA................................................15
Financial Intermediary.............................11
Freddie Mac........................................22
Garn-St. Germain Act...............................58
Ginnie Mae.........................................22
HOEPA..............................................60
Housing Act........................................23
HUD................................................23
Indirect Participants...............................9
lender.............................................65
loans..............................................15
mortgaged properties...............................15
new partnership....................................93
Obligations.......................................106
OID................................................70
OID Regulations....................................70
old partnership....................................93
Participants........................................9
parties in interest...............................103
Plan Assets Regulation............................104
Plans.............................................103
PS Agreement.......................................20
PS Servicer........................................20
PS Sponsor.........................................20
PS Trustee.........................................20
PTE...............................................103
RCRA...............................................54
Relevant Depositary................................11
Restricted Group..................................108
Rules..............................................11
SEC................................................20
secured creditor exclusion.........................54
Securities Act....................................104
Servicemen's Readjustment Act......................25
Terms and Conditions...............................10
Tiered REMICs......................................77
Title V............................................60
U.S. person........................................69
UCC.................................................9
Underwriter Exemptions............................105
VA.................................................15


                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        The estimated expenses expected to be incurred by the Registrant in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as follows:

SEC Registration Fee............................................     $264.00
Trustee's Fees and Expenses (including counsel fees)*...........          **
Printing and Engraving Costs*...................................          **
Rating Agency Fees*.............................................          **
Legal Fees and Expenses*........................................          **
Blue Sky Fees and Expenses*.....................................          **
Accounting Fees and Expenses*...................................          **
Miscellaneous*..................................................          **
                                                                          --
   Total........................................................     $264.00
*    Estimated in accordance with Item 511 of Regulation S-K.
**   To be filed by Amendment

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Delaware Limited Liability Company Act (Section 18-108) gives Delaware limited liability companies broad powers to indemnify and hold harmless any member, manager or other person from and against any and all claims and demands. The Limited Liability Company Agreement of the Registrant provides that any member, officer, director, employee or agent of the Registrant and any employee, representative, agent or affiliate of a member (collectively, the "Covered Persons") shall, to the fullest extent permitted by applicable law, be entitled to indemnification from the Registrant for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Registrant and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by the Limited Liability Company Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; PROVIDED, HOWEVER, that any indemnity under the Limited Liability Company Agreement shall be provided out of and to the extent of Registrant assets only, and no member shall have personal liability on account thereof; and PROVIDED FURTHER that so long as any Registrant indebtedness is outstanding, no indemnity payment from funds of the Registrant (as distinct from funds from other sources, such as insurance) of any indemnity under the Limited Liability Company Agreement shall be payable except out of funds that have been released from the lien of the applicable indenture. In addition, to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Registrant prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Registrant of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the Limited Liability Company Agreement.

        The Pooling and Servicing Agreement or Sale and Servicing Agreement for each series of securities will provide either that the Registrant and the partners, members, directors, officers, employees and agents of the Registrant, or that the Servicer and the partners, members, directors, officers, employees and agents of the Servicer, will be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement, Sale and Servicing Agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder.

        The Underwriting Agreement for each series of Securities will generally provide that each underwriter will indemnify the Registrant, each of its directors, each of its members, each of its officers who signs the Registration Statement, and each person who controls the Registrant within the meaning of either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against claims, damages, or liability, to which the Registrant may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact furnished by the underwriter for the preparation of a prospectus, or included in any computational materials, term sheets or similar documents delivered to prospective investors by the underwriter (other than any such untrue statement that is based on materials previously provided to the underwriter by the Registrant).

ITEM 16. EXHIBITS.

          1.1     Form of Underwriting Agreement

          4.1     Form of Trust Agreement

          4.2     Form of Administration Agreement

          4.3     Form of Pooling and Servicing Agreement

          4.4     Form of Indenture

          4.5     Form of Sale and Servicing Agreement

          5.1 Opinion of Brown & Wood LLP as to legality (including consent of such firm)

          8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm) (included in Exhibit 5.1)

         23.1     Consent of Brown & Wood LLP (included in Exhibit 5.1)

         24.1     Power of Attorney (included on page II-4)

ITEM 17. UNDERTAKINGS

A.  Undertaking in respect of Rule 415 offering.

The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking in respect of filings incorporating subsequent Exchange Act documents by reference.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

C.  Undertaking in respect of indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

D.  Undertakings for registration statement permitted by Rule 430A.

The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

        (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

E. Undertaking in respect of qualification of Indentures under the Trust Indenture Act of 1939.

        The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irvine, California on the 4th day of February, 2000.

                                          FINANCE AMERICA SECURITIES, LLC


                                          By:  /s/ Brian Libman
                                             Brian Libman
                                             Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Brian Libman, Karen H. Cornell, Graham Fleming and M. Katheryn Boyle, and each of them his or her true and lawful attorney-in-fact and agent, acting together or alone, with full powers of substitution and resubstitution, for them and in their name, place and stead, to sign any or all amendments to this Registration Statement (including any pre-effective or post-effective amendment), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting together or alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, acting together or alone, or other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                         Title                      Date


/s/ Brian Libman               Chief Executive Officer and   February 4, 2000
---------------------------    Director (Principal
Brian Libman                   Executive Officer)


/s/ Graham Fleming             Treasurer (Principal          February 4, 2000
---------------------------    Financial and Accounting
Graham Fleming                 Officer)

/s/ Karen H. Cornell           Secretary and Director        February 4, 2000
---------------------------
Karen H. Cornell

/s/ M. Katheryn Boyle          Director                      February 4, 2000
---------------------------
M. Katheryn Boyle